     Registration No. 33-30198
     File No. 811-05867

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                      ☒

PRE-EFFECTIVE AMENDMENT NO.     ___                                                                                      ☐

POST-EFFECTIVE AMENDMENT NO.  39                                                                                         ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANYACT OF 1940                                     ☒

              Amendment No. 40                                                                                                                 ☒

     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
-------------------------------------------------------------------------------------------------------------
     (Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

-------------------------------------------------------------------------------------------------------------
     (Address of Principal Executive Offices) (Zip Code)

(303) 768-3200
-------------------------------------------------------------------------------------------------------------
    (Registrant's Telephone Number including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, 225 Liberty Street, 11th Floor,
New York, New York 10281-1008
------------------------------------------------------------------------------------------------
     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)
☐   On November 27, 2009, pursuant to paragraph (b)
☐    60 days after filing pursuant to paragraph (a)(1)
☐    On ____________, pursuant to paragraph (a)(1)
☐    75 days after filing, pursuant to paragraph (a)(2)
☐    On _________________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer
New Jersey Municipal Fund
NYSE Ticker Symbols
Class A	ONJAX
Class B	ONJBX
Class C	ONJCX

Prospectus dated November 27, 2009
Oppenheimer New Jersey Municipal Fund is a mutual fund that seeks current income exempt from federal and New Jersey personal income taxes. It invests mainly in municipal securities.
     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 19 of the prospectus, and in the sections "How to Buy Shares" beginning on page 27 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.15%	0.90%	0.90%
Total Other Expenses	1.49%	1.59%	1.53%
Interest and Related Expenses from Inverse Floaters	0.51%	0.51%	0.51%
Other Expenses	0.98%	1.08%	1.02%
Total Annual Operating Expenses	2.18%	3.03%	2.97%

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$1,132	$1,601	$2,895	$688	$1,132	$1,601	$2,895
Class B Shares	$811	$1,250	$1,815	$3,006	$311	$950	$1,615	$3,006
Class C Shares	$404	$932	$1,585	$3,338	$304	$932	$1,585	$3,338

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission.

Principal Investment Strategies

Principal Investment Strategies. Under normal market conditions, the Fund seeks to invest 100% of its net assets in municipal securities, and as a fundamental policy, invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal and New Jersey individual income taxes. This includes securities that generate income subject to alternative minimum tax. New Jersey municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States if the interest is not subject to New Jersey or federal personal income tax.

Most of the securities the Fund buys are "investment grade," although it can invest as much as 25% of its total assets in below investment-grade securities (commonly called "junk bonds"). Investment grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as Standard & Poor's Rating Services. The Fund also invests in unrated securities for which the Fund's adviser internally assigns ratings.

The Fund does not limit its investments to securities in a particular maturity range, but it generally focuses on longer-term securities. The Fund can also borrow for leverage and invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps or other derivatives.

In selecting investments for the Fund, the portfolio managers look at a wide range of New Jersey municipal securities that provide high current income, have favorable credit characteristics or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund but are not required to do so.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, credit spread risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. Credit spread risk is a risk based on the difference (or credit spread) between the market yields of two different investments of different credit quality.  When spreads widen between bonds with different quality ratings, it implies that the market is factoring more risk of default on lower grade bonds.  A widening in credit spreads will result in a fall in the values of the Fund's securities. Interest rate risk is the risk that the value of a municipal security might fall due to a change in interest rates.  If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

     Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities, may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 25% of its assets in below investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of New Jersey Municipal Securities. Because the Fund invests primarily in New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of New Jersey and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Changes in legislation or policy, erosion of the tax base, the effects of terrorist acts, natural disasters, or other economic or credit problems may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths, or possessions located outside of New Jersey, such as Puerto Rico, Guam, Northern Mariana Islands and the Virgin Islands.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility, particularly for lower-rated and unrated debt securities. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund's books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
     The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
     The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund's assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal and New Jersey personal income taxes. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks and the special risks of bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/NewJerseyMunicipalFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 6.59% (2nd qtr 03) and the lowest return was -22.83% (4th qtr 08). For the period from January 1, 2009 through September 30, 2009 the cumulative return before taxes was 55.55%.

     The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 years	10 Years
Class A Shares (inception 3/1/94)
Return Before Taxes	(37.32%)	(5.12%)	(0.58%)
Return After Taxes on Distributions	(37.32%)	(5.12%)	(0.58%)
Return After Taxes on Distributions and Sale of Fund Shares	(22.57%)	(3.21%)	0.46%
Class B Shares (inception 3/1/94)	(37.82%)	(5.26%)	(0.51%)
Class C Shares (inception 8/29/95)	(35.30%)	(4.92%)	(0.83%)
Barclays Capital Municipal Bond Index	(2.47%)	2.71%	4.26%
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	0.09%	2.67%	2.52%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers.  Daniel G. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since July 2002.  Scott S. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002. Troy E. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since June 2003.  Mark R. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006.  Marcus V. Franz has been a portfolio manager for the Fund since September 2006.  Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by Federal funds wire or directly from or into your bank account.  The Fund also offers a checkwriting privilege.

Taxes

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The strategies and types of investments discussed in the Fund Summary are the ones that the Fund considers to be the most important in seeking to achieve its investment objective.  Additionally, the following strategies and risks are those the Fund expects its portfolio to be subject to as a whole.

The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

MUNICIPAL SECURITIES.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, tobacco bonds with an appropriation pledge as discussed earlier in this prospectus.

     The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

New Jersey municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to New Jersey individual income tax. The term "New Jersey municipal securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to federal and New Jersey individual income tax. (For additional discussion of the special considerations relating to the Fund's investments in New Jersey and the U.S. territories, commonwealths and possessions, see the Statement of Additional Information.)  Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio.  It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

Most of the municipal securities the Fund buys are "investment-grade" at the time of purchase.  "Investment-grade" securities are those rated within the four highest rating categories of Standard & Poor's, Moody's, Fitch or another nationally recognized statistical rating organization. While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. The rating categories are described in Appendix of the Statement of Additional Information.

Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue. In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Unrated securities also are considered "investment-grade" if judged by the Manager to be comparable to rated investment-grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security.  However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform as expected. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond. The Fund's annual fund operating expenses, shown earlier in this prospectus, include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses.

     The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters discussed in this prospectus, are a type of variable rate obligations.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

        To seek a higher yield, the Fund also can invest in municipal securities other than those of its state. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to the Fund's state personal income tax. The Fund does not expect to invest a significant portion of its assets in securities that are not exempt from its state's personal income tax.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets of the Fund , 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess over $1 billion. The Fund's advisory fee for the period ended July 31, 2009 was 0.54% of average annual net assets for each class of shares.

The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes.  This undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2009, the transfer agent's fees did not exceed the expense limitation.  The Fund's management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Fund is available in the Fund's Annual Report to shareholders for the period ended July 31, 2009.

Portfolio Managers.  The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments.  Mr. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since July 2002.  Mr. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002.  Mr. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since June 2003.  Mr. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006.  Mr. Franz has been a portfolio manager for the Fund since September 2006.  Mr. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008.

     Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and a Senior Portfolio Manager of the Manager since December 2001.  He was a Vice President of the Manager from April 2001 to June 2007.  Mr. Loughran is a team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

      Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Manager since September 2002.  He is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. Willis has been a Vice President of the Manager since July 2009 and a Senior Portfolio Manager of the Manager since January 2006.  He was an Assistant Vice President of the Manager from July 2005 to June 2009 and a Portfolio Manager of the Manager from June 2003 to December 2005.  Mr. Willis is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Manager since July 2009.  He was a Portfolio Manager with the Manager from September 2006 to June 2009.  He was a research analyst from June 2003 to August 2006. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr. Franz has been a Vice President and Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager from October 2006 to June 2009. He was a research analyst with the Manager from June 2003 to September 2006. Mr. Franz is a portfolio manager and a trader for the Fund and other Oppenheimer funds.

      Mr. Camarella has been an Assistant Vice President of the Manager since July 2009. He has been an Associate Portfolio Manager of the Manager since January 2008. He was a research analyst with the Manager from April 2006 to December 2007. He was a credit analyst with the Manager from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

  your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

 Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 5 business days.
  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 5 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

     By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Regulated Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Class A Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$10.00	$11.98	$11.90	$12.03	$10.76
Income (loss) from investment operations:
Net investment income[1]	.61	.57	.52	.55	.62
Net realized and unrealized gain (loss)	(1.42)	(2.01)	.09	(.09)	1.32
Total from investment operations	(.81)	(1.44)	.61	.46	1.94
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.54)	(.53)	(.59)	(.67)
Net asset value, end of period	$8.63	$10.00	$11.98	$11.90	$12.03

Total Return, at Net Asset Value[2]	(7.63)%	(12.20)%	5.13%	3.93%	18.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,113	$467,974	$591,238	$371,295	$200,831
Average net assets (in thousands)	$352,897	$526,573	$486,782	$287,248	$133,634
Ratios to average net assets:[3]
Net investment income	7.40%	5.20%	4.32%	4.67%	5.41%
Expenses excluding interest and fees on short-term floating rate notes issued	1.67%	0.84%	0.82%	0.90%	0.91%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%
Total expenses	2.18%	1.54%	1.44%	1.53%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	1.54%	1.44%	1.47%	1.06%
Portfolio turnover rate	14%	31%	18%	19%	7%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class B Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$10.02	$11.99	$11.91	$12.05	$10.78
Income (loss) from investment operations:
Net investment income[1]	.54	.48	.43	.47	.54
Net realized and unrealized gain (loss)	(1.43)	(1.99)	.08	(.11)	1.31
Total from investment operations	(.89)	(1.51)	.51	.36	1.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.46)	(.43)	(.50)	(.58)
Net asset value, end of period	$8.65	$10.02	$11.99	$11.91	$12.05

Total Return, at Net Asset Value[2]	(8.39)%	(12.81)%	4.30%	3.03%	17.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,076	$52,981	$73,579	$73,887	$62,399
Average net assets (in thousands)	$39,035	$61,772	$75,560	$68,065	$56,755
Ratios to average net assets:[3]
Net investment income	6.56%	4.39%	3.55%	3.93%	4.74%
Expenses excluding interest and fees on short-term floating rate notes issued	2.52%	1.64%	1.61%	1.69%	1.68%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%
Total expenses	3.03%	2.34%	2.23%	2.32%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.03%	2.34%	2.23%	2.24%	1.83%
Portfolio turnover rate	14%	31%	18%	19%	7%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class C Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$10.01	$11.99	$11.91	$12.04	$10.77
Income (loss) from investment operations:
Net investment income[1]	.55	.48	.43	.46	.53
Net realized and unrealized gain (loss)	(1.43)	(2.00)	.09	(.09)	1.32
Total from investment operations	(.88)	(1.52)	.52	.37	1.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.46)	(.44)	(.50)	(.58)
Net asset value, end of period	$8.64	$10.01	$11.99	$11.91	$12.04

Total Return, at Net Asset Value[2]	(8.35)%	(12.87)%	4.33%	3.14%	17.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,583	$182,780	$230,415	$138,581	$70,128
Average net assets (in thousands)	$144,708	$202,047	$188,557	$104,423	$40,717
Ratios to average net assets:[3]
Net investment income	6.63%	4.43%	3.55%	3.90%	4.57%
Expenses excluding interest and fees on short-term floating rate notes issued	2.46%	1.61%	1.58%	1.66%	1.67%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%
Total expenses	2.97%	2.31%	2.20%	2.29%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.97%	2.31%	2.20%	2.23%	1.82%
Portfolio turnover rate	14%	31%	18%	19%	7%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

Printed on recycled paper

The Fund's SEC File No.: 811-5867 SPO395.001.1109

Oppenheimer
New Jersey Municipal Fund
NYSE Ticker Symbols
Class A	ONJAX
Class B	ONJBX
Class C	ONJCX

November 27, 2009

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2009.
This Statement of Additional Information is not a prospectus.  It should be read together with the prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly Invest In?" and "About the Fund's Investments". Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund's state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

  the frequency of trades and price quotations for such securities;
  the number of dealers or other potential buyers willing to purchase or sell such securities;
  the availability of market-makers; and
  the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

New York state officials are defendants in a lawsuit pending in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court, plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in those two actions, one trial court has granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute; the other trial court has held that plaintiffs are unlikely to succeed on the merits. The former decision is on appeal to the United States Court of Appeals for the Second Circuit.

In another action, the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General, trial courts have granted summary judgment for the Louisiana Attorney General. One of those decisions is on appeal to the United States Court of Appeals for the Fifth Circuit. The deadline to appeal the other decision has not yet expired.

The United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits that was scheduled for June 2009 has been continued.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix C to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Special Risks of Below-Investment Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of the special considerations relating to the Fund's municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in Appendix B to this SAI.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short term securities. As short term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a municipal security into two securities: a short term tax free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a municipal security to a trust. The trust then issues short term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long term, fixed rate security. For example, the interest rate on one obligation reflecting short term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed rate security, multiplied by a factor of two, minus the rate paid on the short term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long term and short term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short term rates remain low relative to long term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. The Fund may engage in reverse repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund(s), along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold by under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which permits borrowings of up to $2,250,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, they may lose the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.
  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax.

The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment adviser or sub-adviser. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a "master-feeder" structure. Under that structure, the Fund would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this Statement of Additional Information would be revised accordingly.

The Fund's policy on senior securities does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into reverse repurchase agreements or contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.
  The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.
  The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing and hedging instruments is permitted.
  The Fund cannot sell securities short.
  The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.
  The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motil Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

Organization and History

Organization and History. The Fund, a series of Oppenheimer Multi-State Municipal Trust (the "Trust), is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a single-series Massachusetts business trust in 1989. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in 1994. Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended July 31, 2009, the Audit Committee held 5 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Directors/Trustees, including Independent Directors/Trustees, for election to the Board. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Directors/Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Directors/Trustees of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Trustees and Officers of the Fund

Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Value Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Cottier, Willis, Demitry, Franz, Camarella, Stein, Murphy, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of November 6, 2009, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2007
	Trustee	Since 2005
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2005
Phillip A. Griffiths	Trustee	Since 1999
Mary F. Miller	Trustee	Since 2004
Joel W. Motley	Trustee	Since 2002
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2005
Peter I. Wold	Trustee	Since 2005

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (66) Chairman of the Board, Trustee	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).	60
David K. Downes (69) Trustee	Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).	60
Matthew P. Fink (68) Trustee	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004).	60
Phillip A. Griffiths (70) Trustee	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).	60
Mary F. Miller (66) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003).	60
Joel W. Motley (57) Trustee	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley.	60
Mary Ann Tynan (63) Trustee	Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).	60
Joseph M. Wikler (67) Trustee	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001).	60
Peter I. Wold (61) Trustee	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).	60

Mr. Reynolds has been a Trustee of the Fund since 1989.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an "Interested Trustee" because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Russell S. Reynolds, Jr. (77) Trustee	Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association.	60

Mr. Murphy has served as a Trustee of the Fund since 2001.

Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
John V. Murphy (60) Trustee, President and Principal Executive Officer	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute's Board of Governors (since October 2009); Chairman (October 2007-September 2009) and Member of the Investment Company Institute's Board of Governors (since October 2003).	98

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Zack, Keffer and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2002 (PM)
Scott C. Cottier	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2002 (PM)
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2003 (PM)
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2006 (PM)
Michael L. Camarella	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2008 (PM)
Thomas W. Keffer	Chief Business Officer	Since 2009
Richard A. Stein	Vice President	Since 2007
John V. Murphy	President and Principal Executive Officer	Since 2001
Mark S. Vandehey	Vice President and Cheif Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2004
Brian Peterson	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (45), Vice President and Senior Portfolio Manager	Senior Vice President of the Manager since July 2007; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds.	18
Scott S. Cottier (38), Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager since 2002; Vice President of the Fund since October 2005. Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.	18
Troy E. Willis (37), Vice President and Senior Portfolio Manager	Vice President of the Manager since July 2009; Assistant Vice President of the Manager from July 2005 to June 2009; Senior Portfolio Manager with the Manager since 2006; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader fo rthe Fund and other Oppenheimer funds.	18
Mark R. DeMitry (33), Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager since July 2009; Associate Portfolio Manager (September 2006 - July 2009); research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003) Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Michael L. Camarella (33), Vice President and Associate Portfolio Manager	Assistant Vice President of the Manager since July 2009; Associate Portfolio Manager of the Fund since 2008. He was a research analyst of the Manager (February 2006 - April 2008); credit analyst of the Manager (June 2003 - January 2006). An Associate Portfolio Manager, an officer and a trader of the Fund and other Oppenheimer funds.	18
Richard A. Stein (51), Vice President	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	18

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	98
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	98
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).	98
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	98
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	98
Robert G. Zack (61) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).	98
Kathleen T. Ives (44) Assistant Secretary	Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).	98
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	98
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005).	98
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	98
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP.	98

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2008
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustees
John V. Murphy	None	Over $100,000
Russell S. Reynolds, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$2,001[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David K. Downes[7]	$1,601	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$1,601	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member

Phillip A. Griffiths	$1,790[10]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$1,494[11]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$1,601[12]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$1,392	N/A	$77,288	$168,000
Governance Committee Member
Mary Ann Tynan[13]	$1,481[14]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$1,494[15]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$1,494[16]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

  "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
  "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds. The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant.
  Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
  Includes $677 deferred by Mr. Wruble under the "Compensation Deferral Plan".
  This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of those funds' retirement plan.
  Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds.
  Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
  This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of those funds' retirement plan.
  Includes $155,000 paid to Mr. Downes for serving as a director or trustee of certain funds before they became Board I Funds.
  Includes $1,715 deferred by Mr. Griffiths under the Compensation Deferral Plan.
  Includes $222 deferred by Ms. Miller under the Compensation Deferral Plan.
  Includes $107 deferred by Mr. Motley under the Compensation Deferral Plan.
  Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
  Includes $592 deferred by Ms. Tynan under the Compensation Deferral Plan.
  Includes $7,47 deferred by Mr. Wikler under the Compensation Deferral Plan.
  Includes $1,000 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of November 6, 2009 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Citigroup Global Mkts Inc., Attn Cindy Tempesta	333 West 34th Street, 7th Fl., New York, NY 10001-2483	7.65%	A
MLPF&S, FBO Sole Bene Of Its Customers, Attn Fund Admin/#97DN1	4800 Deer Lake Dr. E., Fl. 3, Jacksonville, FL 32246-6484	6.84%	A
MLPF&S, FBO Sole Bene Of Its Customers, Attn Fund Admn/#97DN2	4800 Deer Lake Dr. E., Fl. 3, Jacksonville, FL 32246-6484	6.58%	B
MLPF&S, FBO Sole Bene Of Its Customers, Attn Fund Admn/#97HF5	4800 Deer Lake Dr. E., Fl. 3, Jacksonville, FL 32246-6484	20.96%	C
Citigroup Global Mkts Inc., Attn Cindy Tempesta	333 West 34th Street, 7th Fl., New York, NY 10001-2483	9.59%	C
UBS WM USA, OMNI Account M/F, Attn Department Manager	499 Washington Blvd., Fl. 9, Jersey City, NJ 07310-2055	5.76%	C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 07/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$3,853,613
2008	$4,040,062
2009	$2,906,963

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor - including the Fund.  The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund.  The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period.  The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws.  The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  The litigations involving certain other Oppenheimer funds are similar in nature.

A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors.  None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously.  The Fund's Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund's Board and the Trustees named in those suits.  While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of July 31, 2009:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran	17	$23,768	None	None	None	None
Scott C. Cottier	17	$23,768	None	None	None	None
Troy E. Willis	17	$23,768	None	None	None	None
Mark R. Demitry	17	$23,768	None	None	None	None
Michael L. Camarella	17	$23,768	None	None	None	None
Marcus V. Franz	17	$23,768	None	None	None	None
1.	In millions.
2.	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 30, 2008 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is Lipper - New Jersey Municipal Debt Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of July 31, 2009, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott C. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Marcus V. Franz	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceed is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer.  The Manager's senior executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid no total brokerage commissions. During the fiscal year ended July 31, 2009, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Sales Charges
Fiscal Year Ended 07/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2007	$3,749,084	$573,270
2008	$1,587,749	$247,133
2009	$675,172	$103,170

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor*
Fiscal Year Ended 07/31:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor[1]
2007	$329,057	$435,016	$828,203
2008	$137,588	$181,348	$308,240
2009	$37,866	$94,931	$165,414

* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Contingent Deferred Sales Charges
Fiscal Year Ended 07/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$23,436	$167,271	$46,353
2008	$84,703	$176,188	$73,440
2009	$3,195	$135,674	$23,057

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.15% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.15% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.15% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended July 31, 2009 payments under the Class A service plan totaled $513,679, of which $0 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $6,248 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 0.90% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 07/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$350,330	$296,660	$325	$2,173,638	5.86%
Class C Plan	$1,303,205	$210,243	$5,289	$2,940,863	1.91%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 7/31/09
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.43%	7.07%	6.60%	6.29%
Class B	6.49%	N/A	5.55%	N/A
Class C	6.59%	N/A	5.65%	N/A

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The Fund's Total Returns for the Periods Ended 07/31/09
	Cumulative Total Returns		Average Annual Total Returns
	10-Years		1-Year		5-Years		10-Years
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	25.24%	31.48%	(12.02%)	(7.63%)	0.00%	0.97%	2.28%	2.77%
Class B	25.95%	25.95%	(12.70%)	(8.39%)	(0.14%)	0.18%	2.33%	2.33%
Class C	21.94%	21.94%	(9.21%)	(8.35%)	0.20%	0.20%	2.00%	2.00%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 07/31/09
	1-Year	5-Years	10-Years
After Taxes on Distributions	(12.07%)	(0.01%)	2.27%
After Taxes on Distributions and Redemption of Fund Shares	(5.97%)	0.84%	2.73%

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Equity Investor Fund
Oppenheimer California Municipal Fund	Conservative Investor Fund
Oppenheimer Capital Appreciation Fund	Moderate Investor Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Quest International Value Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "How to Exchange Shares" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B or Class C shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.Waivers of Initial and Contingent Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
  Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.
  Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B and Class C shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and CDSC rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

  Oppenheimer Rising Dividends Fund, Inc.
  Oppenheimer Small- Mid- Cap Value Fund
  Oppenheimer Quest Balanced Fund
  Oppenheimer Quest International Value Fund, Inc.
  Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund
  Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund
  Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund
  Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and CDSCs described in this Appendix apply to shares of an Oppenheimer fund that are either:

  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Intial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A CDSC described in the applicable fund's Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or CDSCs:
  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
  Waiver of Class A CDSC in Certain Transactions. The Class A CDSC will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:
  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any CDSC paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

  Oppenheimer U. S. Government Trust,
  Oppenheimer Core Bond Fund,
  Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account
  Connecticut Mutual Total Return Account
  Connecticut Mutual Government Securities Account
  CMIA LifeSpan Capital Appreciation Account
  Connecticut Mutual Income Account
  CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account
  CMIA Diversified Income Account

A. Prior Class A Contingent Deferred Sales Charge and Class A Sales Charge Waivers.

  Class A CDSC. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A CDSC that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% CDSC on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the CDSC will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

  by the estate of a deceased shareholder;
  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
  as tax-free returns of excess contributions to such retirement or employee benefit plans;
  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Special Considerations Relating to State Municipal Obligations and U.S. Territories, Commonwealths and Possessions

Because the Fund invests in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States ("U.S. Territories") that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those U.S. Territories.

Following is a discussion of the special considerations relating to the Fund's investments in municipal securities issued by New Jersey, Puerto Rico, Guam, the Virgin Islands, and Northern Mariana Islands.

New Jersey

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

General Information

Demographics. New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,172 persons per square mile, it is the most densely populated of all the states. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State. The State's population was estimated to be 8,686,000 as of December 2007.  New Jersey is located at the center of the megalopolis that extends from Boston to Washington, D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy. The State's central location also makes it an attractive location for corporate headquarters and international business offices.

The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.  Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

Economic Outlook. The State, the region and the nation have been affected by a global financial crisis which intensified in September and October 2008. Interventions in the financial sector by the U.S. and European governments have averted several potential large scale failures of global financial institutions. Global central bank coordination also has been implemented on multiple occasions to support the global financial system. As a result of this ongoing crisis, there has been deterioration in State, regional and national economic growth and the expected rate of future economic growth is expected to decline. The State's unemployment rate increased to 5.9% in August 2008 and decreased slightly to 5.8% in September 2008, after remaining below 5% for 46 months in a row through March 2008. The latest unemployment rate matches the pace reported during the economic slow down in 2002 and 2003; however, the State's unemployment rate remained below the national rate of 6.1% as of September 2008. The lower than expected rate of economic growth is anticipated to impact the State's revenues for the remainder of Fiscal Year 2009 and thereafter.

On October 16, 2008, the Governor proposed an economic stimulus plan (the "ESP") that contained an estimated $150 million of additional expenditures to provide: (i) immediate assistance to citizens in need; (ii) incentives to support short-term employment and economic activity; and (iii) enhancements to the State's business climate and long-term economic prospects. Some aspects of the ESP may be implemented in the near term, while other aspects requirement legislative action. The Governor also estimated that Fiscal Year 2009 revenues will be approximately $400 million lower than estimated at the time the Fiscal Year 2009 Budget was approved.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a Constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds

General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

Property Tax Relief Fund. This fund accounts for revenues from the Gross Income Tax, which are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the State's General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts, are accounted for in this fund. The Lottery is a major source of revenue for State education and institutions.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

Fiduciary Funds. These funds include the Pension Trust Fund, the Investment Trust Fund, the Agency Funds, Private-Purpose Trust Funds and Agency Funds. These funds hold and report financial resources for their respective beneficiaries.

Proprietary Funds. These funds may be used to report any activity for which a fee is charged to external use for goods and services. Activities are required to be reported as enterprise funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges, rather than with taxes or similar revenues.

Other Revenue Sources

Federal Aid. Actual Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2005 through 2007 amounted to approximately $8.01 billion, $8.48 billion and $8.76 billion, respectively. Estimated Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2008 were estimated to be $9.59 billion, subject to adjustment, pending completion of the annual audit. Federal aid receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2009 are estimated to be $9.75 billion.

Atlantic City and Legalized Gambling. Legalized casino gambling was introduced into Atlantic City in 1977. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Collections for Fiscal Year 2007 were approximately $447 million.  Fiscal Year 2008 collections are estimated to total $411.1 million, an 8.7% decrease from Fiscal Year 2007. Fiscal Year 2009 estimates are $414.8 million. Both estimates reflect the phase down of certain provisions included in legislation enacted in Fiscal Year 2004 as well as taking into account the negative impact of slot machine venues that have opened in Pennsylvania.

State Economy and Finances

Fiscal Year 2007 Summary. For Fiscal Year 2007, the General Fund's ending fund balance totaled $4.6 billion, of which $2.9 billion represented unreserved fund balances. During Fiscal Year 2007, the States' total fund balance increased by $243.6 million. The Surplus Revenue Fund is an account within the State's General Fund that is used as a "Rainy Day Fund." Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. During Fiscal Year 2007, the State withdrew $100 million from the Surplus Revenue Fund. This amount was offset by $24.8 million in interest earnings that accrued on its fund balance during the fiscal year.

Fiscal Year 2007 expenditures totaled $49.4 billion, a decrease of $1.3 billion from the prior fiscal year. This decrease was primarily due to the mandated reclassification of certain funds. Offsets included increases of $767.9 million for educational, cultural and intellectual development, $477.9 million for transportation programs, $385.7 million for economic planning, development, and security, and $361.9 million for public safety and criminal justice. Overall, 49.9% of all State expenditures occurred in the areas of education, higher education, and physical and mental health. Total expenditures were $3.6 billion lower than original appropriations set forth in the annual budget plus supplemental appropriations enacted during the fiscal year. A major cause for under spending resulted from the State's historical practice of over appropriating Federal funds. This practice allows the State to receive the maximum Federal dollars that become available. During Fiscal Year 2007, the State's appropriation of federal funds and other grants exceeded expenditures by $1.6 billion. These excess appropriations are available for use in future years. From a program perspective, under spending in Fiscal Year 2007 includes $907.4 million from physical and mental health, $618.6 million from economic planning, development and security, $559.6 million from community development and environmental management, $554.0 million from government direction, management, and control, $416.4 million from public safety and criminal justice, $370.5 million from educational, cultural, and intellectual development, $107.3 million from special government services, and $62.7 million from transportation.

During Fiscal Year 2007, State revenues, including transfers, totaled $49 billion, a decrease of $1 billion from the prior fiscal year. This decrease was primarily due to the mandated reclassification of certain funds. General taxes totaled $29 billion and accounted for 59.2% of total State revenues for Fiscal Year 2007. This amount reflects a $2.3 billion increase from the prior fiscal year and reflects a partial year effect of an increase in the Sales and Use Tax rate to 7% from 6% and broadening of the Sales and Use Tax base to include certain services. The State's Gross Income Tax totaled $11.7 billion, the Sales and Use Tax totaled $8.8 billion, and the Corporation Business Tax totaled $3.1 billion. The State's three major taxes comprised 81.5% of the total general taxes that were collected during Fiscal Year 2007. On a budgetary basis, general revenues of $28 billion were $3.6 billion lower than the final Fiscal Year 2007 budget. The negative variance was primarily the result of unearned Federal and other grant revenues of $1.6 billion, taxes of $375.6 million, services and assessments of $295.9 million, and licenses and fees of $186.6 million.

Fiscal Years 2008 and 2009 Summary. On January 8, 2008, the Governor proposed a four point plan to restructure the State's financial condition. The plan would (i) freeze Fiscal Year 2009 spending at Fiscal Year 2008 levels, (ii) enact legislation to limit future fiscal year spending growth to the amount of recurring revenues, beginning in Fiscal Year 2010, (iii) create a public benefit corporation to operate the State's toll roads and use the initial proceeds from a concession agreement with that corporation to pay off approximately 50% of the State's bonded indebtedness and (iv) submit for voter approval a constitutional amendment requiring voter approval, with limited exception, for the future issuance of obligations supported by State revenue subject to annual appropriation.

The Fiscal Year 2009 Budget accomplished the first element of this plan by reducing Fiscal Year 2009 appropriations by $600 million to $32.868 billion, compared to the $33.471 billion appropriated in the Fiscal Year 2008 Budget. The Governor has issued an executive order to implement element number two of the plan. The third element of the plan has not been implemented; however, the Legislature has taken steps to retire and defease State indebtedness, including the appropriation of $650 million of non-recurring revenue from Fiscal Year 2008. The fourth element of the plan was submitted for voter approval at the general election in November.

Sales and Use Tax. Collections for Fiscal Year 2008 are estimated to total $8.94 billion, a 3.9% increase from Fiscal Year 2007. The Fiscal Year 2009 estimate of $9.136 billion is a 2.1% increase from Fiscal Year 2008.

Gross Income Tax. Collections for Fiscal Year 2008 are estimated to total $12.600 billion, a 7.4% increase from Fiscal Year 2007. The Fiscal Year 2009 estimate of $12.700 billion is a 0.8% increase from Fiscal Year 2008. The Fiscal Year 2008 and 2009 estimates include changes to the Gross Income Tax to take into account the expansion of the State's earned income tax credit in the amount of $40 million and $60 million, respectively.

Corporation Business Tax. Collections for Fiscal Year 2008 are estimated to total $2.979 billion, a 3.4% decrease from Fiscal Year 2007. The Fiscal Year 2009 estimate of $2.811 billion is a 5.6% decrease from Fiscal Year 2008. The Fiscal Year 2008 estimated decrease is based on the expiration of the alternative minimum tax assessment, the complete phase-in of the net operating loss deduction and the reduction in the tax rate on certain corporations to 0.67% from 1.33%. It also assumes an anticipated slowdown in corporate pre-tax profit growth in 2007 and 2008.

Approximately $33.619 billion and $32.969 billion has been appropriated for Fiscal Year 2008 and Fiscal Year 2009, respectively. Of that amount, for Fiscal Year 2009, approximately $13.531 billion (41.2%) is for State Aid, $11.341 billion (34.5%) is for Grants-in-Aid, $6.519 billion (19.8%) is for Direct State Services, $270.9 million (0.8%) is for Debt Service and $1.206 billion (3.7%) is for Capital Construction.

State Indebtedness

General. As of June 30, 2007, New Jersey's outstanding long-term debt totaled $38.1 billion, a $0.7 billion increase over the prior fiscal year. In addition, the State has $10.9 billion of legislatively authorized bonding capacity that has not yet been issued. During Fiscal Year 2007, the legislatively authorized bonding capacity decreased by $313.2 million

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2005 through 2008 in the amounts of $270.2 million, $169.3 million, $427.8 million, and $438.8 million, respectively. The Fiscal Year 2009 Budget includes an appropriation in the amount of $270.9 million for Fiscal Year 2009, representing principal and interest payments for general obligation bonds. This appropriation assumes a savings of $135 million from retiring and defeasing debt through the use of $650 million appropriated from the Long Term Obligation and Capital Expenditure Fund. The Fiscal Year 2009 Budget authorizes the transfer of funds from non-general obligation debt service appropriations in the event that these savings occur with respect to other bond issues.

In Fiscal Year 2003, the State issued more than $1.5 billion in general obligation bonds to fund various projects, including school construction, refunding of various general obligation bonds, funding of public and private higher educational institutions, construction of State and municipal community projects and other various voter-approved purposes. Final maturity for these bonds ranges from 2011 to 2027, with semi-annual interest payments commencing for the issued bonds in calendar year 2003. In prior years, the State has refunded various bond issuances by creating separate irrevocable trust funds. Refunding debt has been issued and the proceeds have been used to purchase United States Treasury Obligations--State and Local Government Series that were placed in the trust funds. The investments and fixed earnings from the investments have been sufficient to fully service the defeased debt until the debt is called or matures.

During Fiscal Year 2007, the State did not refund any general obligation debt. As of June 30, 2007, the amount of defeased general obligation debt outstanding, but removed from the State's long-term obligations amounted to $943.7 million.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority, the Garden State Preservation Trust, and the New Jersey Transportation Trust Fund Authority. During Fiscal Year 2007, these three Authorities issued $48.7 million of bonds, none of which were refunding bonds. As of June 30, 2007, the State had $12.7 billion of revenue bonds outstanding. Another $7.1 billion of bonding authorization remains.

Installment Obligations. This debt classification represents obligations whose debt service is subject to and dependent upon the Legislature making annual appropriations. Installment obligations include bonds issued to help fund the State's school facilities construction program, and help fund the installation of college and university dormitory fire suppression equipment. During Fiscal Year 2007, these authorities issued $773.5 million of bonds, of which, $107.6 million were refunding bonds. As a result, $102.1 million of bonds have been refunded and are now considered to be defeased. The liability has been removed from the State's long-term obligations. Total debt service payments over the next 18 years were reduced by $3.9 million and resulted in a net present value savings of $2.9 million. The State's installment obligations outstanding as of June 30, 2007 total $17.2 billion. Total authorized but unissued installment obligations equal $3.0 billion as of June 30, 2007.

Certificates of Participation. Proceeds from certificates of participation are used primarily to finance State equipment needs under the State's master lease program. Currently, the State uses a line of credit as its preferred financing method. The State's Certificates of Participation outstanding as of June 30, 2007 totaled $58.8 million.

Short-Term Debt. The State's short-term note program provides effective cash flow management of imbalances that occur in the timing between collections and disbursements of State revenues and appropriations during the fiscal year. The State Treasurer is authorized to issue short-term debt instruments without it constituting a general obligation of the State, or a debt, or a liability within the meaning of the State Constitution. All short-term notes must be retired within twelve months of their issuance date.

Tax and Revenue Anticipation Notes. In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State has authorized the issuance of up to $2.5 billion of TANs for Fiscal Year 2008. The State issued $2 billion in TANs on September 13, 2007. These TANs are payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

Tobacco Settlement Financing Corporation, Inc. In November, 1998 the State entered into a master settlement agreement (the "MSA") with participating cigarette manufacturers, 46 states, and six other United States jurisdictions in the settlement of certain smoking-related litigation. During Fiscal Year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. ("TSFC"), the State's right, title, and beneficial ownership interest in the State's right to receive tobacco settlement payments under the MSA. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during Fiscal Year 2003 and Fiscal Year 2004. Pursuant to accounting regulations, TSFC's debt is reflected as a part of the State's debt. During Fiscal Year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. As a result, $3.4 billion of bonds have been refunded and are now considered to be defeased. The liability has been removed from the State's long-term obligations. Total debt service payments over the next 23 years were reduced by $950.2 million and resulted in a net present value savings of $25.6 million.

Ratings. As of November 1, 2009, the State's long-term credit ratings were AA (Standard & Poor's), Aa3 (Moody's) and AA- Fitch.

Litigation

The State is a party to numerous pending or threatened lawsuits in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

Commonwealth of Puerto Rico

A significant portion of the Fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

Puerto Rico is located approximately 1,600 miles southeast of New York City with a population estimated at approximately 3.95 million as of July 1, 2008.  Puerto Rico's constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress.  The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and Puerto Rico share a common defense, market, currency and citizenship. Puerto Rico exercises virtually the same control over its internal affairs as do the 50 states.  It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections.  Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries.  Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico's economy is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico's imports.

Puerto Rico in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing Puerto Rico's infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by Puerto Rico, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Economic Condition.  Puerto Rico's economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico's economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico's real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. According to the Puerto Rico Planning Board's (the "Planning Board") latest projections, the economic contraction has accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The number of persons employed in Puerto Rico during the first nine months of fiscal year 2009, from July 2008 to March 2009, decreased 3.1% from the same period of the previous year.  Moreover, for the first nine months of the current fiscal year, the unemployment rate was 13.0%, an increase from 11.0% for the first nine months of fiscal year 2008.

Fiscal Condition.  Puerto Rico is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance has been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which have declined as a result of the multi-year economic contraction mentioned above.  In order to bridge the deficit resulting from the structural imbalance, the government has used non-recurring measures, such as borrowing from Government Development Bank for Puerto Rico ("GDB") or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers.  The estimated structural deficit for fiscal year 2009 is projected to be $3.2 billion.

 Ratings.  Standard and Poor's rates Puerto Rico's general obligation debt at BBB-, with a stable outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a stable outlook.

Fiscal Year 2009 Estimated Structural Deficit.  For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of Puerto Rico) are $7.6 billion (down from the original budgeted revenues of $8.5 billion).  Although budgeted expenditures for the fiscal year were $9.5 billion, the government has identified additional expenses for fiscal year 2009 that were not included in the budget. Unbudgeted expenses for fiscal year 2009 are estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 is currently $3.2 billion.  General Fund Revenues  Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from the $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan.  The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth.  The administration believes that fiscal stabilization is central to safeguarding Puerto Rico's investment-grade credit rating and restoring Puerto Rico's economic growth and development.

The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation ("COFINA" by its Spanish-language acronym). The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen Puerto Rico's credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 ("Act 7"), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Economic Reconstruction Plan.  The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico will benefit from the American Recovery and Reinvestment Act of 2009 ("ARRA") enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during the next two fiscal years, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, the administration is in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

The new administration is also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico's overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U.S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico's dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Forecast for Fiscal Years 2009 and 2010. The Planning Board's gross national product forecast for fiscal year 2009, which was released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income is expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms.  While a prolongation of the economic contraction through fiscal year 2010 had been expected, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures should outweigh the expected negative impact of the Fiscal Stabilization Plan, leading it to adjust its projections for fiscal year 2010.

The Planning Board is now projecting a slight increase in gross national product of 0.1% in constant dollars or 3.4% in current dollars. The major factors affecting the economy at this point are, among others, the current contraction of U.S. economic activity; the difficulties of the U.S. and local financial systems, which affect the local economy directly; the increase in federal transfers associated to the economic stimulus enacted by the U.S. government; and the local difficulties associated with Puerto Rico's prolonged fiscal crisis, including the cost reduction initiatives to be implemented as part of the fiscal stabilization plan discussed below.

Fiscal Year 2008.  The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicate that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors, as well as the current contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico's gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to Puerto Rico's dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The current difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Expense Reduction Measures. A significant portion of Puerto Rico's current budget deficit is attributable to the accumulated effect of high operating expenses in the government.  The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Guam

The island of Guam has an estimated population of 173,000.  Its economy is driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism.  Prior to the global recession, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy.  In August 2007, visitor arrivals hit the highest mark since September 11, 2001 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off which Guam attributes to the global recession.  In 2008, visitors declined 3.6% from 2007 with a 4% drop projected for 2009.

Employment has been quite volatile on Guam since 1998 and fell by nearly 10% in early 2002 after reaching a peak in 2001.  Employment has slowly increased during the past four years, reaching 58,310 in June 2008.  Unemployment rates remain high and were 8.3% in September 2007, the date for which the most recent information is available.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of September 11, 2001 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam has seen some recent improvement in its financial condition. Guam was able to post a small surplus in fiscal year 2007 and another is projected for fiscal year 2008. This is a step in the right direction for Guam, but its accumulated deficit is still huge. Guam's fiscal year 2009 budget is balanced, but the recent weakness in tourism could make it more difficult to achieve its budget. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

As of November 2009, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

U.S. Virgin Islands

Approximately 112,000 people reside in the U.S. Virgin Islands, which include 70 small islands.  While the unemployment rates climbed across the U.S. in 2008, the U.S. Virgin Islands maintained a fairly steady unemployment rate. At the end of 2008, U.S. Virgin Islands reported an unemployment rate of 6%. Wealth levels remain significantly below those realized in the United States, although per capita income has been increasing steadily.  The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for about 80% of gross domestic product and a significant share of employment.  The local tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004.  Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007.  Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased 3.4% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.6% in 2007.  In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%.  Private sector jobs comprise 72.4% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents about 7.5%.

The U.S. Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of general fund revenues. In fiscal year 2006, taxes represented 91.9% of revenues.  Recent financial performance has improved significantly following numerous years of budget imbalances.  The U.S. Virgin Islands government faced a cash-flow crisis at the end of fiscal year 2002 due to the slumping economy and lower tax receipts.  In fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation notes to increase the general fund balance by $68.3 million.  Financial results continued to be positive in fiscal year 2004 and fiscal year 2005.  In fiscal year 2004, the general fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005.  By the end of fiscal year 2005, the general fund balance had reached $180.1 million.  The government nearly eliminated its operating deficit in fiscal year 2006, and the surplus after transfers reached $110.8 million. By the end of fiscal year 2006, the general fund balance had reached $228 million, which equals 32.2% of expenditures.  Expenditures remain extremely high, and the government payroll continues to grow.  Securitized tax revenues have been sufficient to cover debt service and supplement the general fund, and the fund balance should remain strong under these conditions. Financial results for fiscal year 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

As of November 2009, Moody's has assigned a rating of Baa3 to Virgin Islands' general obligation debt and Fitch has assigned a rating of BBB-.

 Northern Mariana Islands

The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $3.70 per hour below the U.S. level. Immigration from various Asian countries, however, has provided inexpensive labor resources for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of general fund expenditures compared to 40% just a few years ago and was expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in Puerto Rico of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The CNMI gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. But since 2007, the number of flights from Japan has doubled from two to four which has helped improve visitor numbers. As of October 2008, arrivals were up 8.7% from the same period in 2007. Japan alone had a 29% increase in this same period. However, visitor arrivals slowed in the final quarter of the year and its 2008 total arrivals were 2% above 2007. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The CNMI financials have been in a deficit position since 1994. The most recent audited financial statement is from 2007 and it identified a $218 million negative unreserved fund balance which is more than annual revenues.

As of November 2009, S&P has assigned a rating of B+ to Northern Mariana Islands' general obligation debt and Moody's has assigned a rating of B2.

Municipal Bond Ratings Definitions

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
September 17, 2009

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—129.7%
New Jersey—93.2%
$445,000	Atlantic County, NJ Utilities Authority Solid Waste[1]	7.125%	03/01/2016	$443,305
3,755,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000	06/15/2027	2,764,581
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	6,405,671
545,000	Bayonne, NJ Redevel. Agency (Royal Caribbean)[1]	4.750	11/01/2016	396,526
10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,021
75,000	Bergen County, NJ Utilities Authority[1]	5.500	12/15/2016	75,217
20,000	Berkeley, NJ HFC (Bayville Hsg.)[1]	5.750	08/01/2014	20,042
3,000,000	Burlington County, NJ Bridge Commission Economic Devel. (The Evergreens)[1]	5.625	01/01/2038	2,040,570
75,000	Camden County, NJ PCFA (Camden County Energy Recovery Associates)	7.500	12/01/2009	74,838
415,000	Camden County, NJ PCFA (Camden County Energy Recovery Associates)	7.500	12/01/2010	414,444
25,000	Essex County, NJ Improvement Authority (Mt. Carmel Towers)[1]	4.850	11/01/2032	23,118
20,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2023	20,007
105,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2027	105,008
945,000	Gloucester County, NJ HDC (Colonial Park)[1]	6.200	09/15/2011	925,760
5,000	Gloucester County, NJ Utilities Authority[1]	5.125	01/01/2013	5,015
3,860,000	Hudson County, NJ Solid Waste Improvement Authority (Koppers Site)[1]	6.125	01/01/2029	3,093,790
1,000,000	Hudson County, NJ Solid Waste Improvement Authority, Series 1[1]	6.000	01/01/2029	781,940
5,000	Jackson, NJ Township Municipal Utilities Authority[1]	5.500	12/01/2015	5,028
35,000	Middlesex County, NJ Improvement Authority (Edison Township)[1]	5.650	09/15/2011	35,135
825,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2015	652,724
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2020	296,745
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2032	1,429,461
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.125	01/01/2037	606,298
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	18,926
35,000	Morris-Union, NJ Joint Commission COP[2]	7.300	08/01/2009	35,000
35,000	New Brunswick, NJ Hsg. & Urban Devel. Authority[1]	5.500	08/01/2011	35,113
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400	01/20/2034	51,040
2,250,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750	12/01/2038	2,410,560

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$2,045,000	NJ EDA (American Airlines)	7.100%	11/01/2031	$796,285
3,060,000	NJ EDA (Applewood Estates)[1]	5.000	10/01/2035	2,190,929
50,000	NJ EDA (Bristol Glen)[1]	5.750	07/01/2029	37,893
1,045,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500	07/01/2018	869,764
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500	07/01/2028	17,055
10,000	NJ EDA (Cigarette Tax)[1]	5.625	06/15/2017	9,627
25,000	NJ EDA (Consumers New Jersey Water Company)[1]	5.100	09/01/2032	21,213
580,000	NJ EDA (Continental Airlines)[1]	5.500	04/01/2028	318,298
17,590,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2019	13,625,566
4,375,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2029	3,017,831
7,240,000	NJ EDA (Continental Airlines)[1]	6.400	09/15/2023	5,373,094
3,940,000	NJ EDA (Continental Airlines)[1]	6.625	09/15/2012	3,626,061
11,430,000	NJ EDA (Continental Airlines)[1]	7.000	11/15/2030	8,579,815
9,475,000	NJ EDA (Continental Airlines)[1]	9.000	06/01/2033	8,770,250
5,000,000	NJ EDA (Converted Organics of Woodbridge)[3]	8.000	08/01/2002	3,246,900
3,100,000	NJ EDA (Cranes Mill)[1]	5.100	06/01/2027	2,438,553
160,000	NJ EDA (Dept. of Human Services)[1]	6.250	07/01/2024	164,584
115,000	NJ EDA (Devereux Foundation)[1]	5.450	05/01/2027	107,780
2,610,000	NJ EDA (Elizabethtown Water Company)[1]	5.600	12/01/2025	2,509,880
2,999,948	NJ EDA (Empowerment Zone-Cumberland)[3]	7.750	08/01/2021	1,609,502
6,000,000	NJ EDA (GMT Realty)[1]	6.875	01/01/2037	4,577,520
25,000	NJ EDA (Greater New York Councils Boy Scouts of America)[1]	5.450	09/01/2023	25,003
425,000	NJ EDA (Hackensack Water Company)[1]	5.900	03/01/2024	424,562
18,650,000	NJ EDA (Hamilton Care)[1]	6.650	11/01/2037	13,956,355
3,100,000	NJ EDA (JVG Properties)[1]	5.375	03/01/2019	3,075,820
2,500,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500	04/01/2031	1,886,350
130,000	NJ EDA (Keswick Pines)[1]	5.600	01/01/2012	127,446
75,000	NJ EDA (Keswick Pines)[1]	5.750	01/01/2024	57,727
40,000	NJ EDA (Kullman Associates)[1]	6.125	06/01/2018	30,611
130,000	NJ EDA (Kullman Associates)[1]	6.750	07/01/2019	107,695
160,000	NJ EDA (Leisure Park)[1]	5.875	12/01/2027	120,970
810,000	NJ EDA (Lions Gate)[1]	5.750	01/01/2025	674,236
1,345,000	NJ EDA (Lions Gate)[1]	5.875	01/01/2037	1,007,970
30,000	NJ EDA (Manchester Manor)[1]	6.700	08/01/2022	30,030
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750	11/01/2024	924,360
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800	11/01/2031	1,067,004
2,280,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500	06/01/2031	2,121,107
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	67,234
525,000	NJ EDA (Middlesex Water Company)[1]	5.250	10/01/2023	505,166

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$1,100,000	NJ EDA (Middlesex Water Company)[1]	5.250%	02/01/2029	$981,552
770,000	NJ EDA (Middlesex Water Company)[1]	5.350	02/01/2038	670,062
5,000	NJ EDA (New Jersey American Water Company)[1]	5.250	11/01/2032	4,330
2,800,000	NJ EDA (New Jersey American Water Company)[1]	5.250	07/01/2038	2,349,228
255,000	NJ EDA (New Jersey American Water Company)[1]	5.350	06/01/2023	255,036
150,000	NJ EDA (New Jersey American Water Company)[1]	5.350	06/01/2023	150,047
4,685,000	NJ EDA (New Jersey American Water Company)[1]	5.375	05/01/2032	4,133,529
1,020,000	NJ EDA (New Jersey American Water Company)[1]	5.500	06/01/2023	986,371
11,855,000	NJ EDA (New Jersey American Water Company)[1]	5.950	11/01/2029	11,501,128
1,350,000	NJ EDA (New Jersey American Water Company)[1]	6.000	05/01/2036	1,269,621
7,395,000	NJ EDA (New Jersey American Water Company)[1]	6.875	11/01/2034	7,396,627
120,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000	12/01/2038	98,692
10,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	10,031
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	30,094
400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2027	329,464
700,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	522,956
3,995,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	3,014,627
8,000,000	NJ EDA (Pingry School)[1]	5.000	11/01/2038	5,377,760
115,000	NJ EDA (Public Service Electric and Gas)[1]	6.400	05/01/2032	115,017
1,165,000	NJ EDA (Reformed Church Ministries to the Aging The Particulare Synod Mid-Atlantics)[1]	5.375	12/01/2018	981,722
18,080,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2028	18,461,669
36,180,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2030	36,695,384
1,215,000	NJ EDA (St. Francis Life Care Corp.)[1]	5.700	10/01/2017	1,066,661
2,230,000	NJ EDA (St. Francis Life Care Corp.)[1]	5.750	10/01/2023	1,731,617
10,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.250	11/01/2020	8,547
115,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.375	11/01/2031	88,364
20,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125	07/01/2018	16,627
5,000	NJ EDA (United Methodist Homes of New Jersey)[1]	7.100	07/01/2010	4,954
25,000	NJ EDA (United Methodist Homes of New Jersey)[1]	7.200	07/01/2010	25,000
2,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250	11/15/2026	1,934,550
3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250	11/15/2036	2,459,870
625,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250	07/01/2032	539,506
17,000,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000	07/01/2025	16,921,460
5,000	NJ Educational Facilities Authority (Jersey City State College)[1]	6.250	07/01/2010	5,020

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000%		07/01/2018	$5,299
4,250,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2034	3,659,718
475,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)[1]	6.150		07/01/2020	414,742
750,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)[1]	6.375		07/01/2025	629,175
565,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)[1]	6.625		07/01/2035	444,779
5,245,000	NJ Health Care Facilities Financing Authority (Bayonne Hospital)[1]	6.250		07/01/2012	5,168,790
39,155,000	NJ Health Care Facilities Financing Authority (CHE/MM/MC Obligated Group)[1]	1.392	[5]	11/15/2033	25,068,989
1,000,000	NJ Health Care Facilities Financing Authority (Children’s Specialized Hospital)[1]	5.500		07/01/2036	811,070
60,000	NJ Health Care Facilities Financing Authority (Chilton Memorial Hospital)[1]	5.000		07/01/2013	60,028
50,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2017	50,011
35,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2027	32,263
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	6,961,080
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	546,728
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	660,940
1,260,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	927,562
5,485,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.750		07/01/2019	5,491,143
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.200		07/01/2019	39,639
435,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.250		07/01/2028	289,162
1,395,666	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[3]	5.125		07/01/2018	35,729
5,616,796	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[3]	5.125		07/01/2028	143,790
131,636	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[3]	6.625		07/01/2036	3,370
1,000,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2014	951,460

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250%		07/01/2027	$8,270,372
25,000	NJ Health Care Facilities Financing Authority (Society of the Valley Hospital)	5.375		07/01/2025	22,510
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2023	6,648
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2033	38,546
250,000	NJ Health Care Facilities Financing Authority (South Jersey Hospital System)[1]	5.000		07/01/2036	221,358
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[6]	07/01/2030	6,347,594
45,000	NJ Health Care Facilities Financing Authority (St. Barnabas)[1]	5.000		07/01/2024	35,512
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	8,453,300
500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875		07/01/2020	502,970
1,050,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875		07/01/2030	1,033,347
50,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)[1]	5.200		07/01/2031	38,918
2,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250		07/01/2030	1,490,360
5,880,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2030	4,381,658
15,000	NJ HFA[1]	5.250		11/01/2015	15,022
30,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.250		06/01/2018	30,121
80,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.300		06/01/2017	80,342
330,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.000		06/01/2015	337,960
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[4]	6.125		06/01/2030	30,210,278
10,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.150		06/01/2019	10,169
85,000	NJ Hsg. & Mtg. Finance Agency (Homebuyer)[1]	5.150		10/01/2018	86,073
2,145,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	4.900		11/01/2026	2,009,179
1,000,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	908,400

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$225,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.150%		11/01/2030	$216,272
45,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.400		11/01/2017	45,070
10,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.550		10/01/2022	9,573,574
5,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.625		10/01/2027	4,491,525
370,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[1]	4.800		10/01/2047	317,479
4,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.000		10/01/2037	4,131,225
5,970,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.375		04/01/2030	5,907,166
2,225,000	NJ Hsg. & Mtg. Finance Agency, Series A1	4.850		11/01/2039	1,965,543
1,910,000	NJ Hsg. & Mtg. Finance Agency, Series A1	4.950		11/01/2048	1,686,473
130,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.550		05/01/2027	129,992
1,525,000	NJ Hsg. & Mtg. Finance Agency, Series M1	5.000		10/01/2036	1,382,367
55,000	NJ Hsg. & Mtg. Finance Agency, Series T1	5.600		04/01/2017	55,158
75,000	NJ Hsg. & Mtg. Finance Agency, Series U1	5.550		10/01/2011	75,226
750,000	NJ Hsg. & Mtg. Finance Agency, Series U1	5.850		04/01/2029	750,390
200,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	180,508
17,245,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	14,796,210
48,000,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	33,254,880
30,035,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	17,519,716
11,585,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	7,887,184
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[6]	06/01/2041	7,824,993
417,450,000	NJ Tobacco Settlement Financing Corp.	6.292	[6]	06/01/2041	18,351,102
15,000	NJ Wastewater Treatment[1]	5.200		09/01/2010	15,054
20,000	Pompton Lakes, NJ School District[1]	5.500		08/01/2009	20,000
1,535,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	1,412,661
5,485,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	4,896,789
2,650,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2011	2,638,738
3,605,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	2,905,378
9,235,000	Port Authority NY/NJ, 127th Series[4]	5.250		12/15/2032	9,193,464
10,500,000	Port Authority NY/NJ, 143rd Series[4]	5.000		10/01/2030	10,199,018
20,000	Riverside, NJ Township GO2	5.450		12/01/2010	20,054
215,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600		11/01/2025	215,002
60,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600		11/01/2025	60,001
1,440,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.750		04/01/2031	1,358,280
65,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	58,718
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000		06/15/2028	46,419
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000		06/15/2028	50,230

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$15,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000%		06/01/2016	$14,688
1,770,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000		06/01/2023	1,586,009
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.350		06/01/2023	172,405
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2018	181,032
350,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2019	340,704
120,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2020	115,324

					514,399,177
U.S. Possessions—36.5%
5,570,000	Guam GO1	5.125		11/15/2027	4,681,808
1,455,000	Guam GO1	5.400		11/15/2018	1,236,925
400,000	Guam GO1	6.750		11/15/2029	402,096
600,000	Guam GO1	7.000		11/15/2039	601,872
2,500,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	2,215,725
3,900,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000		07/01/2025	3,629,613
50,000	Guam Power Authority, Series A1	5.125		10/01/2029	41,911
395,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	351,052
4,625,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,351,275
300,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	271,143
1,200,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	797,748
3,145,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	2,096,551
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[7]	07/01/2024	2,008,050
10,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	9,642,608
5,200,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,731,364
3,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,145,600
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[6]	05/15/2055	303,420
350,000	Puerto Rico Commonwealth GO1	5.000		07/01/2025	307,227
50,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	43,670
4,685,000	Puerto Rico Commonwealth GO1	5.000		07/01/2034	3,960,371
3,170,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	2,760,943
945,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	839,510
1,750,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	1,550,185
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	840,304
11,035,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	9,674,936

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$6,200,000	Puerto Rico Electric Power Authority, Series UU1	1.080%[5]		07/01/2025	$3,073,650
20,500,000	Puerto Rico Electric Power Authority, Series UU1	1.100	[5]	07/01/2031	10,080,875
810,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	668,355
16,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	13,909,280
41,000,000	Puerto Rico Highway & Transportation Authority, Series N1	0.930	[5]	07/01/2045	21,227,750
450,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	388,854
1,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	866,340
5,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,044,800
5,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,044,800
9,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	7,802,535
20,100,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	15,911,562
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	653,567
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	89,985
555,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	439,704
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	1,711,573
205,000	Puerto Rico ITEMECF (Dr. Pila Hospital)[1]	6.250		08/01/2032	205,008
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	683,190
265,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)[1]	6.250		07/01/2024	265,061
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	454,045
3,250,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	2,933,385
18,350,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	7,380,003
80,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	80,014
265,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	237,281
4,535,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	3,975,336
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	258,704
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	208,516
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,286,577
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	8,754,720
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	14,353,150
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	901,460
3,350,000	University of Puerto Rico[1]	5.000		06/01/2025	3,019,891
3,000,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	2,563,110
150,000	University of V.I., Series A1	5.250		12/01/2023	140,231
710,000	University of V.I., Series A1	5.375		06/01/2034	612,148
1,000,000	University of V.I., Series A1	6.000		12/01/2024	784,590

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$40,000	University of V.I., Series A1	6.250%		12/01/2029	$30,430
40,000	V.I. HFA, Series A1	6.500		03/01/2025	40,022
5,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	4,973,050
1,515,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	1,530,665
325,000	V.I. Public Finance Authority, Series E1	5.875		10/01/2018	318,087
2,500,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	2,389,400
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[6]	05/15/2035	79,926
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[6]	05/15/2035	126,116
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[6]	05/15/2035	164,331
175,000	V.I. Water & Power Authority[1]	5.300		07/01/2021	150,764

					201,298,748

Total Municipal Bonds and Notes (Cost $897,520,153)					715,697,925

Units		Strike Price	Expiration

Rights, Warrants, and Certificates—0.0%
652,688	Converted Organics, Inc. Wts. (Cost $0)	$11.000	02/13/2012	195,806

Total Investments, at Value (Cost $897,520,153)—129.7%				715,893,731
Liabilities in Excess of Other Assets—(29.7)				(164,121,929)

Net Assets—100.0%				$551,771,802

Footnotes to Statement of Investments
1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $55,054, which represents 0.01% of the Fund’s net assets. See Note 5 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Zero coupon bond reflects effective yield on the date of purchase.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$514,399,177	$—	$514,399,177
U.S. Possessions	—	201,298,748	—	201,298,748
Rights, Warrants, and Certificates	195,806	—	—	195,806

Total Assets	$195,806	$715,697,925	$—	$715,893,731

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CHE	Catholic Health East
COP	Certificates of Participation
CoMC	Community Medical Center
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IPCFA	Industrial Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMCC	Kensington Manor Care Center
MC	McCauley Center
MM	Mercy Medical
NY/NJ	New York/New Jersey
PCFA	Pollution Control Finance Authority
ROLs	Residual Options Longs
SEAM	Sociedad Espanola de Auxilio Mutuo
TASC	Tobacco Settlement Asset-Backed Bonds
THGS	The House of the Good Shepard
THGSF	The House of the Good Shepard Foundation
V.I.	United States Virgin Islands

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $897,520,153)—see accompanying statement of investments	$715,893,731
Cash	541,014
Receivables and other assets:
Interest	8,110,227
Shares of beneficial interest sold	745,696
Investments sold	5,000
Other	363,388

Total assets	725,659,056

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	111,325,000
Payable on borrowings (See Note 6)	60,900,000
Shares of beneficial interest redeemed	847,279
Dividends	308,470
Investments purchased	105,054
Trustees’ compensation	83,945
Distribution and service plan fees	67,294
Shareholder communications	28,698
Interest expense on borrowings	28,010
Transfer and shareholder servicing agent fees	26,365
Other	167,139

Total liabilities	173,887,254

Net Assets	$551,771,802

Composition of Net Assets
Paid-in capital	$782,352,055
Accumulated net investment income	5,298,332
Accumulated net realized loss on investments	(54,252,163)
Net unrealized depreciation on investments	(181,626,422)

Net Assets	$551,771,802

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $361,112,699 and 41,833,889 shares of beneficial interest outstanding)	$8.63
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.06

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,076,492 and 4,288,691 shares of beneficial interest outstanding)	$8.65

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $153,582,611 and 17,776,703 shares of beneficial interest outstanding)	$8.64

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$51,417,171
Other income	396

Total investment income	51,417,567

Expenses
Management fees	2,906,963
Distribution and service plan fees:
Class A	513,679
Class B	350,330
Class C	1,303,205
Transfer and shareholder servicing agent fees:
Class A	172,204
Class B	44,179
Class C	99,233
Shareholder communications:
Class A	21,386
Class B	9,583
Class C	19,050
Borrowing fees	3,250,078
Interest expense and fees on short-term floating rate notes issued (See Note 1)	2,731,196
Interest expense on borrowings	1,608,930
Trustees’ compensation	23,508
Custodian fees and expenses	7,766
Other	119,052

Total expenses	13,180,342
Less reduction to custodian expenses	(965)

Net expenses	13,179,377

Net Investment Income	38,238,190

Realized and Unrealized Loss
Net realized loss on investments	(29,157,553)
Net change in unrealized depreciation on investments	(75,259,531)

Net Decrease in Net Assets Resulting from Operations	$(66,178,894)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$38,238,190	$39,061,867
Net realized loss	(29,157,553)	(23,834,879)
Net change in unrealized depreciation	(75,259,531)	(121,570,462)

Net decrease in net assets resulting from operations	(66,178,894)	(106,343,474)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(23,337,815)	(26,304,136)
Class B	(2,253,792)	(2,582,285)
Class C	(8,447,046)	(8,530,712)

	(34,038,653)	(37,417,133)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(39,552,338)	(27,574,196)
Class B	(8,320,135)	(9,377,328)
Class C	(3,873,039)	(10,784,825)

	(51,745,512)	(47,736,349)

Net Assets
Total decrease	(151,963,059)	(191,496,956)
Beginning of period	703,734,861	895,231,817

End of period (including accumulated net investment income of $5,298,332 and $1,223,631, respectively)	$551,771,802	$703,734,861

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(66,178,894)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(81,107,493)
Proceeds from disposition of investment securities	127,986,294
Short-term investment securities, net	32,477,684
Premium amortization	1,204,768
Discount accretion	(7,719,501)
Net realized loss on investments	29,157,553
Net change in unrealized depreciation on investments	75,259,531
Decrease in interest receivable	728,232
Decrease in receivable for securities sold	197,091
Increase in other assets	(296,883)
Decrease in payable for securities purchased	(10,784,784)
Increase in payable for accrued expenses	22,640

Net cash provided by operating activities	100,946,238

Cash Flows from Financing Activities
Proceeds from bank borrowings	275,700,000
Payments on bank borrowings	(251,300,000)
Payments on short-term floating rate notes issued	(39,185,000)
Proceeds from shares sold	98,057,935
Payments on shares redeemed	(170,826,442)
Cash distributions paid	(13,321,316)

Net cash used in financing activities	(100,874,823)
Net increase in cash	71,415
Cash, beginning balance	469,599

Cash, ending balance	$541,014

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $21,193,579.
Cash paid for interest on bank borrowings—$1,654,435.
Cash paid for interest on short-term floating rate notes issued—$2,731,196.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.00	$11.98	$11.90	$12.03	$10.76

Income (loss) from investment operations:
Net investment income[1]	.61	.57	.52	.55	.62
Net realized and unrealized gain (loss)	(1.42)	(2.01)	.09	(.09)	1.32

Total from investment operations	(.81)	(1.44)	.61	.46	1.94

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.54)	(.53)	(.59)	(.67)

Net asset value, end of period	$8.63	$10.00	$11.98	$11.90	$12.03

Total Return, at Net Asset Value[2]	(7.63)%	(12.20)%	5.13%	3.93%	18.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,113	$467,974	$591,238	$371,295	$200,831

Average net assets (in thousands)	$352,897	$526,573	$486,782	$287,248	$133,634

Ratios to average net assets:[3]
Net investment income	7.40%	5.20%	4.32%	4.67%	5.41%
Expenses excluding interest and fees on short-term floating rate notes issued	1.67%	0.84%	0.82%	0.90%	0.91%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%

Total expenses	2.18%	1.54%	1.44%	1.53%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	1.54%	1.44%	1.47%	1.06%

Portfolio turnover rate	14%	31%	18%	19%	7%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.02	$11.99	$11.91	$12.05	$10.78

Income (loss) from investment operations:
Net investment income[1]	.54	.48	.43	.47	.54
Net realized and unrealized gain (loss)	(1.43)	(1.99)	.08	(.11)	1.31

Total from investment operations	(.89)	(1.51)	.51	.36	1.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.46)	(.43)	(.50)	(.58)

Net asset value, end of period	$8.65	$10.02	$11.99	$11.91	$12.05

Total Return, at Net Asset Value[2]	(8.39)%	(12.81)%	4.30%	3.03%	17.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,076	$52,981	$73,579	$73,887	$62,399

Average net assets (in thousands)	$39,035	$61,772	$75,560	$68,065	$56,755

Ratios to average net assets:[3]
Net investment income	6.56%	4.39%	3.55%	3.93%	4.74%
Expenses excluding interest and fees on short-term floating rate notes issued	2.52%	1.64%	1.61%	1.69%	1.68%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%

Total expenses	3.03%	2.34%	2.23%	2.32%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.03%	2.34%	2.23%	2.24%	1.83%

Portfolio turnover rate	14%	31%	18%	19%	7%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.01	$11.99	$11.91	$12.04	$10.77

Income (loss) from investment operations:
Net investment income[1]	.55	.48	.43	.46	.53
Net realized and unrealized gain (loss)	(1.43)	(2.00)	.09	(.09)	1.32

Total from investment operations	(.88)	(1.52)	.52	.37	1.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.46)	(.44)	(.50)	(.58)

Net asset value, end of period	$8.64	$10.01	$11.99	$11.91	$12.04

Total Return, at Net Asset Value[2]	(8.35)%	(12.87)%	4.33%	3.14%	17.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,583	$182,780	$230,415	$138,581	$70,128

Average net assets (in thousands)	$144,708	$202,047	$188,557	$104,423	$40,717

Ratios to average net assets:[3]
Net investment income	6.63%	4.43%	3.55%	3.90%	4.57%
Expenses excluding interest and fees on short-term floating rate notes issued	2.46%	1.61%	1.58%	1.66%	1.67%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%

Total expenses	2.97%	2.31%	2.20%	2.29%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.97%	2.31%	2.20%	2.23%	1.82%

Portfolio turnover rate	14%	31%	18%	19%	7%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $111,325,000 as of July 31, 2009, which represents 15.34% of the Fund’s total assets.

     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $161,613,781 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $111,325,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$4,520,000	NJ EDA ROLs[3]	12.012%	3/1/28	$4,901,669
9,045,000	NJ EDA ROLs[3]	12.012	3/1/30	9,560,384
7,950,000	NJ Higher Education Assistance Authority (Student Loans) ROLs	17.137	6/1/30	8,160,278
2,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.021	10/1/27	1,991,525
2,985,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.322	4/1/30	2,922,166
2,250,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.671	10/1/37	1,881,225
2,840,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	12.596	10/1/22	2,413,574
2,305,000	Port Authority NY/NJ, 238th Series ROLs	15.153	12/15/32	2,263,464
5,250,000	Port Authority NY/NJ, 3205th Series	7.721	10/1/46	4,949,018
4,995,000	Puerto Rico Aqueduct & Sewer Authority ROLs	7.764	7/1/47	4,637,608
3,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	11.398	8/1/57	2,754,720
3,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.350	8/1/57	3,853,150

				$50,288,781

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F10 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $64,355,000.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$10,548,580
Market Value	$5,039,291
Market Value as a % of Net Assets	0.91%
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,993,413	$—	$47,906,921	$187,971,667
1.  As of July 31, 2009, the Fund had $21,311,716 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$1,401,537
2012	115,750
2014	34,199
2016	1,646,477
2017	18,113,753

Total	$21,311,716

2. As of July 31, 2009, the Fund had $26,595,205 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.
3. During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.
4. During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$124,836	$124,836
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$33,981,047	$37,375,134
Ordinary income	57,606	41,999

Total	$34,038,653	$37,417,133

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$791,162,301

Gross unrealized appreciation	$10,075,186
Gross unrealized depreciation	(198,046,853)

Net unrealized depreciation	$(187,971,667)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,042
Payments Made to Retired Trustees	5,485
Accumulated Liability as of July 31, 2009	55,558
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	7,688,444	$64,119,263	14,838,614	$164,225,523
Dividends and/or distributions reinvested	1,793,924	14,627,633	1,548,571	16,757,573
Redeemed	(14,426,064)	(118,299,234)	(18,964,978)	(208,557,292)

Net decrease	(4,943,696)	$(39,552,338)	(2,577,793)	$(27,574,196)

Class B
Sold	440,979	$3,678,061	589,209	$6,462,965
Dividends and/or distributions reinvested	175,807	1,430,440	151,893	1,646,057
Redeemed	(1,616,788)	(13,428,636)	(1,586,728)	(17,486,350)

Net decrease	(1,000,002)	$(8,320,135)	(845,626)	$(9,377,328)

Class C
Sold	3,613,638	$29,497,258	4,914,635	$53,827,810
Dividends and/or distributions reinvested	631,561	5,135,506	475,838	5,148,837
Redeemed	(4,724,645)	(38,505,803)	(6,355,032)	(69,761,472)

Net decrease	(479,446)	$(3,873,039)	(964,559)	$(10,784,825)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$81,107,493	$127,986,294
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $317,184 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$2,173,638
Class C	2,940,863
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
		Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor

July 31, 2009	$103,170	$3,195	$135,674	$23,057
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 0.91% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$79,318,082
Average Daily Interest Rate	1.934%
Fees Paid	$3,482,158
Interest Paid	$1,654,435
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Oppenheimer New Jersey Municipal Fund

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Oppenheimer
Pennsylvania Municipal Fund
NYSE Ticker Symbols
Class A	OPATX
Class B	OPABX
Class C	OPACX

Prospectus dated November 27, 2009
Oppenheimer Pennsylvania Municipal Fund is a mutual fund that seeks current income exempt from federal and Pennsylvania personal income taxes. It invests mainly in municipal securities.
     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities consistent with preservation of capital.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 19 of the prospectus, and in the sections "How to Buy Shares" beginning on page 27 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.15%	0.90%	0.90%
Total Other Expenses	1.45%	1.50%	1.47%
Interest and Related Expenses from Inverse Floaters	0.49%	0.49%	0.49%
Other Expenses	0.96%	1.01%	0.98%
Total Annual Operating Expenses	2.09%	2.89%	2.86%

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$1,105	$1,556	$2,805	$679	$1,105	$1,556	$2,805
Class B Shares	$796	$1,208	$1,745	$2,888	$296	$908	$1,545	$2,888
Class C Shares	$393	$898	$1,530	$3,231	$293	$898	$1,530	$3,231

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission.

Principal Investment Strategies

Principal Investment Strategies. Under normal market conditions, the Fund seeks to invest 100% of its net assets in municipal securities and as a fundamental policy, invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal and Pennsylvania personal income taxes and from the investment income tax of the school district of Philadelphia. This includes securities that generate income subject to alternative minimum tax. Pennsylvania municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States, if the interest is not subject to Pennsylvania or federal income tax.
      Most of the securities the Fund buys are "investment grade," although it can invest as much as 25% of its total assets in below investment-grade securities (commonly called "junk bonds"). Investment grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as Standard & Poor's Rating Services. The Fund also invests in unrated securities for which the Fund's adviser internally assigns ratings.
      The Fund does not limit its investments to securities in a particular maturity range, but it generally focuses on longer-term securities. The Fund can also borrow for leverage and invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps and other derivatives.
     In selecting investments for the Fund, the portfolio managers look at a wide range of Pennsylvania municipal securities that provide high current income, have favorable credit characteristics or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund but are not required to do so.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, credit spread risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. Credit spread risk is a risk based on the difference (or credit spread) between the market yields of two different investments of different credit quality.  When spreads widen between bonds with different quality ratings, it implies that the market is factoring more risk of default on lower grade bonds.  A widening in credit spreads will result in a fall in the values of the Fund's securities. Interest rate risk is the risk that the value of a municipal security might fall due to a change in interest rates.  If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

     Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities, may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 25% of its assets in below investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of Pennsylvania Municipal Securities. Because the Fund invests primarily in Pennsylvania municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the Commonwealth of Pennsylvania and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Changes in legislation or policy, erosion of the tax base, the effects of terrorist acts, natural disasters, or other economic or credit problems may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths, or possessions located outside of Pennsylvania, such as Puerto Rico, Guam, the Northern Mariana Islands and the Virgin Islands.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility, particularly for lower-rated and unrated debt securities. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund's books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
     The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
     The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund's assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal and Pennsylvania personal income taxes. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks and the special risks of bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/PennsylvaniaMunicipalFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 5.24% (3rd qtr 04) and the lowest return was -23.14% (2nd qtr 08). For the period from January 1, 2009 to September 30, 2009 the cumulative return before taxes was 51.67%.

     The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Class A Shares (inception 9/18/89)
Return Before Taxes	(37.09%)	(5.06%)	0.05%
Return After Taxes on Distributions	(37.09%)	(5.06%)	0.05%
Return After Taxes on Distributions and Sale of Fund Shares	(22.39%)	(3.17%)	1.04%
Class B Shares (inception 5/3/93)	(37.60%)	(5.18%)	0.10%
Class C Shares (inception 8/29/95)	(35.11%)	(4.87%)	(0.22%)
Barclays Capital Municipal Bond Index	(2.47%)	2.71%	4.26%
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	0.09%	2.67%	2.52%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers.  Daniel G. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since January 1999.  Scott S. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002. Troy E. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since June 2003.  Mark R. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006.  Marcus V. Franz has been a portfolio manager for the Fund since September 2006.  Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by Federal funds wire or directly from or into your bank account.  The Fund also offers a checkwriting privilege.

Taxes

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The strategies and types of investments discussed in the Fund Summary are the ones that the Fund considers to be the most important in seeking to achieve its investment objective.  Additionally, the following strategies and risks are those the Fund expects its portfolio to be subject to as a whole.

The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

MUNICIPAL SECURITIES.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, tobacco bonds with an appropriation pledge as discussed earlier in this prospectus.

     The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

Pennsylvania municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to Pennsylvania individual income tax. The term "Pennsylvania municipal securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to federal and Pennsylvania individual income tax. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio.  It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

Most of the municipal securities the Fund buys are "investment-grade" at the time of purchase.  "Investment-grade" securities are those rated within the four highest rating categories of Standard & Poor's, Moody's, Fitch or another nationally recognized statistical rating organization. While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. The rating categories are described in Appendix of the Statement of Additional Information.

Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue. In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Unrated securities also are considered "investment-grade" if judged by the Manager to be comparable to rated investment-grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security.  However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform as expected. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond. The Fund's annual fund operating expenses, shown earlier in this prospectus, include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters discussed in this prospectus, are a type of variable rate obligations.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

        To seek a higher yield, the Fund also can invest in municipal securities other than those of its state. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to the Fund's state personal income tax. The Fund does not expect to invest a significant portion of its assets in securities that are not exempt from its state's personal income tax.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess over $1 billion. The Fund's advisory fee for the period ended July 31, 2009, was 0.49% of average annual net assets for each class of shares.

  The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2009, the transfer agent's fees did not exceed the expense limitation. The Fund's management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract for the Fund is available in the Fund's Annual Report to shareholders for the period ended July 31, 2009.

Portfolio Managers.   The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments.  Mr. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since January 1999.  Mr. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002.  Mr. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since June 2003.  Mr. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006.  Mr. Franz has been a portfolio manager for the Fund since September 2006.  Mr. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008.

     Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and a Senior Portfolio Manager of the Manager since December 2001.  He was a Vice President of the Manager from April 2001 to June 2007.  Mr. Loughran is a team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

      Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Manager since September 2002.  He is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. Willis has been a Vice President of the Manager since July 2009 and a Senior Portfolio Manager of the Manager since January 2006.  He was an Assistant Vice President of the Manager from July 2005 to June 2009 and a Portfolio Manager of the Manager from June 2003 to December 2005.  Mr. Willis is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Manager since July 2009.  He was a Portfolio Manager with the Manager from September 2006 to June 2009.  He was a research analyst from June 2003 to August 2006. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr. Franz has been a Vice President and Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager from October 2006 to June 2009. He was a research analyst with the Manager from June 2003 to September 2006. Mr. Franz is a portfolio manager and a trader for the Fund and other Oppenheimer funds.

      Mr. Camarella has been an Assistant Vice President of the Manager since July 2009. He has been an Associate Portfolio Manager of the Manager since January 2008. He was a research analyst with the Manager from April 2006 to December 2007. He was a credit analyst with the Manager from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

  your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

     Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 5 business days.
  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 5 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

     By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Regulated Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Class A Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$11.12	$12.77	$12.75	$12.85	$11.76
Income (loss) from investment operations:
Net investment income[1]	.69	.64	.59	.62	.67
Net realized and unrealized gain (loss)	(1.90)	(1.69)	.02	(.10)	1.10
Total from investment operations	(1.21)	(1.05)	.61	.52	1.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.60)	(.59)	(.62)	(.68)
Net asset value, end of period	$9.28	$11.12	$12.77	$12.75	$12.85

Total Return, at Net Asset Value[2]	(10.41)%	(8.42)%	4.81%	4.21%	15.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$675,031	$816,645	$868,070	$600,716	$384,863
Average net assets (in thousands)	$640,109	$847,089	$747,558	$484,153	$295,002
Ratios to average net assets:[3]
Net investment income	7.53%	5.33%	4.57%	4.88%	5.35%
Expenses excluding interest and fees on short-term floating rate notes issued	1.60%	0.81%	0.74%	0.82%	0.81%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%
Total expenses	2.09%[5]	1.41%[5]	1.35%[5]	1.41%	1.21%[5]
Portfolio turnover rate	30%	51%	4%	19%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class B Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$11.12	$12.76	$12.75	$12.85	$11.76
Income (loss) from investment operations:
Net investment income[1]	.60	.54	.49	.53	.57
Net realized and unrealized gain (loss)	(1.89)	(1.68)	.01	(.10)	1.11
Total from investment operations	(1.29)	(1.14)	.50	.43	1.68
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.49)	(.53)	(.59)
Net asset value, end of period	$9.28	$11.12	$12.76	$12.75	$12.85

Total Return, at Net Asset Value[2]	(11.16)%	(9.07)%	3.93%	3.41%	14.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,650	$119,418	$179,266	$196,704	$189,643
Average net assets (in thousands)	$78,974	$148,180	$193,167	$193,225	$173,663
Ratios to average net assets:[3]
Net investment income	6.66%	4.51%	3.81%	4.14%	4.62%
Expenses excluding interest and fees on short-term floating rate notes issued	2.40%	1.60%	1.52%	1.59%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%
Total expenses	2.89%[5]	2.20%[5]	2.13%[5]	2.18%	1.99%[5]
Portfolio turnover rate	30%	51%	4%	19%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class C Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$11.11	$12.75	$12.73	$12.83	$11.75
Income (loss) from investment operations:
Net investment income[1]	.61	.55	.49	.52	.57
Net realized and unrealized gain (loss)	(1.89)	(1.68)	.02	(.09)	1.10
Total from investment operations	(1.28)	(1.13)	.51	.43	1.67
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.51)	(.49)	(.53)	(.59)
Net asset value, end of period	$9.27	$11.11	$12.75	$12.73	$12.83

Total Return, at Net Asset Value[2]	(11.11)%	(9.05)%	4.02%	3.41%	14.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,599	$291,693	$322,869	$220,256	$133,569
Average net assets (in thousands)	$227,214	$309,446	$274,274	$174,354	$96,508
Ratios to average net assets:[3]
Net investment income	6.74%	4.56%	3.80%	4.10%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.37%	1.58%	1.50%	1.58%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%
Total expenses	2.86%[5]	2.18%[5]	2.11%[5]	2.17%	1.99%[5]
Portfolio turnover rate	30%	51%	4%	19%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-5867 SPO740.001.1109

Oppenheimer
Pennsylvania Municipal Fund
NYSE Ticker Symbols
Class A	OPATX
Class B	OPABX
Class C	OPACX

November 27, 2009

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2009.
This Statement of Additional Information is not a Prospectus.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly Invest In?" and "About the Fund's Investments". Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund's state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

  the frequency of trades and price quotations for such securities;
  the number of dealers or other potential buyers willing to purchase or sell such securities;
  the availability of market-makers; and
  the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

New York state officials are defendants in a lawsuit pending in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court, plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in those two actions, one trial court has granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute; the other trial court has held that plaintiffs are unlikely to succeed on the merits. The former decision is on appeal to the United States Court of Appeals for the Second Circuit.

In another action, the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General, trial courts have granted summary judgment for the Louisiana Attorney General. One of those decisions is on appeal to the United States Court of Appeals for the Fifth Circuit. The deadline to appeal the other decision has not yet expired.

The United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits that was scheduled for June 2009 has been continued.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix C to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Special Risks of Below-Investment Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of the special considerations relating to the Fund's municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in Appendix B to this SAI.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short term securities. As short term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a fixed rate municipal security into two securities: a short term tax free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed rate municipal security to a trust. The trust then issues short term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long term, fixed rate security. For example, the interest rate on one obligation reflecting short term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed rate security, multiplied by a factor of two, minus the rate paid on the short term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long term and short term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short term rates remain low relative to long term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund(s), along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold by under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which permits borrowings of up to $2,250,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, they may lose the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.
Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to Pennsylvania municipal securities.
  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities. This includes securities that generate income subject to the alternative minimum tax.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.
  The Fund can pledge, mortgage or otherwise encumber, transfer or assign its assets to secure borrowings by or indebtedness of the Fund. In addition, the use of escrow or other collateral arrangements in connection with borrowings and hedging instruments is permitted.
  The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.
  The Fund cannot sell securities short.
  The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.
  The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.
  The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motil Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

Organization and History

Organization and History. The Fund, a series of Oppenheimer Multi-State Municipal Trust (the "Trust), is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a single-series Massachusetts business trust in 1989. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in 1994. Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended July 31, 2009, the Audit Committee held 5 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Directors/Trustees, including Independent Directors/Trustees, for election to the Board. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Directors/Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Directors/Trustees of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund

Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Value Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Murphy, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of November 6, 2009, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2007
	Trustee	Since 2005
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2005
Phillip A. Griffiths	Trustee	Since 1999
Mary F. Miller	Trustee	Since 2004
Joel W. Motley	Trustee	Since 2002
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2005
Peter I. Wold	Trustee	Since 2005

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (66) Chairman of the Board, Trustee	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).	60
David K. Downes (69) Trustee	Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).	60
Matthew P. Fink (68) Trustee	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004).	60
Phillip A. Griffiths (70) Trustee	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).	60
Mary F. Miller (66) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003).	60
Joel W. Motley (57) Trustee	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley.	60
Mary Ann Tynan (63) Trustee	Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).	60
Joseph M. Wikler (67) Trustee	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001).	60
Peter I. Wold (61) Trustee	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).	60

Mr. Reynolds has been a Trustee of the Fund since 1989.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an "Interested Trustee" because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Russell S. Reynolds, Jr. (77) Trustee	Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association.	60

Mr. Murphy has served as a Trustee of the Fund since 2001.

Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
John V. Murphy (60) Trustee, President and Principal Executive Officer	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute's Board of Governors (since October 2009); Chairman (October 2007-September 2009) and Member of the Investment Company Institute's Board of Governors (since October 2003).	98

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Zack, Keffer and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2003 (PM)
Scott C. Cottier	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2003 (PM)
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2005 (PM)
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2006 (PM)
Michael L. Camarella	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2008 (PM)
Thomas W. Keffer	Senior Vice President	Since 2009
Richard A. Stein	Vice President	Since 2007
John V. Murphy	President and Principal Executive Officer	Since 2001
Mark S. Vandehey	Vice President and Cheif Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 1999
Brian Peterson	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (45), Vice President and Senior Portfolio Manager	Senior Vice President of the Manager since July 2007; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds.	18
Scott S. Cottier (38), Vice President and Senior Portfolio Manager	Vice President of the Manager since 2002; Vice President of the Fund since October 2005. Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds.	18
Troy E. Willis (37), Vice President and Senior Portfolio Manager	Assistant Vice President of the Manager since July 2005; Senior Portfolio Manager with the Manager since 2003; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003).	18
Mark R. DeMitry (33), Vice President and Senior Portfolio Manager	Vice President of the Manager since July 2009; Associate Portfolio Manager of those Funds since September 2006; trader for the Fund and other Oppenheimer funds; research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003).	18
Michael L. Camarella (33), Vice President and Senior Portfolio Manager	Assistant Vice President of the Manager since July 2009; Portfolio Manager of the Fund since 2009. He was a research analyst of the Manager from February 2006 to April 2008 and a credit analyst of the Manager from June 2003 to January 2006. An associate portfolio manager, an officer and a trader of other portfolios in the OppenheimerFunds complex.	18
Richard A. Stein (51), Vice President	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	18

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	98
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	98
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).	98
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	98
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	98
Robert G. Zack (61) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).	98
Kathleen T. Ives (44) Assistant Secretary	Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).	98
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	98
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005).	98
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	98
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP.	98

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2008
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustees
John V. Murphy	None	Over $100,000
Russell S. Reynolds, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$3,473[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David K. Downes[7]	$2,778	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$2,778	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member

Phillip A. Griffiths	$2,107[10]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$2,593[11]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$2,778[12]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$2,414	N/A	$77,288	$168,000
Governance Committee Member
Mary Ann Tynan[13]	$2,414[14]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$2,593[15]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$2,593[16]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

  "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
  "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds. The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant.
  Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
  Includes $1,153 deferred by Mr. Wruble under the "Compensation Deferral Plan".
  This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of those funds' retirement plan.
  Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds.
  Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
  This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of those funds' retirement plan.
  Includes $155,000 paid to Mr. Downes for serving as a director or trustee of certain funds before they became Board I Funds.
  Includes $2,978 deferred by Mr. Griffiths under the Compensation Deferral Plan.
  Includes $379 deferred by Ms. Miller under the Compensation Deferral Plan.
  Includes $185 deferred by Mr. Motley under the Compensation Deferral Plan.
  Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
  Includes $1,037 deferred by Ms. Tynan under the Compensation Deferral Plan.
  Includes $1,297 deferred by Mr. Wikler under the Compensation Deferral Plan.
  Includes $1,727 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of November 6, 2009 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
MLPF&S for the Sole Bene Of Its Customers, Attn Fund Admn/#97HF6	4800 Deer Lake Drive E., Fl. 3, Jacksonville FL 32246-6484	13.62%	C
Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Fl.,	333 West 34th Street, New York NY 10001-2483	7.37%	C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 07/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$5,624,125
2008	$5,949,796
2009	$4,637,880

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor - including the Fund.  The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund.  The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period.  The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws.  The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  The litigations involving certain other Oppenheimer funds are similar in nature.

A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors.  None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously.  The Fund's Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund's Board and the Trustees named in those suits.  While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of July 31, 2009:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran	17	$23,331	None	None	None	None
Scott S. Cottier	17	$23,331	None	None	None	None
Troy E. Willis	17	$23,331	None	None	None	None
Mark R. Demitry	17	$23,331	None	None	None	None
Michael L. Camarella	17	$23,331	None	None	None	None
Marcus V. Franz	17	$23,331	None	None	None	None
1.	In millions.
2.	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 30, 2008 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is Lipper-Pennsylvania Municipal Debt Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of July 31, 2009, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott S. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Marcus V. Franz	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceed is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's Senior executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid no brokerage commissions. During the fiscal year ended July 31, 2009, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Sales Charges
Fiscal Year Ended 07/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2007	$5,537,757	$917,406
2008	$2,969,743	$474,840
2009	$1,724,797	$293,891

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor*
Fiscal Year Ended 07/31:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*
2007	$238,954	$716,025	$925,902
2008	$209,749	$321,127	$505,763
2009	$62,794	$230,739	$249,169

* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Contingent Deferred Sales Charges
Fiscal Year Ended 07/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$4,098	$273,902	$59,298
2008	$23,986	$278,304	$75,603
2009	$20,254	$197,807	$35,385

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.15% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.15% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.15% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended July 31, 2009, payments under the Class A service plan totaled $951,978, of which $1,013 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $22,220 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 0.90% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 07/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$708,985	$604,306	$1,441	$3,437,106	4.93%
Class C Plan	$2,044,504	$341,958	$38,813	$4,388,583	1.80%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 7/31/09
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.32%	6.97%	6.90%	6.57%
Class B	6.40%	N/A	5.88%	N/A
Class C	6.51%	N/A	6.00%	N/A

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The Fund's Total Returns for the Period Ended 07/31/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years		1-Year		5-Years		10-Years
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	29.43%	35.89%	(14.66%)	(10.41%)	(0.29%)	0.68%	2.61%	3.11%
Class B	30.07%	30.07%	(15.33%)	(11.16%)	(0.43%)	(0.11%)	2.66%	2.66%
Class C	25.96%	25.96%	(11.95%)	(11.11%)	(0.09%)	(0.09%)	2.33%	2.33%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 07/31/09
	1-Year	5-Years	10-Years
After Taxes on Distributions	(14.71%)	(0.31%)	2.61%
After Taxes on Distributions and Redemption of Fund Shares	(7.65%)	0.59%	3.07%

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Equity Investor Fund
Oppenheimer California Municipal Fund	Conservative Investor Fund
Oppenheimer Capital Appreciation Fund	Moderate Investor Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Quest International Value Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

  Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "How to Exchange Shares" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B or Class C shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.Waivers of Initial and Contingent Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
  Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.
  Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B and Class C shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and CDSC rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

  Oppenheimer Rising Dividends Fund, Inc.
  Oppenheimer Small- Mid- Cap Value Fund
  Oppenheimer Quest Balanced Fund
  Oppenheimer Quest International Value Fund, Inc.
  Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund
  Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund
  Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund
  Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and CDSCs described in this Appendix apply to shares of an Oppenheimer fund that are either:

  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Intial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A CDSC described in the applicable fund's Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or CDSCs:
  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
  Waiver of Class A CDSC in Certain Transactions. The Class A CDSC will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:
  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any CDSC paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

  Oppenheimer U. S. Government Trust,
  Oppenheimer Core Bond Fund,
  Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account
  Connecticut Mutual Total Return Account
  Connecticut Mutual Government Securities Account
  CMIA LifeSpan Capital Appreciation Account
  Connecticut Mutual Income Account
  CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account
  CMIA Diversified Income Account

A. Prior Class A Contingent Deferred Sales Charge and Class A Sales Charge Waivers.

  Class A CDSC. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A CDSC that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% CDSC on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the CDSC will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

  by the estate of a deceased shareholder;
  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
  as tax-free returns of excess contributions to such retirement or employee benefit plans;
  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Special Considerations Relating to State Municipal Obligations and U.S. Territories, Commonwealths and Possessions

Because the Fund invests in securities issued by Pennsylvania or entities within Pennsylvania, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in Pennsylvania municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States ("U.S. Territories") that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those U.S. Territories.

Following is a discussion of the special considerations relating to the Fund's investments in municipal securities issued by Pennsylvania, Puerto Rico, Guam, the Virgin Islands, and Northern Mariana Islands.

Pennsylvania

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies available as of the date of this Statement of Additional Information. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

General

The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas.

In 2008, the population of Pennsylvania was 12.4 million. The Commonwealth is highly urbanized, with 79% of the 2008 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population. Pennsylvania's workforce is estimated at 5.8 million people.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000s. Slower economic growth caused the rate to rise to 5.7% in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.4% in 2007. From 2002 through 2008, Pennsylvania's annual average unemployment rate was at or below the national average. As of March 2009, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.8%.

Personal income in the Commonwealth for 2008 increased by 3.9% over the previous year. During the same period, national personal income increased at a rate of 3.8%. Based on the 2008 personal income estimates, per capita income for 2008 was at $40,265 in the Commonwealth, compared to per capita income in the United States of $39,751.

 Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. At present, the Commonwealth maintains a balance of approximately $743.6 million in the BSRF. Additionally, the Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 8.5% of the Commonwealth's annual operating costs.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constitute approximately 97.7% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax 39.1% of Fiscal Year 2008 revenues), the sales tax (30.4% of Fiscal Year 2008 revenues), the corporate net income tax ($2.418 billion, 8.7% of Fiscal Year 2008 revenues) and the utility gross receipts tax (4.8% of Fiscal Year 2008 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or employing capital or property in the Commonwealth. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes (3.7% of Fiscal Year 2008 revenues), the cigarette tax (2.8% of Fiscal Year 2008 revenues) and inheritance and estate taxes (3.0% of Fiscal Year 2008 revenues), also contribute significant revenues to the Commonwealth's budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. For Fiscal Year 2008, the liquid fuels tax accounted for 22.2%, and the oil company franchise tax accounted for 16.8% of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the General Fund for Fiscal Year 2008 represented 0.4% of Commonwealth revenues to the General Fund.  Revenues from motor vehicle licenses and fees in Fiscal Year 2008 were represented 32.7% of total Fiscal Year 2008 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the federal government during Fiscal Year 2008 totaled $17.7 billion, while such Federal receipts were expected to total $18.6 billion in Fiscal Year 2009. Approximately $12.1 billion, or 68.1% of total federal revenue to the Commonwealth for Fiscal Year 2008, was attributable to public health and welfare programs. In Fiscal Year 2009, $12.7 billion, or 68.1% of federal revenues, was attributable to these types of programs. For Fiscal Year 2010, anticipated federal funds in the General Fund, Motor License Vehicle Fund, Tobacco and State Lottery Fund are estimated to be $18.7 billion.

Federal funds will be increased pursuant to the enactment of the American Recovery and Reinvestment Plan. The proposed Fiscal Year 2010 budget preliminarily estimates receipt of $1.083 billion in Fiscal Year 2009 and $2.410 billion in Fiscal Year 2010 for increased Medicaid reimbursement and flexible state stabilization funds. These amounts are not included in the totals discussed above.

Expenditures

Education. In Fiscal Year 2008, expenditures from Commonwealth revenues for education purposes were over $11.5 billion. The enacted budget for Fiscal Year 2009 included over $11.8 billion in education funding, an increase of 2.9% over Fiscal Year 2008. The proposed budget for Fiscal Year 2010 includes over $12 billion in education funding.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $24.3 billion in Fiscal Year 2008 and are projected to be $26.2 billion for Fiscal Year 2009. For Fiscal Year 2010, $26.7 billion is proposed for these purposes. Of the Fiscal Year 2009 expenditures, $9.6 billion will be funded from the General Fund, while $9.4 billion is estimated to be provided for Fiscal Year 2010. The State fund amounts reflect the impact of an expected enhanced Federal match of $1.1 billion in Fiscal Year 2009 and $1.9 billion in Fiscal Year 2010. Federal funds are expected to increase by $1.1 billion, and augmentations are expected to decrease by $189.7 million for Fiscal Year 2010. The proposed Fiscal Year 2010 budget includes $406.3 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs amounted to $5.78 billion in Fiscal Year 2008, while $5.31 billion is budgeted from the General Fund for Fiscal Year 2009 and $4.91 billion for Fiscal Year 2010. The Fiscal Year 2008 budget included the use of $88.7 million in additional intergovernmental transfer funds to offset General Fund requirements. A nursing home assessment fee provided a General Fund offset of $175.1 million in Fiscal Year 2008, and is expected to provide a $181.7 million offset in Fiscal Year 2009 and a $156.3 million offset in Fiscal Year 2010. In addition, a managed care organization assessment provided a General Fund offset of $197.3 million in Fiscal Year 2008, and is expected to provide a $203.5 million offset in Fiscal Year 2009 and $261.2 million in Fiscal Year 2010.

Expenditures for medical assistance increased during the period from Fiscal Years 1998 through 2009 by an average annual rate of 10.1%. Expenditures from Commonwealth funds were $5.2 billion in Fiscal Year 2008 and are projected to be $4.79 billion in Fiscal Year 2009, an increase of 10.7% over the previous fiscal year. The proposed budget for Fiscal Year 2010 provides $4.37 billion, a decrease of 8% from the prior fiscal year. The decrease reflects the impact of an $800 million increase in projected Federal Fiscal Relief funds in Fiscal Year 2010 due to an increase in the Federal Medical Assistance Percentage. Income maintenance cash assistance payments to families in transition to independence are estimated to be $1.2 billion for Fiscal Year 2009, of which $490.1 million is from the General Fund. The proposed budget for Fiscal Year 2010 includes a total of $1.1 billion, with $478.7 million provided from the General Fund.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the new Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for transportation programs.

Act 44 of 2007 ("Act 44"), signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation. Through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth will invest nearly $1 billion annually in transportation infrastructure. Act 44 provides an average of $950 million in new funding per year for highways, bridges and transit over the next ten years. In Fiscal Year 2008, $750 million in additional funding was invested in the Commonwealth's transportation system with $450 million going to highway and bridge projects and $300 million to mass transit projects. In Fiscal Year 2009, this increases to $850 million, with $500 million going to highway and bridge projects and $350 million to mass transit programs. In Fiscal Year 2010, $900 million will be invested annually with $500 million for highway and bridge projects and $400 million for mass transit. After Fiscal Year 2010, investments would rise 2.5% annually. The debt will be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

In October 2007, the Turnpike Commission and the Department of Transportation signed a 50 year lease agreement in which the Turnpike Commission agreed to provide the aforementioned payments to the Department of Transportation in exchange for authority to toll and operate Interstate 80. A joint application to the Federal Highway Administration seeking Federal authorization to toll and improve Interstate 80 was submitted on October 13, 2007. In September 2008, the Federal Highway Administration notified the Commonwealth that it was required to reject its application to toll Interstate 80 as the application did not meet the technical requirements of Federal law. The Department of Transportation and the Turnpike Commission are reviewing options to possibly submit a revised application to the Federal government. In the event that the Federal government maintains its rejection of the proposed tolling of Interstate 80, lease payments from the Turnpike Commission to the Commonwealth would likely decline by an estimated $450 million annually beginning in Fiscal Year 2011. The possible reduction in lease payments would lead to a decrease of $200 million in annual expenditures for highway and bridge projects and a $250 million decrease in expenditures for mass transit.

Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2008 was $2.345 billion. This level increased to $2.403 billion in Fiscal Year 2009 and is proposed to decline to $2.280 billion in Fiscal Year 2010.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2008, $9.3 million was expended from the aviation restricted account for such purposes. A total of $9.3 million was budgeted for Fiscal Year 2009 and $9.3 million is available for Fiscal Year 2010.

Financial Performance

During the five-year period from Fiscal Year 2004 through Fiscal Year 2008, total revenues and other sources increased by an average of 3.2% annually. Tax revenues during this same period increased by an annual average of 5.6%. During the past several years, fees and license income and other financing sources have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the same five-year period rose at an average annual rate of 3.9%. Expenditures for public education during this period increased at an average annual rate of 5.4%.

Recent Developments. The national economic recession is adversely affecting Fiscal Year 2009 revenue receipts. General Fund revenue estimates incorporated in the Fiscal Year 2009 budget included a projected growth in receipts of 3.07%, while actual receipts through January 2009 have contracted by 5.03% on a year-over-year basis. In February 2009, the Governor's Fiscal Year 2010 proposed budget included revisions to Fiscal Year 2009 revenue estimates. It is now expected that Fiscal Year 2009 Commonwealth revenues may be $3.0 billion less than the official estimate used during the enactment of the Fiscal Year 2009 budget. Actual revenues through April 2009 are $2.551 billion, or 10.5% below the estimate in the Fiscal Year 2009 budget. Actions taken to reduce Commonwealth spending in light of projected revenue shortfalls include three rounds of budget cuts totaling nearly $550 million are discussed below. Additional efforts to balance the Fiscal Year 2009 budget are likely to include the utilization of legislative lapse accounts. Anticipated Federal fiscal relief will likely provide the major source of revenue to keep the Commonwealth's budget intact as will a proposed transfer of one-third of the BSRF existing balance. Based on revised projections of Fiscal Year 2009 revenues, as incorporated in the proposed Fiscal Year 2010 budget, and assuming the aforementioned budget balancing actions, the General Fund is currently projected to have an ending balance of $4 million.

General Fund Fiscal Year 2008 Financial Results (GAAP Basis). At June 30, 2008, the General Fund reported a fund balance of $2.974 billion, a decrease of $396.8 million from the reported $3.370 billion fund balance at June 30, 2007. On a net basis, total assets increased by $1.328 billion to $12.489 billion. Liabilities increased by $1.724 billion to $9.515 billion largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million). The overall decrease in fund balance, $396.8 million during the fiscal year, was $797.8 million less than the prior fiscal year.

The enacted Fiscal Year 2009 budget includes the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the Commonwealth. A total of nearly $800 million in local property and wage tax relief will be distributed in Fiscal Year 2009. The enacted budget also includes a state-level economic stimulus package-"Protecting Our Progress." This package includes an $800 million increase to the debt limit for the Redevelopment Assistance Capital Program to fund local community and economic development capital projects, a $500 million bond to fund the Energy Independence Strategy and an $800 million bond issue to improve drinking water and sewer infrastructure in the Commonwealth ("H2O PA"). Finally, the Protecting Our Progress package includes $365 million in general obligation bond proceeds for the "Rebuilding Pennsylvania Infrastructure" program. This program will provide additional capital investments to repair aging infrastructures such as structurally deficient bridges and to repair or replace high hazard dams and other similar flood protection systems.

The Energy Independence Strategy will target additional investment in new, clean and alternative energy projects. The Energy Independence Fund will support early stage financing and project financing, along with new incentives for energy conservation and solar energy. The Commonwealth Financing Authority ("CFA") will issue $500 million in appropriation-backed debt to fund the following energy programs including solar and other alternative energy projects, encouraging green building, expanding pollution control technology, and emergency energy assistance.

The H2O PA program will provide $800 million in CFA appropriation-backed debt to address urgent upgrades of existing drinking water and wastewater infrastructure. This program will also support at least $100 million in new funding to address unsafe high-hazard dams across the Commonwealth as well as to provide funding to improve stormwater management. Further, on November 4, 2008 the voters of Pennsylvania approved a referendum for an additional $400 million in bond proceeds to support grants and loans for improving water infrastructure.

The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

Fiscal Year 2010 Proposed Budget. The Governor submitted his proposed Fiscal Year 2010 budget to the General Assembly on February 4, 2009. The proposed budget recommends appropriations totaling $26.56 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax changes, of $26.18 billion. The difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $7.6 million beginning balance as well as a transfer of $375 million from the BSRF. The proposed Fiscal Year 2010 budget also assumes $2.41 billion in Federal fiscal relief to the Commonwealth which will be used to offset appropriations. The proposed Fiscal Year 2010 budget represents a 0.2% ($64.5 million) decrease over the Fiscal Year 2009 budget, after accounting for anticipated Federal fiscal relief of nearly $1.1 billion in Fiscal Year 2009 and $2.41 billion in Fiscal Year 2010. The proposed Fiscal Year 2010 budget reduces or eliminates funding for programs in nearly every Commonwealth agency. The proposed budget reduces funding for 326 programs and eliminates funding for 101 programs, lowering proposed spending by nearly $1.0 billion. The proposed Fiscal Year 2010 budget reduces spending 8.8% in all areas other than education, public welfare, corrections and probation and parole.

Education funding is expanded in the proposed Fiscal Year 2010 budget, as an additional $262.5 million is recommended for Pre-K-12 funding. The Commonwealth's main support for local school districts, the Basic Education appropriation, is recommended to increase 5.7%, or $300 million, over prior year levels, while funding for Special Education programs are recommended to receive a 2% increase. The proposed budget also includes the adult basic health care program which would provide $251.7 million in state and other funds to provide affordable healthcare to an additional 50,000 uninsured adults. The proposed budget includes a 13% increase in state and Federal funds for the Cover All Kids program, which will provide basic healthcare coverage for 206,836 children. Additional funding, a 9% increase, is proposed for services to the disabled and early intervention services are recommended to receive a 7% increase.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $8.177 billion at June 30, 2008, a net increase of $343 billion from June 30, 2007. Over the 10-year period ended June 30, 2008, total net outstanding general obligation debt increased at an annual rate of 5.6%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 3.9%.

General obligation debt for non-highway purposes of $8.09 billion was outstanding on June 30, 2008. Outstanding debt for these purposes increased by a net $368.5 billion since June 30, 2007. For the period ended June 30, 2007, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 7.1% and 4.4%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $87.1 million on June 30, 2008, a decrease of $25.2 million from June 30, 2007. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2008, by 18.1% and 17.8%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, the enacted Fiscal Year 2009 budget contains a multi-year plan to issue debt in order to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. The Fiscal Year 2009 budget contains $350 million in general obligation bond authority for this purpose.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The Fiscal Year 2009 budget does not anticipate issuing tax anticipation notes. It is possible the Commonwealth may issue tax anticipation notes during Fiscal Year 2010.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2008: Delaware River Joint Toll Bridge Commission ($449.8 million), Delaware River Port Authority ($1.16 billion), Pennsylvania Economic Development Financing Authority ($1.3 billion), Pennsylvania Energy Development Authority ($36.6 million), Pennsylvania Higher Education Assistance Agency ($11.15 billion), Pennsylvania Higher Educational Facilities Authority ($5.53 billion), Pennsylvania Industrial Development Authority ($385.9 million), Pennsylvania Infrastructure Investment Authority ($35.3 million), Pennsylvania Turnpike Commission ($4.48 billion), and the State Public School Building Authority ($2.08 billion).

The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on June 17, 2008.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $573.8 million in special tax revenue bonds outstanding as of June 30, 2008. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of compensation. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment.

Commonwealth contributions to SERS and PSERS were $219 million and $382.8 million, respectively, in Fiscal Year 2007. During Fiscal Year 2008, Commonwealth contributions for SERS and PSERS were $233 million and $451.2 million, respectively, a 6.4% and 18% increase, respectively, in the year-over-year contribution to each system. The enacted budget for Fiscal Year 2009 includes contributions of $224.5 million for SERS and $360.6 million for PSERS, a 3.6% and 20% decrease, respectively, in the year-over-year contribution to each system.

Based on the most recent valuations of the two systems, Commonwealth contributions to both systems are projected to increase significantly in Fiscal Year 2013. The most recent actuarial projections forecast that Commonwealth contributions to PSERS and SERS will remain at or around the current minimum contribution levels through Fiscal Year 2012. In Fiscal Year 2013, based on PSERS' most recent actuarial valuation on June 30, 2008, the employer contribution rate for PSERS is projected to increase to 20.16% of payroll. However, as noted below, these projections are subject to change due to dramatic investment losses since PSERS' last actuarial valuation.

Prior to recent market downturns, both SERS and PSERS had generated strong investment returns: 17.2% for SERS for calendar year 2007 and 22.93% for PSERS in Fiscal Year 2007. However, in common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. At the most recent actuarial valuation on June 30, 2008, PSERS had generated a negative 2.82% annual return. In the second half of calendar year 2008, investment performance further deteriorated, such that PSERS' return on investments for the calendar year ended December 31, 2008 is estimated at negative 29.68%. Likewise, SERS' estimated return on investments for calendar year 2008 is negative 28.7%.

The previous 4-5 years of investment returns had reduced the forecast Fiscal Year 2013 contribution rate for both systems relative to previous projections. However, the systems' significant recent investment losses due to the sharp downturn in the economy have essentially reversed this past progress in reducing the projected employer rate increase for Fiscal Year 2013. Precise employer rate projections for Fiscal Year 2013 that take into account PSERS and SERS dramatic investment losses in calendar year 2008 will not be known until each system's next actuarial valuation is completed.

Litigation

The Commonwealth is a party to numerous pending or threatened lawsuits in which the Commonwealth has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2008 was $20 million.

Commonwealth of Puerto Rico

A significant portion of the Fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

Puerto Rico is located approximately 1,600 miles southeast of New York City with a population estimated at approximately 3.95 million as of July 1, 2008.  Puerto Rico's constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress.  The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and Puerto Rico share a common defense, market, currency and citizenship. Puerto Rico exercises virtually the same control over its internal affairs as do the 50 states.  It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections.  Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries.  Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico's economy is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico's imports.

Puerto Rico in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing Puerto Rico's infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by Puerto Rico, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Economic Condition.  Puerto Rico's economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico's economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico's real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. According to the Puerto Rico Planning Board's (the "Planning Board") latest projections, the economic contraction has accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The number of persons employed in Puerto Rico during the first nine months of fiscal year 2009, from July 2008 to March 2009, decreased 3.1% from the same period of the previous year.  Moreover, for the first nine months of the current fiscal year, the unemployment rate was 13.0%, an increase from 11.0% for the first nine months of fiscal year 2008.

Fiscal Condition.  Puerto Rico is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance has been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which have declined as a result of the multi-year economic contraction mentioned above.  In order to bridge the deficit resulting from the structural imbalance, the government has used non-recurring measures, such as borrowing from Government Development Bank for Puerto Rico ("GDB") or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers.  The estimated structural deficit for fiscal year 2009 is projected to be $3.2 billion.

Ratings.  Standard and Poor's rates Puerto Rico's general obligation debt at BBB-, with a stable outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a stable outlook.

Fiscal Year 2009 Estimated Structural Deficit.  For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of Puerto Rico) are $7.6 billion (down from the original budgeted revenues of $8.5 billion).  Although budgeted expenditures for the fiscal year were $9.5 billion, the government has identified additional expenses for fiscal year 2009 that were not included in the budget. Unbudgeted expenses for fiscal year 2009 are estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 is currently $3.2 billion.  General Fund Revenues  Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from the $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan.  The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth.  The administration believes that fiscal stabilization is central to safeguarding Puerto Rico's investment-grade credit rating and restoring Puerto Rico's economic growth and development.

The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation ("COFINA" by its Spanish-language acronym). The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen Puerto Rico's credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 ("Act 7"), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Economic Reconstruction Plan.  The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico will benefit from the American Recovery and Reinvestment Act of 2009 ("ARRA") enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during the next two fiscal years, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, the administration is in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

The new administration is also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico's overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U.S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico's dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Forecast for Fiscal Years 2009 and 2010. The Planning Board's gross national product forecast for fiscal year 2009, which was released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income is expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms.  While a prolongation of the economic contraction through fiscal year 2010 had been expected, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures should outweigh the expected negative impact of the Fiscal Stabilization Plan, leading it to adjust its projections for fiscal year 2010.

The Planning Board is now projecting a slight increase in gross national product of 0.1% in constant dollars or 3.4% in current dollars. The major factors affecting the economy at this point are, among others, the current contraction of U.S. economic activity; the difficulties of the U.S. and local financial systems, which affect the local economy directly; the increase in federal transfers associated to the economic stimulus enacted by the U.S. government; and the local difficulties associated with Puerto Rico's prolonged fiscal crisis, including the cost reduction initiatives to be implemented as part of the fiscal stabilization plan discussed below.

Fiscal Year 2008.  The Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicate that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors, as well as the current contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico's gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to Puerto Rico's dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The current difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Expense Reduction Measures. A significant portion of Puerto Rico's current budget deficit is attributable to the accumulated effect of high operating expenses in the government.  The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Guam

The island of Guam has an estimated population of 173,000.  Its economy is driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism.  Prior to the global recession, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy.  In August 2007, visitor arrivals hit the highest mark since September 11, 2001 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off which Guam attributes to the global recession.  In 2008, visitors declined 3.6% from 2007 with a 4% drop projected for 2009.

Employment has been quite volatile on Guam since 1998 and fell by nearly 10% in early 2002 after reaching a peak in 2001.  Employment has slowly increased during the past four years, reaching 58,310 in June 2008.  Unemployment rates remain high and were 8.3% in September 2007, the date for which the most recent information is available.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of September 11, 2001 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam has seen some recent improvement in its financial condition. Guam was able to post a small surplus in fiscal year 2007 and another is projected for fiscal year 2008. This is a step in the right direction for Guam, but its accumulated deficit is still huge. Guam's fiscal year 2009 budget is balanced, but the recent weakness in tourism could make it more difficult to achieve its budget. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

As of November 2009, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

U.S. Virgin Islands

Approximately 112,000 people reside in the U.S. Virgin Islands, which include 70 small islands.  While the unemployment rates climbed across the U.S. in 2008, the U.S. Virgin Islands maintained a fairly steady unemployment rate. At the end of 2008, U.S. Virgin Islands reported an unemployment rate of 6%. Wealth levels remain significantly below those realized in the United States, although per capita income has been increasing steadily.  The economy of the U.S. Virgin Islands is driven by tourism, which typically accounts for about 80% of gross domestic product and a significant share of employment.  The local tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004.  Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007.  Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased 3.4% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.6% in 2007.  In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%.  Private sector jobs comprise 72.4% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents about 7.5%.

The U.S. Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of general fund revenues. In fiscal year 2006, taxes represented 91.9% of revenues.  Recent financial performance has improved significantly following numerous years of budget imbalances.  The U.S. Virgin Islands government faced a cash-flow crisis at the end of fiscal year 2002 due to the slumping economy and lower tax receipts.  In fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation notes to increase the general fund balance by $68.3 million.  Financial results continued to be positive in fiscal year 2004 and fiscal year 2005.  In fiscal year 2004, the general fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005.  By the end of fiscal year 2005, the general fund balance had reached $180.1 million.  The government nearly eliminated its operating deficit in fiscal year 2006, and the surplus after transfers reached $110.8 million. By the end of fiscal year 2006, the general fund balance had reached $228 million, which equals 32.2% of expenditures.  Expenditures remain extremely high, and the government payroll continues to grow.  Securitized tax revenues have been sufficient to cover debt service and supplement the general fund, and the fund balance should remain strong under these conditions. Financial results for fiscal year 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

As of November 2009, Moody's has assigned a rating of Baa3 to Virgin Islands' general obligation debt and Fitch has assigned a rating of BBB-.

 Northern Mariana Islands

The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $3.70 per hour below the U.S. level. Immigration from various Asian countries, however, has provided inexpensive labor resources for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of general fund expenditures compared to 40% just a few years ago and was expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in Puerto Rico of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The CNMI gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. But since 2007, the number of flights from Japan has doubled from two to four which has helped improve visitor numbers. As of October 2008, arrivals were up 8.7% from the same period in 2007. Japan alone had a 29% increase in this same period. However, visitor arrivals slowed in the final quarter of the year and its 2008 total arrivals were 2% above 2007. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The CNMI financials have been in a deficit position since 1994. The most recent audited financial statement is from 2007 and it identified a $218 million negative unreserved fund balance which is more than annual revenues.

As of November 2009, S&P has assigned a rating of B+ to Northern Mariana Islands' general obligation debt and Moody's has assigned a rating of B2.

Municipal Bond Ratings Definitions

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
September 17, 2009

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—126.2%
Pennsylvania—94.4%
$1,200,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport)[1]	6.000%		01/01/2014	$1,218,984
10,000	Allegheny County, PA COP[1]	5.000		12/01/2028	9,454
24,750,000	Allegheny County, PA GO2	1.238	[3]	11/01/2026	17,204,963
130,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.375		11/15/2022	130,785
75,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.500		11/15/2032	70,769
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2025	68,753
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2029	20,507
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125		04/01/2035	2,374,817
3,600,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.450		01/01/2028	3,117,420
55,000	Allegheny County, PA HDA (Pittsburgh Mercy Health System)[1]	5.625		08/15/2026	56,702
25,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	7.700		02/01/2009	1,833
25,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	7.800		02/01/2009	1,833
1,535,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	8.625		02/01/2021	112,562
305,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	8.750		02/01/2031	22,366
21,095,000	Allegheny County, PA HDA (UPMC Health System)[1]	1.508	[3]	02/01/2037	11,470,406
5,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		11/01/2016	5,053
10,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		12/15/2018	10,005
20,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		11/01/2023	20,034
5,000,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375		08/15/2029	5,005,650
5,000,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500		08/15/2034	4,913,150
10,000,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.625		08/15/2039	9,920,900
50,000	Allegheny County, PA HEBA (Chatham College)[1]	5.250		11/15/2019	48,149
2,020,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2028	1,905,325
8,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2035	7,183,120
910,000	Allegheny County, PA HEBA (Chatham College)[1]	5.850		03/01/2022	905,150
1,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.950		03/01/2032	937,520
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900		10/15/2028	2,186,625
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		05/01/2028	13,295
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		10/15/2038	1,665,640
115,000	Allegheny County, PA HEBA (Thiel College)[1]	5.375		11/15/2019	95,682

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$110,000	Allegheny County, PA HEBA (Thiel College)[1]	5.375%	11/15/2029	$78,624
3,245,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800	05/01/2036	2,545,897
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000	12/01/2028	8,648
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	891,120
1,250,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,060,663
1,360,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	1,093,508
100,000	Allegheny County, PA IDA (USX Corp.)[1]	5.500	12/01/2029	93,939
400,000	Allegheny County, PA IDA (USX Corp.)[1]	5.600	09/01/2030	380,292
25,000	Allegheny County, PA IDA (USX Corp.)[1]	6.000	01/15/2014	25,006
270,000	Allegheny County, PA IDA (USX Corp.)[1]	6.100	01/15/2018	269,984
20,000	Allegheny County, PA IDA (USX Corp.)[1]	6.100	07/15/2020	19,933
1,970,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100	07/01/2014	1,831,805
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	18,423,588
255,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	6.875	11/01/2017	252,284
90,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	90,525
1,770,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,679,234
1,360,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,318,520
1,770,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,730,724
3,900,000	Allegheny, PA Airport Authority (Pittsburgh International Airport)[1]	5.000	01/01/2018	3,797,976
5,000	Armstrong County, PA IDA (Kittanning Care Center)[1]	5.375	08/20/2012	5,111
5,000	Beaver County, PA Hospital Authority (Valley Health System)[1]	5.000	05/15/2028	4,892
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[1]	5.500	11/01/2031	13,079,820
40,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[1]	6.400	01/01/2012	39,732
4,140,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[1]	6.900	01/01/2022	3,612,026
7,135,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[1]	7.000	01/01/2034	5,849,987
50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[4,5]	10.000	01/01/2012	2,790
1,180,000	Bonneauville Borough, PA Municipal Authority[1]	5.250	06/01/2037	1,030,730
2,000,000	Bonneauville Borough, PA Municipal Authority[1]	5.300	06/01/2043	1,738,720
5,500,000	Bradford County, PA IDA (International Paper Company)[1]	5.200	12/01/2019	4,806,670

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.200%	05/01/2019	$861,750
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.300	05/01/2029	7,558
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	761,200
8,255,000	Bucks County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.550	09/01/2032	7,609,954
80,000	Bucks County, PA IDA (USX Corp.)[1]	5.600	03/01/2033	75,840
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,084,480
5,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2012	5,012
145,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2016	145,305
75,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2016	75,158
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	405,403
880,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	685,045
100,000	Cambridge, PA Area Joint Authority[1]	5.250	12/01/2021	99,997
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	2,457,626
25,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	25,000
3,995,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2044	4,083,090
900,000	Chartiers Valley, PA Industrial and Commercial Devel. Authority (Asbury Health Center)[1]	5.750	12/01/2022	702,270
1,505,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2021	1,486,142
2,750,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	2,514,435
245,000	Chester County, PA H&EFA (Devereaux Foundation)[1]	5.500	05/01/2027	245,162
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.300	10/15/2011	24,718
30,000	Chester County, PA H&EFA (Immaculata College)[1]	5.400	10/15/2012	29,458
65,000	Chester County, PA H&EFA (Immaculata College)[1]	5.600	10/15/2018	57,024
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.625	10/15/2027	19,051
45,000	Chester County, PA H&EFA (Jefferson Health System)[1]	5.250	05/15/2022	45,193
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[6]	5.000	02/01/2041	21,158,788
1,100,000	Chester County, PA IDA (Collegium Charter School)[1]	5.000	04/15/2022	771,694
7,595,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	4,894,294
15,000	Clarion County, PA Hospital Authority (Clarion Hospital)[1]	5.750	07/01/2017	15,019
800,000	Crawford County, PA Hospital Authority (Wesbury United Methodist Community)[1]	6.125	08/15/2019	705,576
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	847,690

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$12,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000%	01/01/2036	$9,293,400
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	914,690
1,950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	1,764,224
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,389,413
60,000	Delaware County, PA Authority (CCMC)[1]	5.300	12/01/2027	47,894
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	1,941,875
15,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.375	12/01/2018	13,655
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2022	28,584
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2031	28,584
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	128,398
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,178,676
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	276,668
2,530,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2031	2,399,275
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	981,660
3,000,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	3,048,300
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[6]	5.000	11/01/2038	16,654,661
11,055,000	Delaware County, PA IDA (Aqua Pennsylvania)[6]	5.000	11/01/2038	9,873,167
4,530,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	3,579,380
5,370,000	Delaware County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.150	09/01/2032	4,947,918
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	5.350	10/01/2031	42,974
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	6.000	06/01/2029	45,126
50,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2026	48,102
10,000	Derry Township, PA GO1	5.700	09/15/2013	10,037
25,000	Derry Township, PA Municipal Authority[1]	5.100	12/01/2020	25,018
15,000	East Hempfield Township, PA IDA (Homestead Village)[1]	6.375	11/01/2023	11,440
140,000	Erie County, PA IDA (International Paper Company)[1]	5.000	11/01/2018	121,367
10,000	Erie County, PA IDA (International Paper Company)[1]	5.850	12/01/2020	9,048
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500	03/15/2038	2,574,300
2,240,000	Erie-Western PA Port Authority[1]	5.125	06/15/2016	2,254,694

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$5,585,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000%	09/01/2019	$5,110,945
45,000	Franklin County, PA IDA (The Chambersburg Hospital)[1]	5.000	07/01/2022	39,879
10,000	Gettysburg, PA Municipal Authority (Gettysburg College)[1]	5.000	08/15/2023	9,930
575,000	Harveys Lake, PA General Municipal Authority (Misericordia University)[1]	6.000	05/01/2019	528,120
7,130,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000	12/01/2037	4,872,143
90,000	Indiana County, PA IDA Pollution Control (Metropolitan Edison Company)[1]	5.950	05/01/2027	84,371
115,000	Indiana County, PA IDA Pollution Control (PSEG Power LLC)[1]	5.850	06/01/2027	106,592
1,530,000	Jefferson County, PA GO1	5.625	06/01/2028	1,496,003
5,075,000	Jefferson County, PA GO1	5.875	06/01/2035	4,770,348
25,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.700	09/01/2018	20,876
20,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.750	09/01/2023	14,970
25,000	Lancaster County, PA Hospital Authority (St. Anne’s Home for the Aged)[1]	6.500	04/01/2015	24,956
25,000	Lancaster County, PA Solid Waste Management Authority[1]	5.000	12/15/2014	24,701
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375	05/01/2013	10,557
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375	05/01/2018	9,930
35,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700	05/01/2031	31,128
13,850,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625	11/15/2037	9,329,776
1,020,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	6.000	12/15/2023	829,852
1,060,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.625	11/01/2021	1,033,956
750,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.750	11/01/2033	683,580
1,265,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	5.800	11/01/2012	1,140,233
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	6,085,825
2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	1,486,160
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	715,132
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	2,340,432
115,000	Lehigh County, PA GPA (Lehigh Valley Hospital)[1]	5.625	07/01/2015	115,097
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	9,932
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[6]	5.100	09/01/2034	20,130,975
10,000	Luzerne County, PA IDA (Pennsylvania-American Water)[1]	5.100	09/01/2034	8,947
170,000	Lycoming County, PA Hospital Authority (MVH/DPH Obligated Group)	5.250	11/15/2015	170,058
30,000	Lycoming County, PA Hospital Authority (MVH/DPH Obligated Group)	5.500	11/15/2022	27,820

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$70,000	Lycoming County, PA Hospital Authority (WH/NCPHS Obligated Group)	5.250%	11/15/2015	$70,024
35,000	Lycoming County, PA Hospital Authority (WH/NCPHS Obligated Group)	5.375	11/15/2010	35,039
2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.000	10/01/2020	2,067,538
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.250	10/01/2030	1,884,681
595,000	Millcreek, PA Richland Joint Authority[1]	5.250	08/01/2022	562,811
1,355,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	1,241,641
825,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	755,981
1,000,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	866,070
2,445,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	2,117,541
75,000	Monroe County, PA Hospital Authority (Pocono Medical Center)[1]	5.625	01/01/2032	65,787
10,000	Montgomery County, PA HEHA (Abington Memorial Hospital)	5.000	06/01/2028	8,788
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2027	18,365
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2032	17,479
110,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	94,909
50,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	39,899
80,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	69,025
880,000	Montgomery County, PA IDA (ACTS Retirement Life Community)[1]	5.250	11/15/2028	771,346
270,000	Montgomery County, PA IDA (Pennsylvania-American Water Company)[1]	5.050	06/01/2029	241,037
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	8.000	09/01/2024	3,617,626
1,000,000	Mount Lebanon, PA Hospital Authority (St. Claire Memorial Hospital)[1]	5.625	07/01/2032	941,720
90,000	New Morgan, PA IDA (Browning-Ferris Industries)[1]	6.500	04/01/2019	89,933
2,085,000	New Wilmington, PA Municipal Authority (Westminster College)[1]	5.000	05/01/2027	1,856,901
85,000	Northampton County, PA IDA (Moravian Hall Square)[2]	5.350	07/01/2010	85,088
25,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.550	07/01/2014	25,008
40,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.700	07/01/2020	39,901
830,000	Northumberland County, PA IDA (Aqua Pennsylvania)[1]	5.050	10/01/2039	684,634
1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	809,531

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,770,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.500%	02/15/2029	$1,608,063
3,740,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	3,486,391
11,400,000	PA EDFA (30th Street Garage)[1]	5.875	06/01/2033	9,874,908
10,000,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	10,081,400
50,000	PA EDFA (Amtrak)[1]	6.000	11/01/2011	50,646
250,000	PA EDFA (Amtrak)[1]	6.125	11/01/2021	230,338
5,005,000	PA EDFA (Amtrak)[1]	6.250	11/01/2031	4,502,698
12,475,000	PA EDFA (Amtrak)[1]	6.375	11/01/2041	11,182,715
40,000,000	PA EDFA (Bionol Clearfield)[1]	8.500	07/15/2015	33,127,200
500,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	379,515
35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	23,953
14,700,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	8,298,150
5,000,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	2,822,100
8,515,000	PA EDFA (Northampton Generating)[1]	6.500	01/01/2013	6,236,131
21,800,000	PA EDFA (Northampton Generating)[1]	6.600	01/01/2019	16,489,302
1,000,000	PA EDFA (Northampton Generating)	6.875	01/01/2011	623,740
12,000,000	PA EDFA (Northampton Generating)	6.950	01/01/2021	6,625,080
45,000	PA EDFA (Northwestern Human Services)[1]	5.125	06/01/2018	35,951
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,005,920
1,450,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	1,358,056
1,575,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	1,475,129
6,130,000	PA EDFA (Reliant Energy/Reliant Seward Obligated Group)[1]	6.750	12/01/2036	5,741,297
57,825,000	PA EDFA (USG Corp.)[1]	6.000	06/01/2031	37,422,027
4,870,000	PA EDFA (Waste Management)[1]	5.100	10/01/2027	4,297,775
30,000,000	PA Geisinger Authority Health System, Series A6	5.250	06/01/2039	29,798,250
400,000	PA Harrisburg University Authority (Harrisburg University of Science)[1]	5.400	09/01/2016	387,748
50,000	PA HEFA (Allegheny College)[1]	5.000	11/01/2026	49,999
755,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.700	11/15/2011	730,244
3,185,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	2,601,827
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	847,060
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	61,450
115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	104,312
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	52,874
1,475,000	PA HEFA (College of Science & Agriculture)[1]	5.350	04/15/2028	1,173,068
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.650	04/15/2025	1,243,511
815,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2029	668,936

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750%		04/15/2034	$173,983
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800		04/15/2030	2,638,941
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800		04/15/2033	2,714,939
55,000	PA HEFA (Drexel University)[1]	5.750		05/01/2022	55,095
4,000,000	PA HEFA (Edinboro University Foundation)[1]	5.750		07/01/2028	3,585,760
5,500,000	PA HEFA (Edinboro University Foundation)[1]	5.875		07/01/2038	4,745,620
5,825,000	PA HEFA (Edinboro University Foundation)[1]	6.000		07/01/2042	5,055,634
1,780,000	PA HEFA (Elizabethtown College)[1]	5.000		12/15/2021	1,697,693
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000		12/15/2027	3,590,920
130,000	PA HEFA (Frontier II)[1]	5.125		04/01/2033	102,753
2,000,000	PA HEFA (La Salle University)[1]	5.000		05/01/2037	1,634,040
50,000	PA HEFA (La Salle University)[1]	5.500		05/01/2034	43,882
1,490,000	PA HEFA (Marywood University)[1]	5.125		06/01/2029	1,331,911
1,100,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.600		11/15/2010	1,083,379
35,085,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	31,423,529
70,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	62,695
9,740,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2021	7,956,606
250,000	PA HEFA (Philadelphia University)[1]	5.000		06/01/2035	190,868
3,000,000	PA HEFA (Philadelphia University)[1]	5.125		06/01/2025	2,590,260
2,000,000	PA HEFA (Philadelphia University)[1]	5.250		06/01/2032	1,623,160
2,005,000	PA HEFA (Philadelphia University)[1]	5.500		06/01/2020	1,889,231
105,000	PA HEFA (St. Francis University)[1]	5.750		11/01/2023	89,025
3,925,000	PA HEFA (St. Francis University)[1]	6.250		11/01/2018	3,684,594
25,000	PA HEFA (University of the Arts)[1]	5.750		03/15/2030	22,492
100,000	PA HEFA (UPMC Health System)[1]	5.000		08/01/2029	100,056
30,000	PA HEFA (UPMC Health System)[1]	6.000		01/15/2031	30,643
650,000	PA HEFA (Widener University)[1]	5.000		07/15/2026	597,623
100,000	PA HEFA (Widener University)[1]	5.250		07/15/2024	96,670
70,000	PA HEFA (Widener University)[1]	5.400		07/15/2036	62,960
11,670,000	PA HFA (Single Family Mtg.)[6]	4.700		10/01/2037	10,049,554
35,000	PA HFA (Single Family Mtg.)[1]	4.700		10/01/2037	30,070
34,565,000	PA HFA (Single Family Mtg.), Series 100A6	5.350		10/01/2033	33,560,011
15,000,000	PA HFA (Single Family Mtg.), Series 102A6	5.500		10/01/2034	14,817,750
1,285,000	PA HFA (Single Family Mtg.), Series 102A1	5.500		10/01/2034	1,269,374
9,180,000	PA HFA (Single Family Mtg.), Series 61A6	5.450		10/01/2021	9,186,059
25,000	PA HFA (Single Family Mtg.), Series 62A1	5.200		10/01/2011	25,221
570,000	PA HFA (Single Family Mtg.), Series 63A1	5.448	[7]	04/01/2030	164,650
60,000	PA HFA (Single Family Mtg.), Series 64[1]	5.000		10/01/2017	60,031
5,000	PA HFA (Single Family Mtg.), Series 66A1	5.650		04/01/2029	4,980

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$18,000,000	PA HFA (Single Family Mtg.), Series 72A6	5.350%	10/01/2031	$17,610,120
190,000	PA HFA (Single Family Mtg.), Series 72A1	5.350	10/01/2031	185,883
11,400,000	PA HFA (Single Family Mtg.), Series 73A6	5.350	10/01/2022	11,484,816
11,020,000	PA HFA (Single Family Mtg.), Series 74B6	5.150	10/01/2022	11,073,667
4,170,000	PA HFA (Single Family Mtg.), Series 95A1	4.875	10/01/2031	3,828,185
30,515,000	PA HFA (Single Family Mtg.), Series 96A6	4.700	10/01/2037	26,258,459
4,380,000	PA HFA (Single Family Mtg.), Series 97A1	5.500	10/01/2032	4,398,396
9,000,000	PA HFA (Single Family Mtg.), Series 99A6	5.250	10/01/2032	8,661,658
15,045,000	PA HFA (Single Family Mtg.), Series 99A6	5.300	10/01/2037	14,150,969
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2020	1,163,901
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2023	1,220,156
2,245,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2025	1,894,960
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2026	2,735,972
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2027	743,913
2,510,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2028	2,043,993
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2030	1,171,384
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[6]	6.000	06/01/2029	26,017,601
50,000	PA St. Mary Hospital Authority (Franciscan Health)[1]	7.000	06/15/2015	50,033
15,000	PA State Public School Building Authority (Butler College)[1]	5.400	07/15/2012	15,482
5,000	PA State Public School Building Authority (Chester Upland School District)[1]	5.150	11/15/2026	5,033
5,000	PA Turnpike Commission[1]	5.000	12/01/2023	4,964
300,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital)[1]	6.250	01/01/2032	261,324
5,000	Patterson Township, PA Municipal Authority[1]	5.500	04/15/2011	5,009
25,000	Penn Hills, PA GO1	5.850	12/01/2014	25,096
135,000	Philadelphia, PA Airport[1]	5.375	06/15/2015	135,675
15,000	Philadelphia, PA Airport, Series B1	5.250	06/15/2031	13,404
5,000	Philadelphia, PA Authority for Industrial Devel.[1]	5.250	10/01/2030	5,521
6,720,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)[1]	5.500	01/01/2024	4,606,090
3,870,000	Philadelphia, PA Authority for Industrial Devel. (Air Cargo)[1]	7.500	01/01/2025	3,286,830
25,000	Philadelphia, PA Authority for Industrial Devel. (American College of Physicians)[1]	6.000	06/15/2030	25,032
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.500	11/15/2018	873,310
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.600	11/15/2028	455,291

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$20,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.600%	04/01/2012	$19,785
35,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.700	04/01/2015	33,002
450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750	04/01/2023	385,205
2,600,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875	04/01/2034	2,098,798
2,750,000	Philadelphia, PA Authority for Industrial Devel. (First Mtg.-CPAP)[1]	6.125	04/01/2019	1,628,138
30,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000	07/01/2019	29,042
10,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2020	9,763
3,915,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2028	3,588,411
115,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.250	07/01/2028	107,037
5,000,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport), Series A1	5.400	07/01/2022	4,938,050
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,284,300
1,370,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.000	01/01/2015	1,269,963
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125	01/01/2021	1,183,515
1,400,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	1,110,256
780,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	705,206
1,240,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	983,370
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,206,530
1,160,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	919,926
25,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2014	25,050
15,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2026	15,004
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	1,105,904
60,000	Philadelphia, PA H&HEFA (North Philadelphia Health System)[1]	5.375	01/01/2028	60,084
19,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	5.500	07/01/2026	16,235,897

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Philadelphia, PA Municipal Authority[1]	6.500%	04/01/2034	$1,009,880
5,000	Philadelphia, PA New Public Housing Authority[1]	5.000	04/01/2012	5,453
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	19,759
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	725,270
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,004,925
170,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	177,291
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,136,472
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	3,106,980
9,645,000	Philadelphia, PA Redevel. Authority (Residential Mtg.)[1]	4.750	12/01/2028	8,789,778
10,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2024	9,818
50,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2029	48,073
40,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.250	02/01/2031	37,928
3,000,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,941,410
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	20,059
30,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	29,594
775,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	6.250	10/01/2028	781,944
10,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	7.250	02/01/2024	10,011
40,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	40,298
60,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	60,025
25,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	25,002
35,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.900	10/01/2022	35,049
750,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.950	10/01/2029	750,473
5,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	7.125	08/01/2013	5,009
30,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	5.250	08/01/2028	25,278
120,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	6.050	08/01/2024	119,056
1,000,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	867,750
390,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	338,423
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	3,284,709
235,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	185,110

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000%	11/01/2028	$10,002
2,100,000	Scranton, PA Parking Authority[1]	5.250	06/01/2034	1,738,170
8,500,000	Scranton, PA Parking Authority[1]	5.250	06/01/2039	6,859,925
145,000	Scranton, PA School District[1]	5.000	04/01/2022	146,069
5,000	Sharon, PA Regional Health System Authority (SRPS/ SRHS Obligated Group)[1]	5.000	12/01/2028	4,385
245,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000	07/01/2028	207,669
5,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.375	07/01/2022	4,713
355,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250	07/01/2026	318,918
15,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.375	07/01/2016	15,035
100,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2028	82,343
45,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2033	34,327
140,000	Susquehanna, PA Area Regional Airport Authority[1]	5.375	01/01/2018	116,875
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	3,674,350
1,000,000	Susquehanna, PA Area Regional Airport Authority (Aero Harrisburg)[1]	5.500	01/01/2024	691,440
15,000	Union County, PA Hospital Authority (United Methodist Continuing Care Services)[1]	6.250	04/01/2012	14,763
75,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125	07/01/2028	63,142
8,000,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	4,709,280
550,000	Washington, PA Township Municipal Authority[1]	5.875	12/15/2023	418,303
2,475,000	Washington, PA Township Municipal Authority[1]	6.000	12/15/2033	1,901,171
1,085,000	Westmoreland County, PA IDA (Redstone Retirement Community)[1]	5.875	01/01/2032	788,979
35,000	Westmoreland County, PA Redevel. Authority (Harmon House)[1]	5.400	06/20/2028	35,160
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2027	4,300,350
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	3,921,450
10,000	York County, PA IDA (PSEG Power)[1]	5.500	09/01/2020	10,088
5,000	York, PA Hsg. Corp. Mtg., Series A1	6.875	11/01/2009	5,016

				933,090,726

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—31.8%
$45,000	Guam GO1	5.375%		11/15/2013	$42,931
750,000	Guam GO1	6.750		11/15/2029	753,930
1,000,000	Guam GO1	7.000		11/15/2039	1,003,120
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	722,176
4,325,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	3,219,487
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	1,066,830
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[7]	06/01/2057	300,712
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	888,740
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	813,790
600,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	542,286
2,610,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	1,735,102
1,855,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,236,599
1,280,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,037,338
4,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[8]	07/01/2024	3,614,490
3,145,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	3,051,027
29,080,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	25,608,139
88,895,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	63,788,385
68,835,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	49,230,792
457,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.432	[7]	05/15/2050	10,142,775
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[7]	05/15/2055	1,587,120
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[7]	05/15/2057	17,461,370
1,725,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	1,665,298
13,300,000	Puerto Rico Electric Power Authority, Series UU1	1.080	[3]	07/01/2025	6,593,475
31,890,000	Puerto Rico Electric Power Authority, Series UU1	1.100	[3]	07/01/2031	15,681,908
25,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	20,813
445,000	Puerto Rico Highway & Transportation Authority, Series AA1	5.000		07/01/2035	373,537
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	281,570
2,750,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	2,393,160
4,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	3,437,280
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	604,884
2,105,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	846,610

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$12,000,000	Puerto Rico Infrastructure[1]	5.000%		07/01/2041	$9,603,120
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	572,138
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	456,794
235,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	211,465
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	396,130
790,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)[1]	5.750		06/01/2019	393,973
26,535,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	10,673,969
1,170,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	470,551
75,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	75,144
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,007,190
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,017,260
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	853,514
10,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125		08/01/2029	10,783,710
32,485,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[7]	08/01/2034	5,958,724
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.750		08/01/2057	22,688,482
1,075,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	918,448
6,645,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	6,609,183
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	21,249
4,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	3,978,440
8,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	7,035,705
1,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	1,410,690
5,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	4,810,050
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[7]	05/15/2035	1,419,383
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[7]	05/15/2035	159,489
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[7]	05/15/2035	255,308
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[7]	05/15/2035	371,070
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	26,354
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,706,110
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	370,098

					313,999,415

Total Investments, at Value (Cost $1,467,492,491)—126.2%					1,247,090,141
Liabilities in Excess of Other Assets—(26.2)					(258,809,717)

Net Assets—100.0%					$988,280,424

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $17,290,051, which represents 1.75% of the Fund’s net assets. See Note 5 of accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Non-income-accruing security.

6.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

7.	Zero coupon bond reflects effective yield on the date of purchase.

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$933,090,726	$—	$933,090,726
U.S. Possessions	—	313,999,415	—	313,999,415

Total Assets	$—	$1,247,090,141	$—	$1,247,090,141

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
COP	Certificates of Participation
CPAP	Crime Prevention Assoc. of Philadelphia
DCMH	Delaware County Memorial Hospital
DOCNHS	Daughters of Charity National Health Systems
DPH	Divine Providence Hospital
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College Of Pennsylvania
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
MVH	Muncy Valley Hospital
NCPHS	North Central Pennsylvania Health System
PPAM	Philadelphia Presbytery Apartments of Morrisville
PSEG	Public Service Enterprise Group
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WH	Williamsport Hospital
WMHS	Western Maryland Health Systems

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $1,467,492,491)—see accompanying statement of investments	$1,247,090,141
Cash	641,221
Receivables and other assets:
Interest	15,920,598
Investments sold	6,879,595
Shares of beneficial interest sold	1,637,382
Other	1,338,774

Total assets	1,273,507,711

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	203,865,000
Payable on borrowings (See Note 6)	78,500,000
Shares of beneficial interest redeemed	1,655,062
Dividends	583,346
Trustees’ compensation	145,346
Distribution and service plan fees	122,325
Transfer and shareholder servicing agent fees	51,246
Shareholder communications	43,369
Interest expense on borrowings	35,277
Other	226,316

Total liabilities	285,227,287

Net Assets	$988,280,424

Composition of Net Assets
Paid-in capital	$1,329,770,367
Accumulated net investment income	7,840,576
Accumulated net realized loss on investments	(128,928,169)
Net unrealized depreciation on investments	(220,402,350)

Net Assets	$988,280,424

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $675,030,831 and 72,718,255 shares of beneficial interest outstanding)	$9.28
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.74

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,650,482 and 7,506,405 shares of beneficial interest outstanding)	$9.28

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $243,599,111 and 26,285,423 shares of beneficial interest outstanding)	$9.27

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$90,855,163
Other income	678

Total investment income	90,855,841

Expenses
Management fees	4,637,880
Distribution and service plan fees:
Class A	951,978
Class B	708,985
Class C	2,044,504
Transfer and shareholder servicing agent fees:
Class A	333,391
Class B	92,493
Class C	167,470
Shareholder communications:
Class A	43,426
Class B	16,792
Class C	27,957
Borrowing fees	6,371,193
Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,635,960
Interest expense on borrowings	1,895,819
Trustees’ compensation	41,906
Custodian fees and expenses	11,283
Other	164,211

Total expenses	22,145,248
Less reduction to custodian expenses	(68)

Net expenses	22,145,180

Net Investment Income	68,710,661

Realized and Unrealized Loss
Net realized loss on investments	(101,498,274)
Net change in unrealized depreciation on investments	(108,702,389)

Net Decrease in Net Assets Resulting from Operations	$(141,490,002)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$68,710,661	$65,866,742
Net realized loss	(101,498,274)	(28,869,031)
Net change in unrealized depreciation	(108,702,389)	(154,646,743)

Net decrease in net assets resulting from operations	(141,490,002)	(117,649,032)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(44,125,525)	(42,432,302)
Class B	(4,766,155)	(6,216,699)
Class C	(13,920,491)	(13,133,368)

	(62,812,171)	(61,782,369)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,248,673)	65,431,917
Class B	(29,668,556)	(39,865,791)
Class C	(256,208)	11,416,068

	(35,173,437)	36,982,194

Net Assets
Total decrease	(239,475,610)	(142,449,207)
Beginning of period	1,227,756,034	1,370,205,241

End of period (including accumulated net investment income of $7,840,576 and $4,639,350, respectively)	$988,280,424	$1,227,756,034

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(141,490,002)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(330,459,638)
Proceeds from disposition of investment securities	323,960,465
Short-term investment securities, net	48,794,872
Premium amortization	1,724,889
Discount accretion	(10,580,865)
Net realized loss on investments	101,498,274
Net change in unrealized depreciation on investments	108,702,389
Decrease in interest receivable	451,261
Increase in receivable for securities sold	(2,058,101)
Increase in other assets	(1,220,353)
Decrease in payable for securities purchased	(2,827,688)
Increase in payable for accrued expenses	42,312

Net cash provided by operating activities	96,537,815

Cash Flows from Financing Activities
Proceeds from bank borrowings	566,700,000
Payments on bank borrowings	(533,300,000)
Payments on short-term floating rate notes issued	(29,355,000)
Proceeds from shares sold	191,443,762
Payments on shares redeemed	(269,018,972)
Cash distributions paid	(22,804,350)

Net cash used in financing activities	(96,334,560)
Net increase in cash	203,255
Cash, beginning balance	437,966

Cash, ending balance	$641,221

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $40,822,448.
Cash paid for interest on bank borrowings—$1,934,727.
Cash paid for interest on short-term floating rate notes issued—$4,635,960.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$11.12	$12.77	$12.75	$12.85	$11.76

Income (loss) from investment operations:
Net investment income[1]	.69	.64	.59	.62	.67
Net realized and unrealized gain (loss)	(1.90)	(1.69)	.02	(.10)	1.10

Total from investment operations	(1.21)	(1.05)	.61	.52	1.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.60)	(.59)	(.62)	(.68)

Net asset value, end of period	$9.28	$11.12	$12.77	$12.75	$12.85

Total Return, at Net Asset Value[2]	(10.41)%	(8.42)%	4.81%	4.21%	15.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$675,031	$816,645	$868,070	$600,716	$384,863

Average net assets (in thousands)	$640,109	$847,089	$747,558	$484,153	$295,002

Ratios to average net assets:[3]
Net investment income	7.53%	5.33%	4.57%	4.88%	5.35%
Expenses excluding interest and fees on short-term floating rate notes issued	1.60%	0.81%	0.74%	0.82%	0.81%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%

Total expenses	2.09%[5]	1.41%[5]	1.35%[5]	1.41%	1.21%[5]

Portfolio turnover rate	30%	51%	4%	19%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$11.12	$12.76	$12.75	$12.85	$11.76

Income (loss) from investment operations:
Net investment income[1]	.60	.54	.49	.53	.57
Net realized and unrealized gain (loss)	(1.89)	(1.68)	.01	(.10)	1.11

Total from investment operations	(1.29)	(1.14)	.50	.43	1.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.49)	(.53)	(.59)

Net asset value, end of period	$9.28	$11.12	$12.76	$12.75	$12.85

Total Return, at Net Asset Value[2]	(11.16)%	(9.07)%	3.93%	3.41%	14.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,650	$119,418	$179,266	$196,704	$189,643

Average net assets (in thousands)	$78,974	$148,180	$193,167	$193,225	$173,663

Ratios to average net assets:[3]
Net investment income	6.66%	4.51%	3.81%	4.14%	4.62%
Expenses excluding interest and fees on short-term floating rate notes issued	2.40%	1.60%	1.52%	1.59%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%

Total expenses	2.89%[5]	2.20%[5]	2.13%[5]	2.18%	1.99%[5]

Portfolio turnover rate	30%	51%	4%	19%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$11.11	$12.75	$12.73	$12.83	$11.75

Income (loss) from investment operations:
Net investment income[1]	.61	.55	.49	.52	.57
Net realized and unrealized gain (loss)	(1.89)	(1.68)	.02	(.09)	1.10

Total from investment operations	(1.28)	(1.13)	.51	.43	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.51)	(.49)	(.53)	(.59)

Net asset value, end of period	$9.27	$11.11	$12.75	$12.73	$12.83

Total Return, at Net Asset Value[2]	(11.11)%	(9.05)%	4.02%	3.41%	14.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,599	$291,693	$322,869	$220,256	$133,569

Average net assets (in thousands)	$227,214	$309,446	$274,274	$174,354	$96,508

Ratios to average net assets:[3]
Net investment income	6.74%	4.56%	3.80%	4.10%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.37%	1.58%	1.50%	1.58%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%

Total expenses	2.86%[5]	2.18%[5]	2.11%[5]	2.17%	1.99%[5]

Portfolio turnover rate	30%	51%	4%	19%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $203,865,000 as of July 31, 2009, which represents 16.01% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $303,174,987 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $203,865,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	4.890%	2/1/41	$5,223,788
3,690,000	Delaware County, PA IDA ROLs[3]	10.313	11/1/37	2,508,167
6,240,000	Delaware County, PA IDA ROLs[3]	10.318	11/1/38	4,189,661
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.046	9/1/34	5,130,975
9,000,000	PA Austin Trust Various States Inverse Certificates	8.091	10/1/31	8,610,120
7,500,000	PA Austin Trust Various States Inverse Certificates	8.351	10/1/34	7,317,750
7,965,000	PA Austin Trust Various States Inverse Certificates	8.093	10/1/33	7,501,517
7,500,000	PA Geisinger Authority Health System DRIVERS	15.065	6/1/39	7,298,250
5,700,000	PA HFA (Single Family Mtg.) DRIVERS	7.957	10/1/22	5,784,816
5,510,000	PA HFA (Single Family Mtg.) DRIVERS	7.611	10/1/22	5,563,667
2,295,000	PA HFA (Single Family Mtg.) ROLs	16.145	10/1/21	2,301,059
4,320,000	PA HFA (Single Family Mtg.) ROLs[3]	8.369	10/1/32	3,981,658
6,525,000	PA HFA (Single Family Mtg.) ROLs	16.217	10/1/37	8,120,819
5,170,000	PA HFA (Single Family Mtg.) ROLs[3]	14.313	10/1/33	4,628,494
4,395,000	PA HFA (Single Family Mtg.) ROLs[3]	13.655	10/1/37	3,500,969
6,450,000	PA HFA (Single Family Mtg.) ROLs[3]	10.249	10/1/37	3,997,194
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	17.244	6/1/29	7,557,601
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.346	8/1/57	6,093,482

				$99,309,987

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F16 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $107,225,000.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$1,851,422
Market Value	$141,384
Market Value as a % of Net Assets	0.01%
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$8,586,968	$—	$113,095,434	$236,235,088

1.	As of July 31, 2009, the Fund had $53,776,864 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring
2013	$1,195,731
2016	3,710,588
2017	48,870,545

Total	$53,776,864

2.	As of July 31, 2009, the Fund had $59,318,570 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$2,697,264	$2,697,264
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$62,777,844	$61,443,123
Ordinary income	34,327	339,246

Total	$62,812,171	$61,782,369

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,290,804,617

Gross unrealized appreciation	$21,859,709
Gross unrealized depreciation	(258,094,797)

Net unrealized depreciation	$(236,235,088)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,432
Payments Made to Retired Trustees	9,215
Accumulated Liability as of July 31, 2009	93,531
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	15,579,306	$139,183,042	21,573,103	$259,898,687
Dividends and/or distributions reinvested	3,275,494	28,958,010	2,369,899	28,250,705
Redeemed	(19,560,021)	(173,389,725)	(18,514,493)	(222,717,475)

Net increase (decrease)	(705,221)	$(5,248,673)	5,428,509	$65,431,917

Class B
Sold	814,483	$7,347,046	906,865	$10,869,239
Dividends and/or distributions reinvested	336,886	2,975,814	314,181	3,754,212
Redeemed	(4,385,820)	(39,991,416)	(4,526,798)	(54,489,242)

Net decrease	(3,234,451)	$(29,668,556)	(3,305,752)	$(39,865,791)

Class C
Sold	5,064,611	$44,530,477	7,042,961	$84,742,682
Dividends and/or distributions reinvested	1,008,767	8,888,624	710,354	8,456,138
Redeemed	(6,052,932)	(53,675,309)	(6,814,346)	(81,782,752)

Net increase (decrease)	20,446	$(256,208)	938,969	$11,416,068

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$330,459,638	$323,960,465
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $592,779 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$3,437,106
Class C	4,388,583
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2009	$293,891	$20,254	$197,807	$35,385
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 0.87% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$96,714,795
Average Daily Interest Rate	1.934%
Fees Paid	$7,506,719
Interest Paid	$1,934,727
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Oppenheimer Pennsylvania Municipal Fund

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX

Oppenheimer Rochester National Municipals
NYSE Ticker Symbols
Class A	ORNAX
Class B	ORNBX
Class C	ORNCX
Prospectus dated November 27, 2009
Oppenheimer Rochester National Municipals is a mutual fund that seeks high current income exempt from federal income taxes. It invests in high-yield municipal securities.
     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you and your spouse invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 19 of the prospectus, and in the sections "How to Buy Shares" beginning on page 27 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%

Annual Fund Operating Expenses (expensees that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	0.15%	0.90%	0.90%
Total Other Expenses	2.44%	2.53%	2.47%
Interest and Related Expenses from Inverse Floaters	1.34%	1.34%	1.34%
Other Expenses	1.10%	1.19%	1.13%
Total Annual Operating Exenses	2.97%	3.81%	3.75%

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$765	$1,363	$1,985	$3,654	$765	$1,363	$1,985	$3,654
Class B Shares	$891	$1,486	$2,200	$3,762	$391	$1,186	$2,000	$3,762
Class C Shares	$484	$1,168	$1,971	$4,067	$384	$1,168	$1,971	$4,067

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission.

Principal Investment Strategies

Principal Investment Strategies. The Fund invests in municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal income tax. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal income tax. This includes securities that generate income subject to the alternative minimum tax.
     Up to 100% of the securities the Fund buys may be high-yield, lower-grade fixed income securities, including those below investment-grade (commonly called "junk bonds"). Under normal market conditions, however, the Fund intends to invest approximately 50% to 70% of its total assets in these types of securities. Below investment-grade debt securities are those rated below "BBB-" by Standard & Poor's or "Baa3" by Moody's or comparable ratings by other nationally recognized statistical rating organizations. The Fund also invests in unrated securities for which Fund's adviser internally assigns ratings.
     Since the Fund may invest in lower-rated and below-investment grade securities without limit, the Fund's investments should be considered speculative. The Fund does not limit its investments to securities in a particular maturity range, but it generally focuses on longer-term securities. The Fund also can borrow for leverage and invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps or other derivatives.
     In selecting securities for the Fund, the portfolio managers look at a wide range of municipal sectors, coupons, and revenue sources for high-yield, tax-exempt municipal securities that offer high-income opportunities, might be overlooked by other investors and funds (including, in particular, unrated securities or securities of smaller issuers), or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, credit spread risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. Credit spread risk is a risk based on the difference (or credit spread) between the market yields of two different investments of different credit quality.  When spreads widen between bonds with different quality ratings, it implies that the market is factoring more risk of default on lower grade bonds.  A widening in credit spreads will result in a fall in the values of the Fund's securities. Interest rate risk is the risk that the value of a municipal security might fall due to a change in interest rates.  If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than bonds with fixed maturity dates.

     Special Risks of Below Investment-Grade Securities. Below investment-grade debt securities, may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 100% of its assets in below investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Unusual Market Volatility and Illiquidity. In late 2008, the municipal bond market experienced a period of unprecedented volatility, particularly for lower-rated and unrated debt securities. Liquidity was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund's books. Sales of large blocks of bonds can further reduce bond prices. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. It is not possible to predict whether that market illiquidity could occur again.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
     The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
     The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund's assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

     The Fund will not expose more than 35% of its total assets to the effects of leverage from its investments in inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal personal income taxes. The Fund does not seek capital gains or growth. Investors should be willing to assume credit and interest rate risks and the special risks associated with a Fund that can invest without limit in bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/RochesterNationalMunicipals.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 16.48% (2nd qtr 03) and the lowest return was -33.96% (4th qtr 08). For the period from January 1, 2009 to September 30, 2009 the cumulative return before taxes was 54.91%.

     The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Class A Shares (inception 10/1/93)
Return Before Taxes	(51.32%)	(10.12%)	(2.34%)
Return After Taxes on Distributions	(51.32%)	(10.12%)	(2.35%)
Return After Taxes on Distributions and Sale of Fund Shares	(31.22%)	(6.73%)	(0.55%)
Class B Shares (inception 10/1/93)	(51.73%)	(10.25%)	(2.30%)
Class C Shares (inception 8/29/95)	(49.77%)	(9.94%)	(2.61%)
Barclays Capital Municipal Bond Index	(2.47%)	2.71%	4.26%
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	0.09%	2.67%	2.52%
(reflects no deduction for fees, expenses or taxes)

Performance before October 1, 2001 is not indicative of subsequent periods' performance because the Fund was non-diversified and focused primarily on tax-exempt, investment grade obligations of Florida issuers during that time.

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers.  Daniel G. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since October 2001.  Scott S. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002. Troy E. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since June 2003.  Mark R. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006.  Marcus V. Franz has been a portfolio manager for the Fund since September 2006.  Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be made by check, by Federal funds wire or directly from or into your bank account.  The Fund also offers a checkwriting privilege.

Taxes

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The strategies and types of investments discussed in the Fund Summary are the ones that the Fund considers to be the most important in seeking to achieve its investment objective.  Additionally, the following strategies and risks are those the Fund expects its portfolio to be subject to as a whole.

The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

MUNICIPAL SECURITIES.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, tobacco bonds with an appropriation pledge as discussed earlier in this prospectus.

     The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally-recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

The Fund can invest without limit in high yield, lower-rated municipal securities, including municipal securities rated below "investment grade" at the time of purchase. "Investment grade" securities are those rated within the four highest rating categories of Standard & Poor's, Moody's, Fitch or another nationally recognized statistical rating organization. While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment grade," they have some speculative characteristics. The rating categories are described in Appendix A of the Statement of Additional Information.

Unrated securities also are considered "investment grade" if judged by the Manager to be comparable to rated investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security. However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform as expected. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond. The Fund's annual fund operating expenses, shown earlier in this prospectus, include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters discussed in this prospectus, are a type of variable rate obligations.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of September 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, 0.35% of the next $10 billion, and 0.34% of average annual net assets in excess of $11 billion. The Fund's advisory fee for the period ended July 31, 2009 was 0.38% of average annual net assets for each class of shares.

     The Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2009, the transfer agent's fees did not exceed the expense limitation. The Fund's management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract for the Fund is available in the Fund's Annual Report to shareholders for the period ended July 31, 2009.

Portfolio Managers.  The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments.  Mr. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since October 2001.  Mr. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002.  Mr. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since `September 2002 June 2003.  Mr. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006.  Mr. Franz has been a portfolio manager for the Fund since September 2006.  Mr. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008.

     Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and a Senior Portfolio Manager of the Manager since December 2001.  He was a Vice President of the Manager from April 2001 to June 2007.  Mr. Loughran is a team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

      Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Manager since September 2002.  He is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. Willis has been a Vice President of the Manager since July 2009 and a Senior Portfolio Manager of the Manager since January 2006.  He was an Assistant Vice President of the Manager from July 2005 to June 2009 and a Portfolio Manager of the Manager from June 2003 to December 2005.  Mr. Willis is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Manager since July 2009.  He was a Portfolio Manager with the Manager from September 2006 to June 2009.  He was a research analyst from June 2003 to August 2006. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr. Franz has been a Vice President and Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager from October 2006 to June 2009. He was a research analyst with the Manager from June 2003 to September 2006. Mr. Franz is a portfolio manager and a trader for the Fund and other Oppenheimer funds.

      Mr. Camarella has been an Assistant Vice President of the Manager since July 2009. He has been an Associate Portfolio Manager of the Manager since January 2008. He was a research analyst with the Manager from April 2006 to December 2007. He was a credit analyst with the Manager from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

     The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

  your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

     Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 5 business days.
  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 5 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning August 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

     By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Regulated Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Class A Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$8.89	$12.43	$12.47	$12.69	$11.13
Income (loss) from investment operations:
Net investment income[1]	.62	.70	.67	.69	.78
Net realized and unrealized gain (loss)	(2.98)	(3.57)	(.03)	(.24)	1.59
Total from investment operations	(2.36)	(2.87)	.64	.45	2.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.67)	(.68)	(.67)	(.81)
Net asset value, end of period	$5.90	$8.89	$12.43	$12.47	$12.69

Total Return, at Net Asset Value[2]	(26.44)%	(23.62)%	5.16%	3.79%	21.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,408,946	$4,503,510	$5,886,284	$3,439,135	$2,309,856
Average net assets (in thousands)	$3,338,722	$4,903,394	$4,813,462	$2,721,861	$1,366,113
Ratios to average net assets:[3]
Net investment income	9.89%	6.70%	5.23%	5.60%	6.46%
Expenses excluding interest and fees on short-term floating rate notes issued	1.63%	0.79%	0.63%	0.67%	0.69%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%
Total expenses	2.97%[5]	2.04%[5]	1.47%[5]	1.48%	1.08%[5]
Portfolio turnover rate	20%	37%	6%	24%	6%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class B Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$8.91	$12.46	$12.50	$12.72	$11.15
Income (loss) from investment operations:
Net investment income[1]	.57	.62	.57	.60	.70
Net realized and unrealized gain (loss)	(2.99)	(3.58)	(.02)	(.24)	1.59
Total from investment operations	(2.42)	(2.96)	.55	.36	2.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.59)	(.59)	(.58)	(.72)
Net asset value, end of period	$5.92	$8.91	$12.46	$12.50	$12.72

Total Return, at Net Asset Value[2]	(27.02)%	(24.27)%	4.34%	2.97%	21.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,745	$356,192	$586,763	$558,386	$528,192
Average net assets (in thousands)	$232,793	$458,627	$587,412	$533,869	$410,031
Ratios to average net assets:[3]
Net investment income	8.99%	5.86%	4.49%	4.84%	5.80%
Expenses excluding interest and fees on short-term floating rate notes issued	2.47%	1.60%	1.41%	1.46%	1.48%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%
Total expenses	3.81%[5]	2.85%[5]	2.25%[5]	2.27%	1.87%[5]
Portfolio turnover rate	20%	37%	6%	24%	6%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

Class C Year Ended July 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$8.87	$12.41	$12.45	$12.67	$11.11
Income (loss) from investment operations:
Net investment income[1]	.57	.62	.57	.60	.68
Net realized and unrealized gain (loss)	(2.97)	(3.57)	(.02)	(.24)	1.60
Total from investment operations	(2.40)	(2.95)	.55	.36	2.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.59)	(.59)	(.58)	(.72)
Net asset value, end of period	$5.89	$8.87	$12.41	$12.45	$12.67

Total Return, at Net Asset Value[2]	(26.98)%	(24.26)%	4.38%	3.01%	21.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,254,144	$1,658,830	$2,125,327	$1,299,995	$868,108
Average net assets (in thousands)	$1,215,913	$1,800,637	$1,756,797	$1,050,344	$488,562
Ratios to average net assets:[3]
Net investment income	9.09%	5.93%	4.47%	4.83%	5.68%
Expenses excluding interest and fees on short-term floating rate notes issued	2.41%	1.56%	1.39%	1.44%	1.46%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%
Total expenses	3.75%[5]	2.81%[5]	2.23%[5]	2.25%	1.85%[5]
Portfolio turnover rate	20%	37%	6%	24%	6%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
5. Reduction to custodian expenses less than 0.005%.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

Printed on recycled paper

The Fund's SEC File No.: 811-5867 SPO795.001.1109

Oppenheimer
Rochester National Municipals Fund
NYSE Ticker Symbols
Class A	ORNAX
Class B	ORNBX
Class C	ORNCX

November 27, 2009

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 2009.
This Statement of Additional Information is not a prospectus.  It should be read together with the prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly Invest In?" and "About the Fund's Investments". Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal income tax. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

  the frequency of trades and price quotations for such securities;
  the number of dealers or other potential buyers willing to purchase or sell such securities;
  the availability of market-makers; and
  the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

New York state officials are defendants in a lawsuit pending in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court, plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in those two actions, one trial court has granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute; the other trial court has held that plaintiffs are unlikely to succeed on the merits. The former decision is on appeal to the United States Court of Appeals for the Second Circuit.

In another action, the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General, trial courts have granted summary judgment for the Louisiana Attorney General. One of those decisions is on appeal to the United States Court of Appeals for the Fifth Circuit. The deadline to appeal the other decision has not yet expired.

The United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits that was scheduled for June 2009 has been continued.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix B to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Special Risks of Below-Investment Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short term securities. As short term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a fixed rate municipal security into two securities: a short term tax free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed rate municipal security to a trust. The trust then issues short term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long term, fixed rate security. For example, the interest rate on one obligation reflecting short term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed rate security, multiplied by a factor of two, minus the rate paid on the short term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long term and short term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short term rates remain low relative to long term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. The Fund may engage in reverse repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund(s), along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold by under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which permits borrowings of up to $2,250,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, they may lose the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
  The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal securities.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.
  The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.
  The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.
  The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.
  The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing and hedging instruments is permitted.
  The Fund cannot sell securities short.
  The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment adviser or sub-adviser. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a "master-feeder" structure. Under that structure, the Fund would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this Statement of Additional Information would be revised accordingly.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motil Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

Organization and History

Organization and History. The Fund, a series of Oppenheimer Multi-State Municipal Trust (the "Trust), is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1989. In 1993, the Trust was reorganized as a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund (formerly known as Oppenheimer Florida Municipal Fund) was added as a separate series of the Trust in 1993. In September 2001, the Fund was renamed "Oppenheimer Rochester National Municipals". Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended July 31, 2009, the Audit Committee held 5 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Directors/Trustees, including Independent Directors/Trustees, for election to the Board. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Directors/Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Directors/Trustees of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Trustees and Officers of the Fund

Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Value Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Cottier, Willis, Demitry, Franz, Camarella, Stein, Murphy, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of November 6, 2009, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2007
	Trustee	Since 2005
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2005
Phillip A. Griffiths	Trustee	Since 1999
Mary F. Miller	Trustee	Since 2007
Joel W. Motley	Trustee	Since 2002
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2005
Peter I. Wold	Trustee	Since 2005

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (66) Chairman of the Board, Trustee	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).	60
David K. Downes (69) Trustee	Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).	60
Matthew P. Fink (68) Trustee	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004).	60
Phillip A. Griffiths (70) Trustee	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).	60
Mary F. Miller (66) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003).	60
Joel W. Motley (57) Trustee	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley.	60
Mary Ann Tynan (63) Trustee	Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).	60
Joseph M. Wikler (67) Trustee	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001).	60
Peter I. Wold (61) Trustee	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).	60

Mr. Reynolds has been a Trustee of the Fund since 1989.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an "Interested Trustee" because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Russell S. Reynolds, Jr. (77) Trustee	Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association.	60

Mr. Murphy has served as a Trustee of the Fund since 2001.

Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
John V. Murphy (60) Trustee, President and Principal Executive Officer	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute's Board of Governors (since October 2009); Chairman (October 2007-September 2009) and Member of the Investment Company Institute's Board of Governors (since October 2003).	98

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Zack, Keffer and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2001 (PM)
Scott C. Cottier	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2002 (PM)
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2005 (VP); 2002 (PM)
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2006 (PM)
Michael L. Camarella	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2008 (PM)
Thomas W. Keffer	Chief Business Officer	Since 2009
Richard A. Stein	Vice President	Since 2007
John V. Murphy	President and Principal Executive Officer	Since 2001
Mark S. Vandehey	Vice President and Cheif Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 1999
Brian Peterson	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (45), Vice President and Senior Portfolio Manager	Senior Vice President of the Manager since July 2007; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds.	18
Scott S. Cottier (38), Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager since 2002; Vice President of the Fund since October 2005. Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.	18
Troy E. Willis (37), Vice President and Senior Portfolio Manager	Vice President of the Manager since July 2009; Assistant Vice President of the Manager from July 2005 to June 2009; Senior Portfolio Manager with the Manager since 2006; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader fo rthe Fund and other Oppenheimer funds.	18
Mark R. DeMitry (33), Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager since July 2009; Associate Portfolio Manager (September 2006 - July 2009); research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003) Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Michael L. Camarella (33), Vice President and Associate Portfolio Manager	Assistant Vice President of the Manager since July 2009; Associate Portfolio Manager of the Fund since 2008. He was a research analyst of the Manager (February 2006 - April 2008); credit analyst of the Manager (June 2003 - January 2006). An Associate Portfolio Manager, an officer and a trader of the Fund and other Oppenheimer funds.	18
Richard A. Stein (51), Vice President	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	18

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	98
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	98
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).	98
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	98
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	98
Robert G. Zack (61) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).	98
Kathleen T. Ives (44) Assistant Secretary	Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).	98
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	98
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005).	98
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	98
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP.	98

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2008
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustees
John V. Murphy	None	Over $100,000
Russell S. Reynolds, Jr.	None	Over $100,000
Remuneration of the Officers and Trustees. The officers and the interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$18,001[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David K. Downes[7]	$14,401	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$14,401	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member

Phillip A. Griffiths	$16,103[10]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$13,441[11]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$14,401[12]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$12,531	N/A	$77,288	$168,000
Governance Committee Member
Mary Ann Tynan[13]	$13,299[14]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$13,441[15]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$13,441[16]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds. The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $6,116 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of those funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of certain funds before they became Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of certain funds before they became Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of those funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of certain funds before they became Board I Funds.
10. Includes $15,426 deferred by Mr. Griffiths under the Compensation Deferral Plan.
11. Includes $2,004 deferred by Ms. Miller under the Compensation Deferral Plan.
12. Includes $965 deferred by Mr. Motley under the Compensation Deferral Plan.
13. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
14. Includes $5,307 deferred by Ms. Tynan under the Compensation Deferral Plan.
15. Includes $6,720 deferred by Mr. Wikler under the Compensation Deferral Plan.
16. Includes $9,004 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of November 6, 2009 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
MLPF&S For the Sole Bene Of Its Customers, Attn Fund Admn/#97CM3	4800 Deer Lake Drive E., Fl. 3, Jacksonville FL 32246-6484	7.16%	A
Charles Schwab & Co. Inc., Special Custody Acct For The Exclusive Bene Of Customers, Attn Mutual Funds	101 Montgomery St., San Francisco CA 94104-4122	6.96%	A
UBS WM USA, OMNI Account M/F, Attn Department Manager	499 Washington Blvd., Fl. 9, Jersey City NJ 07310-2055	6.28%	A
MLPF&S For The Sole Bene Of Its Customers, Attn Fund Admn/#97CM4	4800 Deer Lake Dr., E. Fl. 3, Jacksonville FL 32246-6484	8.81%	B
Citigroup Global Mkts, Inc., Attn Cindy Tempesta 7th Fl.	333 West 34th Street, New York NY 10001-2483	5.55%	B
MLPF&S For the Sole Bene Of Its Customers, Attn Fund Admn/#97HF7	4800 Deer Lake Dr. E. Fl. 3, Jacksonville FL 32246-6484	19.07%	C
Citigroup Global Mkts Inc., Attn Cindy Tempesta 7th Fl.	333 West 34th Street, New York NY 10001-2483	8.50%	C
UBS WM USA, Attn Department Manager	499 Washington Blvd. Fl. 9, Jersey City NJ 07310-2055	6.47%	C
Morgan Stanley & Co., Attn Mutual Funds Operations	Harborside Financial Center, Plaza II 3rd Floor, Jersey City NJ 07311	5.38%	C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 07/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$26,395,044
2008	$26,496,826
2009	$18,123,863

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor - including the Fund.  The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund.  The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period.  The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund's investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws.  The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  The litigations involving certain other Oppenheimer funds are similar in nature.

A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors.  None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously.  The Fund's Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund's Board and the Trustees named in those suits.  While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of July 31, 2009:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran	17	$19,446	None	None	None	None
Scott S. Cottier	17	$19,446	None	None	None	None
Troy E. Willis	17	$19,446	None	None	None	None
Mark R. Demitry	17	$19,446	None	None	None	None
Michael L. Camarella	17	$19,446	None	None	None	None
Marcus V. Franz	17	$19,446	None	None	None	None
1.	In millions.
2.	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 30, 2008 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is Lipper-High Yield Municipal Debt Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of July 31, 2009, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott S. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Marcus V. Franz	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceed is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's Senior executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid no brokerage commissions. During the fiscal year ended July 31, 2009, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Sales Charges
Fiscal Year Ended 07/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2007	$40,228,223	$5,465,067
2008	$23,318,803	$3,349,166
2009	$14,536,245	$2,295,822

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor*
Fiscal Year Ended 07/31:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor
2007	$8,979,301	$3,298,537	$7,481,646
2008	$4,353,866	$1,855,132	$5,164,962
2009	$1,593,264	$1,514,547	$2,758,792

* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Contingent Deferred Sales Charges
Fiscal Year Ended 07/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$587,267	$1,287,276	$487,198
2008	$1,812,994	$1,601,763	$877,943
2009	$624,341	$829,525	$536,559

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.15% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.15% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.15% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended July 31, 2009 payments under the Class A service plan totaled $4,944,617, of which $269 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $113,781 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 0.90% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 07/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$2,093,905	$1,796,343	$3,569	$14,402,276	6.77%
Class C Plan	$10,940,058	$3,393,824	$95,494	$31,902,928	2.54%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 7/31/09
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	10.51%	10.01%	9.39%	8.95%
Class B	9.58%	N/A	8.32%	N/A
Class C	9.69%	N/A	8.49%	N/A

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The Fund's Total Returns for the Period Ended 07/31/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years		1-Year		5-Years		10-Years
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(2.06%)	2.83%	(29.94%)	(26.64%)	(6.56%)	(5.64%)	(0.21%)	0.28%
Class B	(1.70%)	(1.70%)	(30.35%)	(27.02%)	(6.66%)	(6.38%)	(0.17%)	(0.17%)
Class C	(4.74%)	(4.74%)	(27.64%)	(26.98%)	(6.36%)	(6.36%)	(0.48%)	(0.48%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 07/31/09
	1-Year	5-Years	10-Years
After Taxes on Distributions	(29..99%)	(6.58%)	(0.23%)
After Taxes on Distributions and Redemption of Fund Shares	(17.07%)	(4.21%)	1.02%

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Equity Investor Fund
Oppenheimer California Municipal Fund	Conservative Investor Fund
Oppenheimer Capital Appreciation Fund	Moderate Investor Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Quest International Value Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "How to Exchange Shares" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B or Class C shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.Waivers of Initial and Contingent Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
  Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.
  Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B and Class C shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and CDSC rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

  Oppenheimer Rising Dividends Fund, Inc.
  Oppenheimer Small- Mid- Cap Value Fund
  Oppenheimer Quest Balanced Fund
  Oppenheimer Quest International Value Fund, Inc.
  Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund
  Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund
  Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund
  Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and CDSCs described in this Appendix apply to shares of an Oppenheimer fund that are either:

  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Intial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A CDSC described in the applicable fund's Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or CDSCs:
  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
  Waiver of Class A CDSC in Certain Transactions. The Class A CDSC will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:
  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any CDSC paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

  Oppenheimer U. S. Government Trust,
  Oppenheimer Core Bond Fund,
  Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account
  Connecticut Mutual Total Return Account
  Connecticut Mutual Government Securities Account
  CMIA LifeSpan Capital Appreciation Account
  Connecticut Mutual Income Account
  CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account
  CMIA Diversified Income Account

A. Prior Class A Contingent Deferred Sales Charge and Class A Sales Charge Waivers.

  Class A CDSC. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A CDSC that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% CDSC on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the CDSC will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

  by the estate of a deceased shareholder;
  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
  as tax-free returns of excess contributions to such retirement or employee benefit plans;
  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Municipal Bond Ratings Definitions

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG llp
Denver, Colorado
September 17, 2009

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—139.3%
Alabama—1.0%
$15,560,000	AL HFA (Single Family)[1]	5.450%		10/01/2032	$15,660,315
15,000	AL HFA (South Bay Apartments)[2]	5.950		02/01/2033	15,227
16,120,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	8,606,468
7,665,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	4,072,261
9,670,000	AL Space Science Exhibit Finance Authority[2]	6.000		10/01/2025	7,290,697
10,000	Alexander City, AL GO2	5.625		05/01/2021	9,311
1,810,000	Andalusia-Opp, AL Airport Authority[2]	5.000		08/01/2026	1,270,312
7,050,000	Governmental Utility Services Corp. of Moody, AL2	7.500		03/01/2038	5,427,725
25,000	Mobile, AL Industrial Devel. Board (International Paper Company)[2]	6.450		05/15/2019	24,190
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[3,4]	8.250		01/01/2031	1,605,340
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[2]	6.000		05/01/2025	8,589
7,220,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[2]	5.000		06/01/2026	5,651,311

					49,641,746

Alaska—0.3%
20,000	AK HFC, Series A-1[2]	6.100		06/01/2030	20,058
40,000	AK Industrial Devel. & Export Authority (Snettisham)[2]	6.000		01/01/2014	40,321
2,250,000	AK Industrial Devel. and Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)	6.150		08/01/2031	1,451,475
1,650,000	AK Industrial Devel. and Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	1,138,451
500,000	AK Industrial Devel. and Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	322,030
5,000,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2032	3,281,100
10,000,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2046	5,470,700
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[5]	06/01/2046	813,131
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[5]	06/01/2046	439,312

					12,976,578

Arizona—5.0%
297,650,000	AZ Health Facilities Authority (Banner Health System)[1]	1.210	[6]	01/01/2037	164,905,473
3,000,000	Buckeye, AZ Watson Road Community Facilities District[2]	5.750		07/01/2022	2,147,070
5,000,000	Buckeye, AZ Watson Road Community Facilities District[2]	6.000		07/01/2030	3,166,000
14,719,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375		01/01/2028	9,402,203

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$810,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.625%	07/15/2025	$581,037
400,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.800	07/15/2030	269,000
1,382,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.000	07/01/2017	1,154,454
1,260,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.375	07/01/2022	959,213
3,135,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.750	07/01/2032	2,143,117
500,000	Gladden Farms, AZ Community Facilities District[2]	5.500	07/15/2031	302,725
1,000,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[2]	6.750	10/01/2031	787,730
4,000,000	Maricopa County, AZ IDA (Christian Care Apartments)[2]	6.500	01/01/2036	3,361,200
1,885,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	1,573,636
355,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	11/01/2018	312,691
500,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	05/01/2031	388,650
3,725,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	9.500	11/01/2031	2,977,206
456,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[2]	5.250	07/01/2024	304,280
368,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[2]	5.250	07/01/2024	245,559
926,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[2]	5.300	07/01/2030	552,396
235,000	Navajo County, AZ IDA (Stone Container Corp.)[3,7]	7.200	06/01/2027	108,100
1,445,000	Navajo County, AZ IDA (Stone Container Corp.)[3,7]	7.400	04/01/2026	664,700
1,125,000	Palm Valley, AZ Community Facility District No. 3[2]	5.300	07/15/2031	648,203
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.300	07/15/2025	274,121
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.350	07/15/2031	205,209
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	2,139,066
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	4,525,350
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[2]	6.250	07/01/2036	1,189,650
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)[2]	5.875	11/01/2037	1,235,014
1,100,000	Phoenix, AZ IDA (Royal Paper Converting)[2]	7.000	03/01/2014	1,010,284
5,000,000	Pima County, AZ IDA (American Charter Schools Foundation)[2]	5.625	07/01/2038	3,384,850
1,935,000	Pima County, AZ IDA (Christian Senior Living)[2]	5.050	01/01/2037	1,546,781
400,000	Pima County, AZ IDA (Desert Technology Schools)[3,4]	6.375	02/01/2014	124,128
1,000,000	Pima County, AZ IDA (Desert Technology Schools)[3,4]	7.000	02/01/2024	301,240
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[2]	6.250	06/01/2026	973,050

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$2,350,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[2]	6.375%	06/01/2036	$1,699,732
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)[2]	6.750	04/01/2036	1,155,735
250,000	Pima County, AZ IDA (Paradise Education Center)[2]	5.875	06/01/2022	184,378
550,000	Pima County, AZ IDA (Paradise Education Center)[2]	6.000	06/01/2036	350,339
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)[2]	5.670	12/01/2027	1,170,512
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)[2]	5.750	12/01/2037	1,319,766
3,410,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.450	12/01/2017	3,252,629
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.600	12/01/2022	1,656,953
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.750	12/01/2032	7,473,519
10,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	6.550	12/01/2037	7,293,100
1,495,000	Pinal County, AZ IDA (San Manuel Facility)[2]	6.250	06/01/2026	1,163,768
1,385,000	Prescott Valley, AZ Southside Community Facilities District No. 1[2]	7.250	07/01/2032	1,014,817
1,500,000	Quail Creek, AZ Community Facilities District[2]	5.550	07/15/2030	936,555
265,000	Show Low Bluff, AZ Community Facilities District[2]	5.600	07/01/2031	172,950
275,000	Show Low Bluff, AZ Community Facilities District Special Assessment[2]	5.200	07/01/2017	231,215
730,000	Tucson, AZ IDA (Joint Single Family Mtg.)[2]	5.000	01/01/2039	686,762
4,000,000	Verrado, AZ Community Facilities District No. 1[2]	5.350	07/15/2031	2,570,240

				246,196,356

Arkansas—0.2%
555,000	Calhoun County, AR Solid Waste Disposal (Georgia-Pacific Corp.)[2]	6.375	11/01/2026	439,643
7,700,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2]	6.250	02/01/2038	4,847,689
1,345,000	Little River County, AR (Georgia-Pacific Corp.)[2]	5.600	10/01/2026	974,103
25,000	Pine Bluff, AR (International Paper Company)[2]	5.550	08/15/2022	21,806
5,460,000	Sebastian County, AR Health Facilities Board (Sparks Regional Medical Center)	5.625	11/01/2031	2,510,836

				8,794,077

California—17.9%
695,000	Azusa, CA Special Tax Community Facilities District No. 05-1[2]	5.000	09/01/2027	454,606
1,840,000	Azusa, CA Special Tax Community Facilities District No. 05-1[2]	5.000	09/01/2037	1,846,606
8,800,000	CA Access to Loans for Learning Student Loan Corp.[2]	7.375	01/01/2042	8,495,256

Principal
Amount		Coupon		Maturity	Value

California Continued
$127,310,000	CA County Tobacco Securitization Agency	6.489%[5]		06/01/2046	$3,194,208
107,400,000	CA County Tobacco Securitization Agency	6.619	[5]	06/01/2050	1,294,170
33,920,000	CA County Tobacco Securitization Agency	6.650	[5]	06/01/2046	801,869
215,100,000	CA County Tobacco Securitization Agency	7.000	[5]	06/01/2055	1,507,851
117,250,000	CA County Tobacco Securitization Agency	7.129	[5]	06/01/2055	1,062,285
143,610,000	CA County Tobacco Securitization Agency	7.300	[5]	06/01/2046	4,045,494
246,760,000	CA County Tobacco Securitization Agency	7.477	[5]	06/01/2055	1,512,639
11,485,000	CA County Tobacco Securitization Agency	8.150	[5]	06/01/2033	1,082,232
102,000,000	CA County Tobacco Securitization Agency	8.550	[5]	06/01/2055	625,260
36,000,000	CA County Tobacco Securitization Agency (TASC)[2]	0.000	[8]	06/01/2041	19,209,240
56,530,000	CA County Tobacco Securitization Agency (TASC)[2]	0.000	[8]	06/01/2046	29,975,033
255,000	CA County Tobacco Securitization Agency (TASC)[2]	5.250		06/01/2045	141,007
19,000,000	CA County Tobacco Securitization Agency (TASC)[2]	5.250		06/01/2046	10,480,210
2,435,000	CA County Tobacco Securitization Agency (TASC)[2]	5.500		06/01/2033	1,845,365
2,610,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2035	1,793,723
7,285,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2043	4,874,976
2,930,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000		06/01/2042	2,008,720
5,000,000	CA County Tobacco Securitization Agency (TASC)[2]	6.125		06/01/2038	3,522,450
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[5]	06/01/2046	1,347,480
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[5]	06/01/2050	8,277,981
14,855,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2028	14,855,817
30,000,000	CA Educational Funding Services[2]	6.250		12/01/2042	17,511,000
24,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2033	15,190,320
19,815,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.125		06/01/2047	10,714,763
228,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	137,228,946
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[5]	06/01/2047	7,578,600
1,296,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.082	[5]	06/01/2047	34,590,240
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[5]	06/01/2056	1,010,174
15,000,000	CA Silicon Valley Tobacco Securitization Authority	8.150	[5]	06/01/2041	620,550
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[5]	06/01/2056	451,553
4,660,000	CA Statewide CDA (Aspire Public Schools)[2]	7.250		08/01/2031	4,084,490
14,400,000	CA Statewide CDA (Fairfield Apartments)[3,4]	7.250		01/01/2035	5,040,000
16,000,000	CA Statewide CDA (Microgy Holdings)	9.000		12/01/2038	12,860,640
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[2]	6.625		10/01/2033	1,022,850
1,500,000	CA Statewide CDA (Thomas Jefferson School of Law)[2]	7.250		10/01/2038	1,251,585
555,300,000	CA Statewide Financing Authority Tobacco Settlement[2]	7.001	[5]	06/01/2055	3,892,653
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[5]	06/01/2055	1,593,800
301,950,000	CA Statewide Financing Authority Tobacco Settlement	8.000	[5]	06/01/2046	7,575,926
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2037	3,124,530

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,405,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000%		05/01/2043	$958,842
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2043	68,245
11,400,000	CA Valley Health System COP	6.875		05/15/2023	6,267,720
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[2]	6.700		09/01/2020	17,818
10,465,000	Cerritos, CA Community College District[1]	5.250		08/01/2033	10,611,335
165,000	Chino, CA Community Facilities District Special Tax[2]	5.000		09/01/2026	118,046
990,000	Chino, CA Community Facilities District Special Tax No. 2005-1[2]	5.000		09/01/2023	634,085
1,500,000	Chino, CA Community Facilities District Special Tax No. 2005-1[2]	5.000		09/01/2036	795,390
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[5]	06/01/2047	1,816,000
10,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.587	[5]	06/01/2036	700,000
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[5]	06/01/2057	2,445,292
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[5]	06/01/2057	4,910,000
450,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 29[2]	8.250		09/01/2029	444,092
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 29[2]	8.625		09/01/2039	992,760
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[2]	5.250		09/01/2029	605,090
1,365,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[2]	7.000		09/01/2033	1,194,593
98,250,000	Long Beach, CA Bond Finance Authority Natural Gas[2]	2.142	[6]	11/15/2033	68,283,750
13,000,000	Long Beach, CA Harbor[1]	5.200		05/15/2027	12,475,074
8,755,000	Los Angeles County, CA Unified School District[1]	5.000		01/01/2034	8,466,971
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2030	31,264,788
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2034	4,915,900
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2039	4,856,325
16,260,000	Los Angeles, CA Harbor Dept.[1]	5.250		08/01/2039	16,138,782
5,700,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	4,674,855
20,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.000		12/01/2012	18,156
5,350,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.125		12/01/2024	4,150,156

Principal
Amount		Coupon		Maturity	Value

California Continued
$17,810,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500%		12/01/2024	$13,872,387
74,145,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500		12/01/2024	57,752,282
2,825,000	Los Angeles, CA Regional Airports Improvement Corp. (Continental Airlines)[2]	5.650		08/01/2017	2,250,706
1,135,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta Airlines)[2]	6.350		11/01/2025	826,167
12,900,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[2]	9.250		08/01/2024	12,338,721
400,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[3,4]	6.875		11/15/2012	387,032
2,580,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[3,4]	8.800		11/15/2021	2,395,582
11,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2032	10,735,780
30,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2032	29,279,400
7,330,000	Los Angeles, CA Unified School District[1]	5.000		01/01/2034	7,088,661
10,550,000	Los Angeles, CA Unified School District[1]	5.000		01/01/2034	10,202,787
11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[1]	5.000		12/01/2024	11,723,102
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[5]	06/01/2045	3,035,066
5,925,000	Palm Desert, CA Improvement Bond Act 1915[2]	5.100		09/02/2037	3,432,530
2,200,000	San Diego County, CA COP[2]	5.700		02/01/2028	1,490,192
15,000,000	San Diego, CA Public Facilities Financing Authority[1]	5.375		08/01/2034	15,056,475
22,110,000	San Francisco, CA Bay Area Toll Authority[1]	5.000		04/01/2031	22,042,343
16,260,000	San Francisco, CA Bay Area Toll Authority[1]	5.125		04/01/2047	15,760,520
12,000,000	Southern CA Metropolitan Water District[1]	5.000		07/01/2035	12,102,300
45,440,000	Southern CA Tobacco Securitization Authority[2]	5.125		06/01/2046	24,499,885
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[5]	06/01/2046	4,906,851
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[5]	06/01/2046	976,923
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[5]	06/01/2046	2,656,996
5,125,000	Southern CA Tobacco Securitization Authority (TASC)[2]	5.000		6/01/2037	3,095,039
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[2]	5.450		09/01/2026	2,718,251
4,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[2]	5.500		09/01/2036	1,776,160
60,000	West Patterson, CA Financing Authority Special Tax[2]	6.700		09/01/2032	47,271
15,000	West Patterson, CA Financing Authority Special Tax[2]	6.750		09/01/2036	11,749
35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A2	6.500		09/01/2026	28,331

Principal
Amount		Coupon	Maturity	Value

California Continued
$15,000,000	Westminster, CA Redevel. Agency Tax Allocation[1]	5.750%	11/01/2045	$14,239,725
7,500,000	Westminster, CA Redevel. Agency Tax Allocation[1]	6.250	11/01/2039	7,813,163

				871,963,540

Colorado—4.6%
1,000,000	CO Andonea Metropolitan District No. 2[2]	6.125	12/01/2025	662,910
2,380,000	CO Andonea Metropolitan District No. 3[2]	6.250	12/01/2035	1,404,628
5,000,000	CO Arista Metropolitan District[2]	6.750	12/01/2035	3,172,500
14,000,000	CO Arista Metropolitan District	9.250	12/01/2037	11,204,760
2,620,000	CO Beacon Point Metropolitan District[2]	6.125	12/01/2025	1,940,975
3,500,000	CO Beacon Point Metropolitan District[2]	6.250	12/01/2035	2,390,010
1,000,000	CO Castle Oaks Metropolitan District[2]	6.000	12/01/2025	698,030
1,500,000	CO Castle Oaks Metropolitan District[2]	6.125	12/01/2035	956,805
5,755,000	CO Central Marksheffel Metropolitan District[2]	7.250	12/01/2029	4,394,921
1,000,000	CO Confluence Metropolitan District[2]	5.400	12/01/2027	658,110
1,000,000	CO Copperleaf Metropolitan District No. 2[2]	5.850	12/01/2026	632,970
1,850,000	CO Copperleaf Metropolitan District No. 2[2]	5.950	12/01/2036	1,039,515
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250	12/01/2037	755,425
1,700,000	CO Crystal Crossing Metropolitan District[2]	6.000	12/01/2036	962,506
585,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)[2]	5.625	12/01/2036	390,651
2,475,000	CO Educational and Cultural Facilities Authority (Inn at Auraria)	5.375	07/01/2015	1,919,214
24,295,000	CO Educational and Cultural Facilities Authority (Inn at Auraria)	6.000	07/01/2042	13,492,228
1,335,000	CO Elbert and Highway 86 Metropolitan District[2]	5.750	12/01/2036	762,832
5,000,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500	12/01/2032	3,683,050
2,468,000	CO Elkhorn Ranch Metropolitan District[2]	6.375	12/01/2035	1,553,803
700,000	CO Fallbrook Metropolitan District[2]	5.625	12/01/2026	472,185
1,225,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[2]	5.300	07/01/2037	848,104
2,960,000	CO Heritage Todd Creek Metropolitan District[2]	5.500	12/01/2037	1,790,741
5,325,000	CO High Plains Metropolitan District[2]	6.125	12/01/2025	3,687,989
10,875,000	CO High Plains Metropolitan District[2]	6.250	12/01/2035	6,726,623
1,060,000	CO Horse Creek Metropolitan District[2]	5.750	12/01/2036	669,941
220,000	CO Hsg. & Finance Authority[2]	6.400	11/01/2024	227,993
290,000	CO Hsg. & Finance Authority[2]	8.400	10/01/2021	318,745
5,000	CO Hsg. & Finance Authority (Single Family)[2]	6.500	11/01/2029	5,147
15,000	CO Hsg. & Finance Authority (Single Family)[2]	6.800	04/01/2030	15,379
5,000	CO Hsg. & Finance Authority (Single Family)[2]	7.000	05/01/2026	5,093
24,000	CO Hsg. & Finance Authority (Single Family)[2]	7.250	05/01/2027	24,451

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$1,700,000	CO Huntington Trails Metropolitan District	0.000%[8]		12/01/2037	$1,540,574
500,000	CO Huntington Trails Metropolitan District[2]	6.250		12/01/2036	307,945
7,050,000	CO International Center Metropolitan District No. 3[2]	6.500		12/01/2035	4,310,652
1,145,000	CO Liberty Ranch Metropolitan District[2]	6.250		12/01/2036	705,194
1,875,000	CO Madre Metropolitan District No. 2[2]	5.500		12/01/2036	924,488
2,800,000	CO Mountain Shadows Metropolitan District[2]	5.625		12/01/2037	1,488,032
1,740,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[2]	6.000	[6]	11/01/2033	1,465,498
3,000,000	CO Murphy Creek Metropolitan District No. 3[2]	6.000		12/01/2026	2,118,420
10,060,000	CO Murphy Creek Metropolitan District No. 3[2]	6.125		12/01/2035	6,416,972
2,275,000	CO Neu Towne Metropolitan District[3]	7.250		12/01/2034	726,180
1,290,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	941,313
1,000,000	CO North Range Metropolitan District No. 2[2]	5.500		12/15/2037	538,870
4,500,000	CO Northwest Metropolitan District No. 3[2]	6.125		12/01/2025	2,640,465
7,855,000	CO Northwest Metropolitan District No. 3[2]	6.250		12/01/2035	4,168,806
13,305,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[5]	12/15/2017	8,458,654
320,000	CO Potomac Farms Metropolitan District[2]	0.000	[8]	12/01/2023	260,010
1,590,000	CO Potomac Farms Metropolitan District[2]	7.250		12/01/2037	1,067,383
850,000	CO Prairie Center Metropolitan District No. 3[2]	5.250		12/15/2021	640,679
1,250,000	CO Prairie Center Metropolitan District No. 3[2]	5.400		12/15/2031	818,325
1,000,000	CO Prairie Center Metropolitan District No. 3[2]	5.400		12/15/2031	654,660
2,275,000	CO Regency Metropolitan District[2]	5.750		12/01/2036	1,239,375
1,750,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	785,750
1,320,000	CO Silver Peaks Metropolitan District[2]	5.750		12/01/2036	792,528
10,230,000	CO Sorrell Ranch Metropolitan District[2]	5.750		12/01/2036	6,142,092
1,735,000	CO Sorrell Ranch Metropolitan District	6.750		12/15/2036	1,145,048
1,330,000	CO Stoneridge Metropolitan District[2]	5.625		12/01/2036	783,157
2,065,000	CO Tallgrass Metropolitan District[2]	5.250		12/01/2037	1,201,706
500,000	CO Tallyns Reach Metropolitan District No. 3[2]	5.200		12/01/2036	362,385
8,000,000	CO Talon Pointe Metropolitan District[2]	8.000		12/01/2039	6,440,400
655,000	CO Todd Creek Farms Metropolitan District No. 1	6.125		12/01/2019	414,032
695,000	CO Traditions Metropolitan District No. 2[2]	5.750		12/01/2036	439,254
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[8]	12/15/2037	2,819,960
3,780,000	CO Waterview I Metropolitan District[2]	8.000		12/15/2032	3,084,745
500,000	CO Wheatlands Metropolitan District[2]	6.000		12/01/2025	349,015
2,500,000	CO Wheatlands Metropolitan District[2]	6.125		12/01/2035	1,594,675
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	3,040,960
3,875,000	CO Woodmen Heights Metropolitan District No. 1[2]	6.750		12/01/2020	3,201,719

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$21,195,000	CO Woodmen Heights Metropolitan District No. 1[2]	7.000%		12/01/2030	$15,662,045
500,000	CO Wyndham Hill Metropolitan District[2]	6.250		12/01/2025	359,135
892,000	CO Wyndham Hill Metropolitan District[2]	6.375		12/01/2035	589,460
18,510,000	Colorado Springs, CO Urban Renewal (University Village Colorado)[2]	7.000		12/01/2029	14,435,024
63,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.250		10/01/2032	32,518,346
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.750		10/01/2032	19,385,344
375,000	Eagle County, CO Airport Terminal Corp.[2]	5.250		05/01/2020	261,818

					224,709,327

Connecticut—0.2%
145,000	CT Devel. Authority (Bridgeport Hydraulic Company)[2]	6.150		04/01/2035	128,663
125,000	CT Devel. Authority (Bridgeport Hydraulic Company)[2]	6.150		04/01/2035	115,611
1,500,000	CT Devel. Authority Airport Facility (Learjet)[2]	7.950		04/01/2026	1,515,270
80,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[2]	6.500		07/01/2012	80,138
20,000	CT H&EFA (St. Mary’s Hospital Corp.)[2]	5.500		07/01/2012	19,375
475,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	219,545
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.500		09/01/2036	1,818,638
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.750		09/01/2027	981,698
6,000,000	Mashantucket, CT Western Pequot Tribe, Series B2,9	6.500		09/01/2031	3,466,320
1,715,000	West Haven, CT Hsg. Authority (Meadow Landing Apartments)[2]	6.000		01/01/2028	1,403,556

					9,748,814

Delaware—0.1%
15,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2018	15,015
55,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2032	55,220
6,939,000	Millsboro, DE Special Obligation (Plantation Lakes)[2]	5.450		07/01/2036	3,978,961

					4,049,196

District of Columbia—1.5%
170,000	District of Columbia HFA (Benning Road Apartments)[2]	6.300		01/01/2012	163,640
10,380,000	District of Columbia HFA (Shipley Park Apartments)[1]	4.800		06/01/2038	9,872,678
105,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.250		05/15/2024	101,454
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.750		05/15/2040	27,496,298
515,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.367	[5]	06/15/2046	12,602,050
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[5]	06/15/2055	8,845,622

Principal
Amount		Coupon	Maturity	Value

District of Columbia Continued
$1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250%[5]	06/15/2055	$5,180,050
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B1	5.000	10/01/2034	11,031,250

				75,293,042

Florida—20.6%
1,110,000	Aberdeen, FL Community Devel. District	5.250	11/01/2015	670,029
340,000	Aberdeen, FL Community Devel. District[2]	5.500	11/01/2011	243,035
22,800,000	Aberdeen, FL Community Devel. District	5.500	05/01/2036	12,427,368
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)[2]	5.875	11/15/2042	5,560,000
5,350,000	Amelia Concourse, FL Community Devel. District[3]	5.750	05/01/2038	2,562,329
1,770,000	Amelia Walk, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	947,516
12,205,000	Arborwood, FL Community Devel. District (Centex Homes)[2]	5.250	05/01/2016	9,443,863
13,895,000	Arlington Ridge, FL Community Devel. District	5.500	05/01/2036	6,105,463
9,115,000	Ave Maria Stewardship, FL Community Devel. District[2]	5.125	05/01/2038	4,709,629
2,200,000	Avelar Creek, FL Community Devel. District[2]	5.375	05/01/2036	1,289,134
1,045,000	Avignon Villages, FL Community Devel. District[3,4]	5.300	05/01/2014	402,325
755,000	Avignon Villages, FL Community Devel. District[3,4]	5.400	05/01/2037	290,728
1,000,000	Bahia Lakes, FL Community Devel. District[2]	5.450	05/01/2037	589,920
2,585,000	Bainebridge, FL Community Devel. District[2]	5.500	05/01/2038	1,429,091
10,000,000	Baker, FL Correctional Devel. Corp. (Detention Center)[2]	7.500	02/01/2030	8,497,800
5,165,000	Bay Laurel Center, FL Community Devel. District Special Assessment[2]	5.450	05/01/2037	3,237,680
225,000	Bayshore, FL Hsg. Corp.[3]	8.000	12/01/2016	64,413
4,385,000	Baywinds, FL Community Devel. District[3]	4.900	05/01/2012	1,972,812
10,650,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	4,866,518
4,200,000	Beacon Lakes, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	2,667,882
3,380,000	Beacon Lakes, FL Community Devel. District Special Assessment[2]	6.200	05/01/2038	2,103,712
1,955,000	Beacon, FL Tradeport Community Devel. District[2]	7.250	05/01/2033	1,681,417
10,640,000	Bella Verde, FL Golf Community Devel. District[3,4,7]	7.250	05/15/2009	3,936,800
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[2]	7.375	05/01/2034	8,125,900
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[2]	7.500	05/01/2034	7,936,679
3,950,000	Boynton Village, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	2,592,267

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$75,000	Broward County, FL Educational Facilities Authority (Pompano Oaks Apartments)[2]	6.000%	12/01/2027	$75,054
25,000	Broward County, FL HFA (Cross Keys Apartments)[2]	5.750	10/01/2028	23,773
12,475,000	Broward County, FL HFA (Pembroke Village Apartments)[2]	7.000	06/01/2046	12,020,411
595,000	Broward County, FL HFA (Single Family)[2]	5.000	10/01/2039	545,758
15,000	Broward County, FL HFA (Stirling Apartments)[2]	5.600	10/01/2018	15,079
125,000	Broward County, FL HFA (Stirling Apartments)[2]	5.750	04/01/2038	125,114
16,500,000	Broward County, FL Water and Sewer[1]	5.250	10/01/2034	16,696,350
5,955,000	Buckeye Park, FL Community Devel. District[3]	7.875	05/01/2038	2,931,885
800,000	Cascades, FL Groveland Community Devel. District[2]	5.300	05/01/2036	355,168
25,790,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	12,963,601
2,500,000	Chapel Creek, FL Community Devel. District Special Assessment	5.200	05/01/2011	1,222,425
3,665,000	Chapel Creek, FL Community Devel. District Special Assessment	5.250	05/01/2015	1,625,061
12,480,000	Chapel Creek, FL Community Devel. District Special Assessment	5.500	05/01/2038	5,673,283
4,100,000	City Center, FL Community Devel. District	6.000	05/01/2038	2,133,025
7,430,000	City Center, FL Community Devel. District	6.125	05/01/2036	4,080,556
26,530,000	Clearwater Cay, FL Community Devel. District	5.500	05/01/2037	12,120,496
55,000	Collier County, FL IDA (Allete)[2]	6.500	10/01/2025	52,320
16,110,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	7,520,792
3,775,000	Connerton West, FL Community Devel. District	5.125	05/01/2016	1,797,542
4,310,000	Connerton West, FL Community Devel. District[2]	5.400	05/01/2038	2,032,898
4,910,000	Copperstone, FL Community Devel. District[2]	5.200	05/01/2038	2,612,169
7,400,000	Cordoba Ranch, FL Community Devel. District Special Assessment[3]	5.550	05/01/2037	2,916,044
3,125,000	Coronado, FL Community Devel. District[2]	6.000	05/01/2038	2,001,406
3,230,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	1,656,150
1,100,000	Crestview II, FL Community Devel. District Special Assessment[2]	5.600	05/01/2037	731,192
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	733,163
1,280,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	357,491
9,440,000	Cypress Creek of Hillsborough County, FL Community Devel. District[2]	5.350	05/01/2037	4,537,714
70,000	Dade City, FL (First Mtg.-Retirement Care)[2]	8.000	01/01/2025	70,652
45,000	Dade County, FL HFA (Golden Lakes Apartments)[2]	6.050	11/01/2039	43,719
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[2]	5.650	09/01/2017	90,071
8,569	Dade County, FL HFA (Single Family Mtg.)[2]	6.100	04/01/2027	8,624
1,700,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[2]	8.000	06/01/2022	1,447,601

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$115,000	Dade County, FL Res Rec[2]	5.500%	10/01/2013	$115,108
7,815,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	5,945,339
3,015,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,938,344
2,355,000	East Homestead, FL Community Devel. District[2]	5.375	05/01/2036	1,304,599
900,000	East Homestead, FL Community Devel. District[2]	5.450	11/01/2036	568,242
2,225,000	East Park, FL Community Devel. District Special Assessment[2]	7.500	05/01/2039	1,711,314
1,095,000	Easton Park, FL Community Devel. District[2]	5.200	05/01/2037	623,186
5,000	Edgewater, FL Water & Sewer[2]	7.000	10/01/2021	5,020
1,500,000	Enclave at Black Point Marina, FL Community Devel. District[3]	5.200	05/01/2014	917,355
1,225,000	Enclave at Black Point Marina, FL Community Devel. District[3]	5.400	05/01/2037	607,576
75,000	Escambia County, FL HFA (Single Family Mtg.)[2]	5.500	10/01/2031	75,271
21,000,000	Fiddler’s Creek, FL Community Devel. District No. 2	6.000	05/01/2038	12,030,270
175,000	FL Capital Projects Finance Authority (Peerless Group)[2]	7.500	08/01/2019	138,733
26,200,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	15,783,404
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	2,174,431
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,230,400
950,000	FL Capital Trust Agency (American Opportunity)	7.250	06/01/2038	486,210
690,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	12/01/2038	321,650
7,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	5,783,750
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	10,727,210
2,460,000	FL Gateway Services Community Devel. District (Sun City Center)[2]	6.500	05/01/2033	2,068,122
30,000	FL HFA (Hsg. Partners of Panama City)[2]	5.700	05/01/2037	28,211
100,000	FL HFA (Mar Lago Village Apartments)[2]	5.900	12/01/2027	87,513
115,000	FL HFA (Reserve at Kanapaha)[2]	5.700	07/01/2037	104,582
20,000	FL HFA (Spinnaker Cove Apartments)[2]	6.500	07/01/2036	20,003
1,345,000	FL HFA (St. Cloud Village Associates)	8.000	02/15/2030	1,000,008
75,000	FL HFA (Stoddert Arms Apartments)[2]	6.250	09/01/2026	75,016
15,000	FL HFA (Wentworth Apartments)[2]	5.450	10/01/2037	12,313
50,000	FL HFA (Willow Lake Apartments)[2]	5.250	01/01/2021	46,152
100,000	FL HFA (Willow Lake Apartments)[2]	5.350	07/01/2027	86,528
100,000	FL HFC (Ashton Point Apartments)[2]	5.750	07/01/2036	100,156
85,000	FL HFC (Brittany of Rosemont)[2]	6.250	07/01/2035	83,496
20,000	FL HFC (East Lake Apartments)[2]	5.050	10/01/2026	18,047
45,000	FL HFC (Grande Pointe Apartments)[2]	6.000	07/01/2038	45,203
8,535,000	FL HFC (Homeowner Mtg.)[1]	5.150	07/01/2038	8,271,380

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$120,000	FL HFC (Homeowner Mtg.)	5.573%[5]	01/01/2029	$38,665
15,000	FL HFC (Homeowner Mtg.)[2]	6.250	07/01/2022	15,493
145,000	FL HFC (Logan Heights Apartments)[2]	6.000	10/01/2039	141,436
25,000	FL HFC (Mystic Pointe II)[2]	6.100	12/01/2035	25,373
25,000	FL HFC (Raceway Pointe Apartments)[2]	5.950	09/01/2032	23,971
10,000	FL HFC (River Trace Senior Apartments)[2]	5.800	01/01/2041	10,021
10,000	FL HFC (Sanctuary Winterlakes)[2]	5.850	09/01/2026	10,101
20,000	FL HFC (Sheridan Place of Bredenton)[2]	5.500	10/01/2036	20,089
95,000	FL HFC (Spring Harbor Apartments)[2]	5.900	08/01/2039	95,336
10,000	FL HFC (Sundance Pointe Associates)[2]	5.850	02/01/2037	10,031
10,000	FL HFC (Villas De Mallorca)[2]	5.750	07/01/2027	10,140
5,075,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,330,621
8,630,000	FL Island at Doral III Community Devel. District Special Assessment[2]	5.900	05/01/2035	5,362,423
3,400,000	FL Lake Ashton II Community Devel. District[2]	5.375	05/01/2036	2,015,350
2,910,000	FL Mira Lago West Community Devel. District[2]	5.375	05/01/2036	1,796,110
1,555,000	FL New Port Tampa Bay Community Devel. District[7]	5.300	11/01/2012	543,317
24,390,000	FL New Port Tampa Bay Community Devel. District[7]	5.875	05/01/2038	8,521,866
1,500,000	FL Parker Road Community Devel. District[2]	5.350	05/01/2015	901,800
1,480,000	FL Parker Road Community Devel. District[2]	5.600	05/01/2038	811,514
1,500,000	Flora Ridge, FL Educational Facilities Benefit District[2]	5.300	05/01/2037	950,910
5,300,000	Fontainbleau Lakes, FL Community Devel. District[2]	6.000	05/01/2015	2,824,529
4,000,000	Fontainbleau Lakes, FL Community Devel. District[2]	6.000	05/01/2038	2,230,200
9,575,000	Forest Creek, FL Community Devel. District[3]	5.450	05/01/2036	4,409,479
7,915,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	6,473,679
10,000,000	Grand Bay at Doral, FL Community Devel. District[2]	6.000	05/01/2017	6,668,400
8,735,000	Grand Bay at Doral, FL Community Devel. District[2]	6.000	05/01/2039	4,530,582
12,200,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	6,124,522
7,505,000	Greater Orlando, FL Aviation Authority (JetBlue Airways Corp.)	6.375	11/15/2026	5,113,457
14,965,000	Greater Orlando, FL Aviation Authority (JetBlue Airways Corp.)	6.500	11/15/2036	9,679,661
2,830,000	Greyhawk Landing, FL Community Devel. District Special Assessment[2]	7.000	05/01/2033	2,580,479
100,000	Gulf Breeze, FL GO2	5.900	12/01/2015	100,086
5,855,000	Hammocks, FL Community Devel. District Special Assessment[2]	5.500	05/01/2037	3,059,238
8,800,000	Harrison Ranch, FL Community Devel. District[2]	5.300	05/01/2038	4,950,968
1,125,000	Hawks Point, FL Community Devel. District[2]	5.300	05/01/2039	629,955

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$15,435,000	Heritage Bay, FL Community Devel. District[2]	5.500%	05/01/2036	$9,207,595
14,980,000	Heritage Harbour North, FL Community Devel. District[2]	6.375	05/01/2038	10,184,602
1,910,000	Heritage Plantation, FL Community Devel. District	5.100	11/01/2013	1,298,991
3,480,000	Heritage Plantation, FL Community Devel. District	5.400	05/01/2037	1,725,697
12,000,000	Hialeah Gardens, FL Health Facilities Authority (CHS/SJRNC/VMNRC/SJR/CHFTEH/SANC Obligated Group)[2]	5.250	08/15/2031	11,269,560
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	409,674
4,035,000	Highlands, FL Community Devel. District[3]	5.550	05/01/2036	2,059,868
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[2]	7.125	04/01/2030	1,127,800
9,250,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.700	07/01/2021	7,603,593
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.750	07/01/2029	4,762,339
11,300,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	5,859,615
715,000	Jacksonville, FL Water and Sewage (United Waterworks)[2]	6.350	08/01/2025	714,979
1,405,000	K-Bar Ranch, FL Community Devel. District Special Assessment[3]	5.450	05/01/2036	646,581
2,800,000	Keys Cove, FL Community Devel. District[2]	5.500	05/01/2036	1,859,620
1,160,000	Keys Cove, FL Community Devel. District[2]	5.875	05/01/2035	876,925
920,000	Lake Frances, FL Community Devel. District Special Assessment[3]	5.300	05/01/2037	459,393
2,000,000	Lakeside Landings, FL Devel. District[3]	5.250	05/01/2013	918,400
750,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	341,903
9,260,000	Lakewood Ranch, FL Stewardship District[2]	5.500	05/01/2036	5,544,703
12,000,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[2]	5.400	05/01/2037	7,107,960
14,500,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.200	05/01/2015	5,175,775
8,000,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.500	05/01/2038	2,811,120
69,247	Largo, FL Sun Coast Health System (Sun Coast Hospital)	6.200	03/01/2013	35,323
65,000	Lee County, FL HFA (Single Family Mtg.)[2]	7.200	03/01/2033	66,195
1,200,000	Legends Bay, FL Community Devel. District[3]	5.500	05/01/2014	607,464
1,500,000	Legends Bay, FL Community Devel. District[3]	5.875	05/01/2038	754,980
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[3]	6.750	09/01/2028	60,904
1,385,000	Liberty County, FL Revenue (Twin Oaks)	8.250	07/01/2028	1,166,392
7,955,000	Madeira, FL Community Devel. District[2]	5.250	11/01/2014	4,007,411
8,045,000	Madeira, FL Community Devel. District[2]	5.450	05/01/2039	3,941,809
1,550,000	Madison County, FL Mtg. (Twin Oaks)[2]	6.000	07/01/2025	1,139,219

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600%	05/01/2014	$3,143,000
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900	05/01/2039	2,982,518
2,855,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	1,547,496
3,000,000	Main Street, FL Community Devel. District[2]	6.800	05/01/2038	2,229,930
14,255,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	7.875	12/15/2025	14,136,684
1,035,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	8.050	12/15/2025	1,034,783
4,800,000	Meadow Woods, FL Community Devel. District Special Assessment[2]	6.050	05/01/2035	2,524,368
3,980,000	Mediterranea, FL Community Devel. District Special Assessment[2]	5.600	05/01/2037	2,283,008
1,025,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.700	11/15/2019	895,174
540,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.800	11/15/2031	398,963
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.000	10/01/2040	13,103,850
10,000,000	Miami-Dade County, FL School Board COP[1]	5.000	02/01/2027	9,963,450
10,000,000	Miami-Dade County, FL School Board COP[1]	5.250	02/01/2027	10,172,150
50,000,000	Miami-Dade County, FL School Board COP[1]	5.375	02/01/2034	50,414,750
11,590,000	Miromar Lakes, FL Community Devel. District[2]	6.875	05/01/2035	8,319,997
9,740,000	Miromar Lakes, FL Community Devel. District[2]	7.375	05/01/2032	7,554,344
16,955,000	Montecito, FL Community Devel. District	5.100	05/01/2013	8,046,843
5,535,000	Montecito, FL Community Devel. District	5.500	05/01/2037	2,528,720
680,000	Moody River, FL Estates Community Devel. District[2]	5.350	05/01/2036	363,807
16,670,000	Myrtle Creek, FL Improvement District Special Assessment[2]	5.200	05/01/2037	8,872,274
11,150,000	Nassau County, FL (Nassau Care Centers)[2]	6.900	01/01/2038	8,676,707
20,000	Nassau County, FL Pollution Control (ITT Rayonier)[2]	6.200	07/01/2015	18,674
1,735,000	Naturewalk, FL Community Devel. District[2]	5.300	05/01/2016	891,252
5,425,000	Naturewalk, FL Community Devel. District[2]	5.500	05/01/2038	2,692,699
2,465,000	North Springs, FL Improvement District (Heron Bay North Assessment)	5.200	05/01/2027	1,477,447
14,940,000	North Springs, FL Improvement District (Parkland Golf-Country Club)	5.450	05/01/2026	9,090,990
750,000	Northern Palm Beach, FL Improvement District[2]	5.350	08/01/2041	426,053
3,995,000	Oak Creek, FL Community Devel. District Special Assessment[2]	5.800	05/01/2035	2,443,781
2,750,000	Oakmont Grove, FL Community Devel. District Special Assessment[3]	5.250	05/01/2012	1,253,808
4,595,000	Oakmont Grove, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	1,881,928

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$3,340,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[2]	5.375%		05/01/2014	$2,773,670
1,535,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[2]	8.875		07/01/2021	1,555,523
3,200,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[2]	9.000		07/01/2031	3,201,120
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[2]	5.500		07/01/2032	499,440
1,125,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[2]	5.500		07/01/2038	724,523
6,020,000	Orange County, FL HFA (Dunwoodie Apartments)[2]	6.500		07/01/2035	4,013,052
10,000	Orange County, FL HFA (Homeowner)[2]	5.200		09/01/2023	10,003
135,000	Orange County, FL HFA (Homeowner)	5.420	[5]	03/01/2028	47,592
15,000	Orange County, FL HFA (Homeowner)[2]	5.550		09/01/2033	15,097
5,000	Orange County, FL HFA (Park Avenue Villas)[2]	5.250		09/01/2031	5,006
15,000,000	Orlando, FL Utilities Commission[1]	5.000		10/01/2033	15,000,900
18,500,000	Orlando, FL Utilities Commission[1]	5.250		10/01/2039	18,680,283
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000		07/01/2036	2,249,550
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[2]	6.100		08/01/2029	55,028
13,995,000	Palm Coast Park, FL Community Devel. District Special Assessment[2]	5.700		05/01/2037	7,699,909
2,700,000	Palm Glades, FL Community Devel. District[2]	5.300		05/01/2036	1,618,488
6,565,000	Palm Glades, FL Community Devel. District Special Assessment[2]	7.125		05/01/2039	4,635,153
1,850,000	Palm River, FL Community Devel. District[3]	5.150		05/01/2013	828,615
935,000	Palm River, FL Community Devel. District[2]	5.375		05/01/2036	418,787
1,500,000	Parkway Center, FL Community Devel. District, Series A2	6.300		05/01/2034	954,165
2,565,000	Paseo, FL Community Devel. District[3]	5.000		02/01/2011	1,473,387
6,480,000	Pine Ridge Plantation, FL Community Devel. District[2]	5.400		05/01/2037	3,263,522
4,625,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[2]	5.650		05/01/2037	3,094,634
35,000	Pinellas County, FL HFA (Single Family Hsg.)[2]	5.200		03/01/2037	31,549
115,000	Pinellas County, FL HFA (Single Family Hsg.)[2]	5.250		03/01/2038	98,276
1,815,000	Poinciana West, FL Community Devel. District Special Assessment[2]	6.000		05/01/2037	1,303,733
2,100,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[2]	5.350		07/01/2027	1,423,359
10,700,000	Portico, FL Community Devel. District[2]	5.450		05/01/2037	5,940,961
1,500,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500		05/01/2038	819,165

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$2,815,000	Portofino Isles, FL Community Devel. District (Portofino Court)	5.600%	05/01/2036	$1,485,335
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	734,420
2,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	1,100,660
900,000	Portofino Springs, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	414,945
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2013	1,695,581
3,615,000	Quarry, FL Community Devel. District[2]	5.250	05/01/2036	1,961,716
8,980,000	Quarry, FL Community Devel. District[2]	5.500	05/01/2036	5,076,125
485,000	Renaissance Commons, FL Community Devel. District, Series A2	5.600	05/01/2036	297,887
6,795,000	Renaissance, FL Community Devel. District[2]	7.000	05/01/2033	6,195,885
6,400,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	3,321,024
10,000,000	Reunion East, FL Community Devel. District, Series A2	7.375	05/01/2033	6,540,700
22,335,000	Reunion West, FL Community Devel. District	6.250	05/01/2036	9,792,111
4,545,000	Ridgewood Trails, FL Community Devel. District[2]	5.650	05/01/2038	2,406,441
9,375,000	River Bend, FL Community Devel. District	5.450	05/01/2035	4,903,781
6,415,000	River Bend, FL Community Devel. District[3]	7.125	11/01/2015	4,522,639
7,890,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	3,448,088
3,495,000	Riverwood Estates, FL Community Devel. District Special Assessment[3,4]	5.350	05/01/2037	1,220,454
2,485,000	Rolling Hills, FL Community Devel. District[2]	5.125	11/01/2013	1,767,307
1,290,000	Rolling Hills, FL Community Devel. District[2]	5.450	05/01/2037	808,288
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	116,612
23,200,000	Sarasota, FL National Community Devel. District Special Assessment[2]	5.300	05/01/2039	12,345,648
4,475,000	Seminole County, FL IDA (Progressive Health)[2]	7.500	03/01/2035	3,770,322
6,850,000	Shingle Creek, FL Community Devel. District	6.100	05/01/2025	3,880,662
25,060,000	Shingle Creek, FL Community Devel. District	6.125	05/01/2037	12,267,622
930,000	Six Mile Creek, FL Community Devel. District[2]	5.500	05/01/2017	506,153
8,625,000	Six Mile Creek, FL Community Devel. District[2]	5.875	05/01/2038	3,736,264
6,900,000	South Bay, FL Community Devel. District[3]	5.125	11/01/2009	2,402,580
12,035,000	South Bay, FL Community Devel. District[3]	5.375	05/01/2013	4,190,587
16,775,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	5,841,055
11,400,000	South Fork East, FL Community Devel. District[2]	5.350	05/01/2036	6,598,092
3,595,000	South Fork East, FL Community Devel. District[3]	6.500	05/01/2038	2,255,503
6,415,000	South Fork East, FL Community Devel. District[3]	7.000	11/01/2015	4,216,002
100,000	South Lake County, FL Hospital District (Orlando Regional Healthcare System)[2]	6.000	10/01/2022	100,191

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$4,405,000	St. John’s Forest, FL Community Devel. District, Series A2	6.125%	05/01/2034	$3,128,255
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)[2]	5.375	01/01/2040	1,989,456
565,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[2]	5.200	10/01/2027	399,890
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[2]	5.250	10/01/2041	628,950
1,940,000	Stonebrier, FL Community Devel. District[2]	5.500	05/01/2037	1,090,726
4,665,000	Stoneybrook, FL South Community Devel. District[2]	5.800	05/01/2039	2,416,470
2,500,000	Summerville, FL Community Devel. District[3]	5.500	05/01/2036	1,313,950
5,315,000	Sumter County, FL IDA (North Sumter Utility Company)[2]	6.800	10/01/2032	4,564,788
5,900,000	Sweetwater Creek, FL Community Devel. District[2]	5.500	05/01/2038	3,162,282
14,000,000	Tampa Bay, FL Regional Water Supply Authority[1]	5.000	10/01/2034	14,075,810
9,460,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	3,304,378
19,075,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	6,662,898
33,650,000	Tolomato, FL Community Devel. District Special Assessment[2]	6.650	05/01/2040	23,104,427
2,880,000	Town Center, FL at Palm Coast Community Devel. District[2]	6.000	05/01/2036	1,715,933
5,000,000	Treeline, FL Preservation Community Devel. District[2]	6.800	05/01/2039	3,269,250
735,000	Turnbull Creek, FL Community Devel. District Special Assessment[3]	5.250	05/01/2037	396,114
1,390,000	Two Creeks, FL Community Devel. District[3]	5.250	05/01/2037	670,411
10,590,000	Verandah East, FL Community Devel. District[2]	5.400	05/01/2037	6,088,509
7,805,000	Verano Center, FL Community Devel. District[2]	5.375	05/01/2037	3,645,872
2,500,000	Villa Portofino East, FL Community Devel. District[2]	5.200	05/01/2037	1,575,100
1,720,000	Villa Portofino West, FL Community Devel. District[2]	5.350	05/01/2036	1,162,359
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550	05/01/2039	703,403
1,975,000	Villages of Westport, FL Community Devel. District[2]	5.700	05/01/2035	1,144,868
2,775,000	Villagewalk of Bonita Springs, FL Community Devel. District[2]	5.150	05/01/2038	1,463,618
1,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	634,111
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	1,482,040
3,735,000	Watergrass, FL Community Devel. District Special Assessment[2]	5.125	11/01/2014	1,968,121
2,370,000	Watergrass, FL Community Devel. District Special Assessment[2]	5.375	05/01/2039	1,137,482
3,190,000	Waterlefe, FL Community Devel. District Golf Course[7]	8.125	10/01/2025	63,800
6,710,000	Waters Edge, FL Community Devel. District[2]	5.350	05/01/2039	3,338,762
3,025,000	Waters Edge, FL Community Devel. District[2]	5.400	05/01/2039	1,505,180

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$5,800,000	Waterstone, FL Community Devel. District[3]	5.500%	05/01/2018	$2,939,556
6,250,000	Wentworth Estates, FL Community Devel. District[2]	5.125	11/01/2012	3,250,688
27,815,000	Wentworth Estates, FL Community Devel. District[2]	5.625	05/01/2037	13,544,514
3,100,000	West Villages, FL Improvement District[2]	5.350	05/01/2015	2,386,752
10,175,000	West Villages, FL Improvement District[3]	5.500	05/01/2037	4,800,260
21,125,000	West Villages, FL Improvement District[2]	5.500	05/01/2038	10,441,665
18,550,000	West Villages, FL Improvement District[2]	5.800	05/01/2036	9,721,128
14,925,000	Westridge, FL Community Devel. District	5.800	05/01/2037	5,970,000
11,210,000	Westside, FL Community Devel. District	5.650	05/01/2037	5,795,794
17,340,000	Westside, FL Community Devel. District	7.200	05/01/2038	11,176,324
2,085,000	World Commerce, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	816,799
1,000,000	World Commerce, FL Community Devel. District Special Assessment[3]	6.500	05/01/2036	401,830
7,420,000	Wyld Palms, FL Community Devel. District	5.400	05/01/2015	3,078,558
4,340,000	Wyld Palms, FL Community Devel. District	5.500	05/01/2038	1,745,548
2,040,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	917,592
2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	1,205,513

				1,005,585,583

Georgia—0.7%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200	03/01/2027	60,035
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200	03/01/2029	25,011
50,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[2]	6.250	05/15/2016	45,295
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)[2]	6.250	07/01/2036	1,790,850
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)	8.500	04/01/2026	63,494
200,000	Brunswick and Glynn County, GA Devel. Authority (Georgia-Pacific Corp.)[2]	5.550	03/01/2026	144,820
295,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)[2]	7.375	04/01/2018	258,556
35,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[2]	7.300	12/01/2013	38,742
50,000	Crisp County, GA Devel. Authority (International Paper Company)[2]	6.200	02/01/2020	46,761
1,680,000	Effingham County, GA Devel. Authority (Fort James Corp.)[2]	5.625	07/01/2018	1,368,007
125,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	5.300	05/01/2013	1

Principal
Amount		Coupon	Maturity	Value

Georgia Continued
$250,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	5.450%	05/01/2023	$3
25,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	5.500	05/01/2033	—
80,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	6.950	11/01/2012	1
895,000	Fulton County, GA Devel. Authority (Catholic Health East)[2]	5.250	11/15/2020	892,664
915,000	Fulton County, GA Devel. Authority (Catholic Health East)[2]	5.500	11/15/2021	916,976
4,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.000	07/01/2027	2,872,120
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.125	07/01/2042	612,630
15,000	GA Hsg. and Finance Authority (Single Family Mtg.)[2]	5.400	12/01/2031	15,008
24,150,000	Irwin County, GA COP	8.000	08/01/2037	20,792,426
2,000,000	Marietta, GA Devel. Authority (University Facilities)[2]	7.000	06/15/2039	1,636,920
100,000	McDuffie County, GA County Devel. Authority (Temple-Inland)[2]	6.950	12/01/2023	87,766
10,000	Peach County, GA Devel. Authority Healthcare Facility[2]	8.500	03/01/2034	8,886
430,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	6.850	01/01/2019	413,987
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	7.400	01/01/2024	1,018,307
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	7.400	01/01/2034	2,783,274

				35,892,540

Hawaii—0.1%
400,000	HI Dept. of Transportation (Continental Airlines)[2]	5.625	11/15/2027	254,072
7,415,000	HI Dept. of Transportation (Continental Airlines)[2]	7.000	06/01/2020	5,999,847

				6,253,919

Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[2]	5.350	01/01/2025	4,998
45,000	ID Hsg. Agency (Single Family Mtg.)[2]	6.200	07/01/2025	46,067
25,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[2]	6.450	08/01/2032	23,227

				74,292

Illinois—6.8%
1,700,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[2]	5.625	01/01/2018	1,195,933
34,581,350	Aurora, IL Single Family Mtg.[1]	5.500	12/01/2039	33,789,292
45,631,641	Aurora, IL Single Family Mtg.[1]	6.300	12/01/2045	46,812,506
1,750,000	Belleville, IL Tax Increment (Frank Scott Parkway Redevel.)[2]	5.700	05/01/2036	994,175
4,145,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[2]	6.600	01/01/2035	2,887,366
30,775,000	Caseyville, IL Tax (Forest Lakes)	7.000	12/30/2022	18,662,883

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$8,000,000	Centerpoint, IL Intermodal Center Program[2]	10.000%[6]	06/15/2023	$4,178,320
20,000	Chicago, IL (Single Family Mtg.)[2]	6.350	10/01/2030	20,753
35,000	Chicago, IL Midway Airport, Series B2	5.625	01/01/2029	33,973
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[2]	6.125	02/20/2042	35,777
16,845,000	Chicago, IL O’Hare International Airport (Delta Airlines)[2]	6.450	05/01/2018	11,948,664
5,300,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	3,268,934
1,500,000	Deerfield, IL Educational Facilities (Chicagoland Jewish High School)[2]	6.000	05/01/2041	749,820
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[2]	5.625	03/01/2036	614,630
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375	03/01/2016	2,076,750
1,375,000	Godfrey, IL (United Methodist Village)[2]	5.875	11/15/2029	777,618
1,725,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)[2]	5.625	03/01/2022	1,054,993
3,135,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)[2]	6.000	03/01/2046	1,598,913
1,160,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)[2]	5.625	03/01/2022	709,444
7,450,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)[2]	6.000	03/01/2045	3,755,247
1,215,000	Hampshire, IL Special Service Area No. 18 (Crown Devel.-Tamms Farm)[2]	6.000	03/01/2044	613,599
4,270,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)[2]	6.000	03/01/2046	2,148,664
22,478	IL Devel. Finance Authority (Community Rehabilitation Providers)[2]	8.250	08/01/2012	18,020
115,000	IL Devel. Finance Authority Solid Waste (WSREC)[2]	8.250	04/01/2023	115,163
11,600,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[2]	6.500	12/01/2037	8,572,980
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[2]	5.375	09/01/2035	2,179,949
1,200,000	IL Finance Authority (Central Baptist Village)[2]	5.375	11/15/2039	766,056
4,000,000	IL Finance Authority (Clare Oaks)[2]	6.000	11/15/2039	2,745,120
1,000,000	IL Finance Authority (DeKalb Supportive Living)[2]	6.100	12/01/2041	690,620
2,250,000	IL Finance Authority (Franciscan Communities)[2]	5.500	05/15/2027	1,579,703
2,750,000	IL Finance Authority (Franciscan Communities)[2]	5.500	05/15/2037	1,714,873
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[2]	5.375	02/15/2025	1,492,160
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[2]	5.625	02/15/2037	1,344,920
30,000,000	IL Finance Authority (Illinois River Energy)[2]	8.500	07/01/2019	21,943,200
850,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2026	636,710
1,500,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2039	1,030,365

Principal
Amount		Coupon		Maturity	Value

Illinois Continued
$3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.000%		08/15/2024	$2,341,070
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.125		08/15/2028	2,469,412
2,500,000	IL Finance Authority (Monarch Landing)[2]	7.000		12/01/2027	1,568,625
12,250,000	IL Finance Authority (Monarch Landing)[2]	7.000		12/01/2037	6,976,253
30,000,000	IL Finance Authority (Monarch Landing)[2]	7.000		12/01/2042	16,623,000
1,250,000	IL Finance Authority (Montgomery Place)[2]	5.500		05/15/2026	911,050
2,050,000	IL Finance Authority (Montgomery Place)[2]	5.750		05/15/2038	1,413,660
21,000,000	IL Finance Authority (Provena Health)[2]	7.750		08/15/2034	21,158,760
2,000,000	IL Finance Authority (Sedgebrook)[2]	6.000		11/15/2027	1,128,180
9,000,000	IL Finance Authority (Sedgebrook)[2]	6.000		11/15/2037	4,509,270
8,500,000	IL Finance Authority (Sedgebrook)[2]	6.000		11/15/2042	4,123,605
750,000	IL Finance Authority (Three Crowns Park Plaza)[2]	5.875		02/15/2038	549,510
8,700,000	IL Health Facilities Authority[3]	6.900		11/15/2033	3,833,220
100,000	IL Health Facilities Authority (Delnor Community Resource Living)[2]	6.000		11/15/2017	87,074
1,170,000	IL Hsg. Devel. Authority (Riverwoods Apartments)[2]	5.550		01/01/2048	1,125,634
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125		03/01/2037	4,968,797
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	7.125		01/01/2036	11,030,306
3,760,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750		03/01/2022	2,345,112
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125		03/01/2040	1,930,080
1,810,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750		03/01/2022	1,128,897
380,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[2]	7.750		10/15/2033	318,250
3,500,000	Plano, IL Special Service Area No. 5[2]	6.000		03/01/2036	2,198,735
3,750,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[2]	6.000		12/01/2041	2,482,500
6,195,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[2]	6.375		08/01/2040	3,966,411
47,033	Robbins, IL Res Rec (Robbins Res Rec Partners)	5.873	[5]	10/15/2009	46,050
347	Robbins, IL Res Rec (Robbins Res Rec Partners)[2]	7.250		10/15/2009	345
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[2]	7.250		10/15/2024	140
10,000	Rockford, IL Mtg. (Faust Landmark Partnership)[2]	6.200		01/01/2028	10,067
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)[2]	6.625		06/01/2037	1,894,775
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[2]	5.850		12/01/2036	1,066,365
16,865,000	Southwestern IL Devel. Authority (Local Government Programming)[2]	7.000		10/01/2022	14,808,145

Principal
Amount		Coupon		Maturity	Value

Illinois Continued
$3,650,000	Southwestern IL Devel. Authority (Village of Sauget)[2]	5.625%		11/01/2026	$2,369,361
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)[2]	8.250		12/01/2019	9,851,069
8,450,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[2]	6.100		12/01/2041	5,867,849
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[2]	6.250		12/30/2026	2,374,050
3,180,000	Volo Village, IL Special Service Area (Lancaster Falls)[2]	5.750		03/01/2036	1,852,954
5,559,000	Volo Village, IL Special Service Area (Remington Pointe)[2]	6.450		03/01/2034	3,626,803
5,170,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[2]	5.875		03/01/2036	3,699,911

					329,413,388

Indiana—1.7%
8,080,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[2]	6.500	[10]	07/01/2033	5,218,872
20,210,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)[2]	7.500		09/01/2019	13,583,545
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	5.500		09/01/2028	912,037
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	6.375		08/01/2029	3,990,241
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[3]	6.200		10/15/2025	2,500
20,000	IN Bond Bank (Southwestern Bartholomew Water Corp.)[2]	6.625		06/01/2012	20,010
925,000	IN Finance Authority Educational Facilities (Irvington Community)[2]	9.000		07/01/2039	970,297
1,835,000	IN Health Facility Financing Authority (Methodist Hospitals)[2]	5.500		09/15/2031	1,320,356
550,000	IN Pollution Control (General Motors Corp.)[3,7]	5.625		04/01/2011	55,000
9,365,000	Indianapolis, IN Multifamily Hsg. (Covered Bridge)[2]	6.000	[10]	04/01/2030	6,131,734
75,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.600		04/01/2029	53,109
215,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.625		12/01/2027	154,374
560,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	6.700		04/01/2029	453,639
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	6.500		07/01/2015	18,687
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	7.250		07/01/2033	10,903,865
60,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[2]	6.375		11/01/2029	55,176
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[2]	6.500		07/01/2022	5,557,141

Principal
Amount		Coupon		Maturity	Value

Indiana Continued
$230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[2]	5.550%		05/15/2019	$190,571
4,875,000	Vigo County, IN Hospital Authority (Union Hospital)[2]	5.800		09/01/2047	3,449,794
6,215,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)[2]	6.250		01/01/2024	4,659,448
25,000,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250		07/01/2020	20,494,500
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000		07/01/2020	3,644,550

					81,839,446

Iowa—2.2%
500,000	Cedar Rapids, IA (Cottage Grove Place)	5.875		07/01/2028	356,860
3,095,000	Cedar Rapids, IA (Cottage Grove Place)	6.000		07/01/2014	2,824,188
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875		12/01/2036	3,641,368
440,000	IA Finance Authority (Amity Fellowserve)[2]	5.900		10/01/2016	383,293
825,000	IA Finance Authority (Amity Fellowserve)[2]	6.000		10/01/2028	585,956
940,000	IA Finance Authority (Amity Fellowserve)[2]	6.375		10/01/2026	721,130
2,190,000	IA Finance Authority (Amity Fellowserve)[2]	6.500		10/01/2036	1,618,848
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900		12/01/2028	791,712
900,000	IA Finance Authority Retirement Community (Friendship Haven)[2]	6.125		11/15/2032	676,935
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[2]	5.550		11/01/2041	642,160
1,300,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[2]	5.375		06/01/2025	827,190
36,910,000	IA Tobacco Settlement Authority[2]	5.375		06/01/2038	22,075,871
45,000,000	IA Tobacco Settlement Authority[2]	5.500		06/01/2042	26,917,200
190,800,000	IA Tobacco Settlement Authority	6.250	[5]	06/01/2046	3,787,380
360,990,000	IA Tobacco Settlement Authority	7.125	[5]	06/01/2046	5,057,470
60,000,000	IA Tobacco Settlement Authority (TASC)[2]	5.625		06/01/2046	36,156,000

					107,063,561

Kansas—0.3%
70,000	Goddard, KS Industrial Revenue (IFR Systems)[2]	6.250		05/01/2012	70,410
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)[2]	5.500		11/15/2015	49,955
1,270,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[2]	7.950		10/15/2035	900,100
4,500,000	Olathe, KS Tax Increment (Gateway)	5.000		03/01/2026	2,366,505
2,500,000	Olathe, KS Transportation Devel. District (Gateway)	5.000		12/01/2028	1,255,950
8,795,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.500		12/01/2038	8,927,941

Principal
Amount		Coupon	Maturity	Value

Kansas Continued
$135,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	7.600%	12/01/2031	$137,557
325,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	7.600	12/01/2031	331,156
1,590,000	Wichita, KS Hsg. (Innes Station Apartments)[2]	6.250	03/01/2028	1,177,522
2,475,000	Wyandotte County/Kansas City, KS Unified Government Industrial Devel. (Crestwood Apartments)[3]	6.950	06/01/2037	992,277
1,400,000	Wyandotte County/Kansas City, KS Unified Government Pollution Control (General Motors)[3]	6.000	06/01/2025	567,000

				16,776,373

Kentucky—0.3%
15,000	Elizabethtown, KY Industrial Building (Elizabethtown Medical Rehabilitation)[2]	10.250	12/01/2016	15,044
150,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	2
28,805,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	288
31,750,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	318
27,170,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	272
45,560,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	456
2,520,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[2]	6.750	03/01/2029	2,084,947
14,000,000	KY EDFA (Baptist Healthcare System)[1]	5.375	08/15/2024	14,794,850
5,000	KY EDFA (Norton)[2]	6.125	10/01/2010	5,045
2,900,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,7]	6.000	05/01/2023	29,000
4,600,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,7]	7.450	05/01/2022	46,000
5,740,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,7]	7.650	05/01/2016	57,400

				17,033,622

Louisiana—1.5%
175,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[2]	5.600	12/01/2028	167,423
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[2]	5.600	11/01/2022	16,627
1,600,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150	10/01/2014	1,335,968
3,710,000	LA CDA (Eunice Student Hsg. Foundation)	7.375	09/01/2033	2,431,497
40,000	LA HFA (Single Family Mtg.)[2]	6.300	06/01/2020	40,763
1,020,000	LA Local Government EF&CD Authority (Cypress Apartments)[2]	8.000	04/20/2028	826,016
465,000	LA Local Government EF&CD Authority (Sharlo Apartments)[2]	8.000	06/20/2028	369,596

Principal
Amount		Coupon	Maturity	Value

Louisiana Continued
$5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375%	10/01/2028	$3,963,441
70,080,000	LA Tobacco Settlement Financing Corp. (TASC)[2]	5.875	05/15/2039	56,239,901
7,400,000	Lakeshore Villages, LA Master Community Devel. District[2]	5.250	07/01/2017	5,793,386
60,000	New Orleans, LA Sewage Service[2]	5.400	06/01/2017	53,464
30,000	Tensas Parish, LA Law Enforcement District COP[7]	8.000	10/01/2010	29,305
10,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[2]	6.600	09/01/2028	10,002

				71,277,389

Maine—0.3%
56,390,000	ME Finance Authority Solid Waste Recycling Facilities (Great Northern Paper)[3,7]	7.750	10/01/2022	5,639,000
20,000	North Berwick, ME (Hussey Seating Company)[2]	7.000	12/01/2013	19,972
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[2]	6.625	07/01/2020	2,841,456
14,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[2]	6.875	10/01/2026	7,749,747

				16,250,175

Maryland—0.3%
6,810,000	Brunswick, MD Special Obligation (Brunswick Crossing)[2]	5.500	07/01/2036	3,976,631
5,135,000	MD EDC Student Hsg. (Bowie State University)[2]	6.000	06/01/2023	3,844,883
400,000	MD EDC Student Hsg. (University of Maryland)[2]	5.625	10/01/2023	281,684
8,500,000	MD EDC Student Hsg. (University of Maryland)[2]	5.750	10/01/2033	5,325,845
600,000	MD H&HEFA (King Farm Presbyterian Community)[2]	5.300	01/01/2037	356,460
925,000	MD H&HEFA (Washington Christian Academy)	5.500	07/01/2038	464,507
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250	01/01/2037	1,218,758

				15,468,768

Massachusetts—2.1%
800,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625	04/01/2019	684,512
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625	04/01/2029	1,863,723
1,800,000	MA Devel. Finance Agency (Linden Ponds)[2]	5.750	11/15/2042	1,069,110
300,000	MA Devel. Finance Agency (Regis College)[2]	5.250	10/01/2018	240,957
1,000,000	MA Devel. Finance Agency (VOA Concord)[2]	5.200	11/01/2041	636,250
30,000,000	MA Educational Financing Authority, Series H1	6.350	01/01/2030	30,114,196
65,000	MA H&EFA (Holyoke Hospital)[2]	6.500	07/01/2015	57,728
50,080,000	MA HFA, Series A1	5.250	07/01/2025	49,072,252
10,500,000	MA HFA, Series A1	5.300	06/01/2049	9,643,129
8,330,000	MA HFA, Series C1	5.400	12/01/2049	7,873,125
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	28,653

				101,283,635

Principal
Amount		Coupon		Maturity	Value

Michigan—2.1%
$3,460,000	Detroit, MI Local Devel. Finance Authority[2]	6.700%		05/01/2021	$1,635,992
2,145,000	Detroit, MI Local Devel. Finance Authority[2]	6.850		05/01/2021	1,014,049
585,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[2]	5.375		05/01/2018	272,423
35,095,000	Detroit, MI Sewer Disposal System[1]	1.000	[6]	07/01/2032	22,810,031
5,845,000	Detroit, MI Sewer Disposal System[2]	1.000	[6]	07/01/2032	3,800,711
760,000	East Lansing, MI Economic Corp. (Burcham Hills)[2]	5.250		07/01/2037	467,271
1,400,000	Kalamazoo, MI EDC (Heritage Community)[2]	5.500		05/15/2036	901,404
2,500,000	Kent, MI Hospital Finance Authority[2]	6.250		07/01/2040	1,816,800
65,000	MI Hospital Finance Authority (Detroit Medical Center)[2]	6.500		08/15/2018	57,377
900,000	MI Public Educational Facilities Authority (American Montessori)[2]	6.500		12/01/2037	647,136
1,500,000	MI Public Educational Facilities Authority (Old Redford Academy)[2]	6.000		12/01/2035	1,083,105
5,515,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A	6.550		10/01/2022	3,719,923
1,500,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[2]	7.875		08/31/2028	1,288,050
4,730,000	MI Strategic Fund Pollution Control (General Motors Corp.)[3]	6.200		09/01/2020	473,000
4,400,000	MI Strategic Fund Solid Waste (Genesee Power Station)[2]	7.500		01/01/2021	3,633,476
428,990,000	MI Tobacco Settlement Finance Authority	7.286	[5]	06/01/2052	5,855,714
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[5]	06/01/2058	16,859,753
27,930,000	Wayne County, MI Airport Authority[1]	5.000		12/01/2029	25,844,278
14,500,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[2]	6.000		12/01/2029	9,664,975

					101,845,468

Minnesota—1.3%
1,530,000	Burnsville, MN Commercial Devel. (Holiday Inn)[3,7]	5.900		04/01/2008	642,600
1,000,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)[2]	5.400		12/01/2036	681,120
1,750,000	Cottage Grove, MN Senior Hsg.[2]	6.000		12/01/2046	1,351,385
175,000	Eden Prairie, MN Multifamily Hsg. (Sterling Ponds)	6.250		12/01/2029	139,232
2,000,000	Elysian, MN Senior Hsg. (Kingsway Ministries)[2]	5.350		05/01/2042	1,367,140
1,000,000	Eveleth, MN Multifamily (Manor House Woodland)[2]	5.500		10/01/2025	776,440
2,000,000	Eveleth, MN Multifamily (Manor House Woodland)[2]	5.700		10/01/2036	1,416,760
2,160,000	Green Isle, MN Senior Hsg. (Kingsway Ministries)[2]	5.500		05/01/2042	1,480,939
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.500		04/01/2023	272,333
3,250,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2022	1,730,495

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[2]	6.850%	12/01/2029	$3,314,120
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)[2]	8.500	12/01/2022	11,510,588
9,545,000	Mankato, MN Industrial Devel. (Environ Biocomposites Holdings)[3,4]	7.250	12/01/2025	4,074,665
7,451,106	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	11/01/2038	7,059,311
47,015,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[3,4,7]	7.000	04/01/2025	470
16,400,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[3,4,7]	7.375	04/01/2025	164
100,000	Minneapolis, MN Multifamily Hsg. (Belmont Apartments)[2]	7.625	11/01/2027	89,733
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[2]	5.400	04/01/2028	505,138
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[2]	5.500	04/01/2042	3,340,330
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[2]	5.500	02/01/2022	362,905
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)[2]	5.700	02/01/2029	642,990
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[2]	5.900	03/01/2019	786,825
80,000	New Hope, MN Multifamily (Chardon Court)	7.250	06/01/2026	48,618
25,000	Northfield, MN Lease (Village School of Northfield)[3,4,7]	6.500	12/01/2014	5,524
330,000	Northfield, MN Lease (Village School of Northfield)[3,4,7]	7.500	12/01/2024	66,545
2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority[2]	5.450	07/01/2041	1,313,277
1,500,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)[2]	5.400	06/01/2041	1,040,880
10,170,000	Otter Tail County, MN GO2	7.500	11/01/2019	3,571,501
1,715,000	Pine City, MN Health Care & Hsg. (North Branch)[2]	6.125	10/20/2047	1,370,525
6,200,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)[2]	6.625	12/01/2039	5,008,236
515,000	Rochester, MN Multifamily Hsg. (Eastridge Estates)[2]	7.750	12/15/2034	433,733
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[2]	5.375	08/01/2021	600,015
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[2]	5.625	02/01/2031	484,175
90,000	St. Cloud, MN Hsg. & Redevel. Authority (Germain Towers)[2]	5.900	09/01/2020	71,834
1,280,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[2]	7.000	09/15/2037	943,603
1,963,205	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[2]	5.630	10/01/2033	1,396,585
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[2]	6.250	03/01/2029	2,049,720

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[2]	5.750%	09/01/2026	$310,888
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[2]	6.000	09/01/2036	477,490
1,900,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[2]	6.800	03/01/2029	1,387,456
1,246,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[2]	7.000	03/01/2029	931,173
905,000	St. Paul, MN Port Authority (Great Northern)[2]	6.000	03/01/2030	591,200
560,000	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)	8.000	12/01/2027	140,179
1,545,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[2]	6.000	02/01/2019	1,292,223

				65,081,063

Mississippi—0.3%
175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[2]	5.400	04/01/2039	177,622
5,000,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	4,163,200
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500	10/01/2042	10,509,949
270,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	5.550	08/15/2022	229,767
175,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	6.250	09/01/2023	159,630

				15,240,168

Missouri—1.6%
250,000	Belton, MO Tax Increment (Belton Town Center)[2]	5.500	03/01/2020	201,535
400,000	Belton, MO Tax Increment (Belton Town Center)[2]	5.625	03/01/2025	293,496
325,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2010	324,103
580,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2012	564,120
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2016	445,070
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2017	431,875
730,000	Branson Hills, MO Infrastructure Facilities[2]	5.500	04/01/2022	584,015
750,000	Branson Hills, MO Infrastructure Facilities[2]	5.500	04/01/2027	553,980
4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750	06/01/2026	3,653,244
2,485,000	Branson, MO IDA (Branson Hills Redevel.)[2]	5.750	05/01/2026	1,743,749
13,000,000	Branson, MO IDA (Branson Hills Redevel.)[2]	7.050	05/01/2027	10,423,530
1,940,000	Branson, MO IDA (Branson Landing)[2]	5.250	06/01/2021	1,345,700
2,470,000	Branson, MO IDA (Branson Landing)[2]	5.500	06/01/2029	1,467,896
24,545,000	Branson, MO IDA (Branson Shoppe Redevel.)[2]	5.950	11/01/2029	16,679,064
5,000,000	Branson, MO Regional Airport (Branson Airport)	6.000	07/01/2025	3,516,500
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[2]	6.125	12/01/2036	336,642

Principal
Amount		Coupon	Maturity	Value

Missouri Continued
$1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)[2]	5.500%	04/01/2021	$987,613
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)[2]	5.625	04/01/2027	820,985
35,000	Fenton, MO Tax Increment (Dierbergs)[2]	7.250	10/01/2021	33,080
200,000	Jackson County, MO IDA (Avila College)[2]	6.500	12/02/2025	180,190
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[2]	5.000	11/01/2023	950,613
500,000	Kansas City, MO IDA (Plaza Library)[2]	5.900	03/01/2024	402,975
1,352,000	Kansas City, MO IDA (West Paseo)[2]	6.750	07/01/2036	1,019,557
440,000	Kansas City, MO IDA (Woodbridge Apartments)	6.700	08/01/2015	418,968
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)[2]	5.400	06/01/2024	2,830,163
1,735,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.500	03/01/2021	1,417,478
750,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.750	03/01/2029	551,708
3,065,000	Liberty, MO Tax Increment (Liberty Triangle)[2]	5.875	10/01/2029	2,246,860
3,290,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	1,882,571
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	1,881,441
2,720,000	MO Enright Arlington Community Improvement District[2]	5.400	03/01/2026	2,017,125
2,000,000	MO Good Shepard Nursing Home District[2]	5.900	08/15/2023	1,599,900
230,000	MO Grindstone Plaza Transportation Devel. District[2]	5.250	10/01/2021	121,187
400,000	MO Grindstone Plaza Transportation Devel. District[2]	5.400	10/01/2026	210,760
115,000	MO Grindstone Plaza Transportation Devel. District[2]	5.550	10/01/2036	60,595
3,915,000	MO HDC (Mansion Apartments Phase II)[2]	6.170	04/01/2032	2,794,292
10,000	MO HDC (Single Family Mtg.)[2]	5.500	09/01/2033	10,143
50,000	MO HDC (Single Family Mtg.)[2]	6.400	03/01/2029	51,146
788,000	Northwoods, MO Transportation Devel. District[2]	5.850	02/01/2031	533,578
2,000,000	St. Joseph, MO IDA (Living Community of St. Joseph)[2]	7.000	08/15/2032	1,708,580
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[2]	5.500	11/01/2027	1,563,240
10,000	St. Louis County, MO IDA (Century Garden Apartments)[2]	5.700	08/20/2039	10,037
2,454,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[2]	6.000	08/21/2026	1,565,603
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,143,840
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000	08/21/2026	1,059,047
3,045,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300	04/01/2027	2,000,474
2,437,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500	01/20/2028	1,369,082
1,600,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500	01/20/2028	898,864

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$1,115,000	St. Louis, MO Tax Increment Financing, Series A2	5.500%		09/02/2028	$621,390
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700		04/01/2022	1,483,496
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750		04/01/2027	720,866

					79,731,966

Montana—0.2%
4,360,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[2]	0.000	[8]	09/01/2031	1,958,556
6,800,000	MT Board of Investment Exempt Facilities (Stillwater Mining Company)[2]	8.000		07/01/2020	4,738,172
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[2]	6.000		05/15/2025	873,506
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[2]	6.125		05/15/2036	1,170,609
1,810,000	MT Health Facilities Authority (CoMC)[2]	6.375		06/01/2018	1,810,163

					10,551,006

Multi States—0.1%
8,000,000	Munimae TE Bond Subsidiary[2]	5.900		11/29/2049	4,076,000
Nebraska—0.7%
1,360,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625		12/01/2021	783,986
50,000	Dawson County, NE Sanitation & Improvement District[2]	5.650		02/01/2022	39,337
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[1]	5.750		11/01/2048	20,987,080
1,200,000	Douglas County, NE Hsg. Authority (Orchard Gardens)[2]	5.150		10/01/2032	1,016,148
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)[2]	5.750		01/01/2022	528,013
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)[2]	5.600		09/15/2029	1,742,448
65,000	NE Student Loans (Nebhelp)[2]	6.250		06/01/2018	69,239
20,000	NE Student Loans (Nebhelp)[2]	6.450		06/01/2018	20,608
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[3,4]	7.000		12/01/2026	9,121,553

					34,308,412

Nevada—0.2%
1,000,000	Clark County, NV Improvement District[2]	5.000		02/01/2026	491,590
770,000	Clark County, NV Improvement District[2]	5.050		02/01/2031	347,185
25,000	Clark County, NV Pollution Control (Nevada Power Company)[2]	5.450		10/01/2023	22,346
10,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)	7.000		11/15/2034	5,349,800
100,000	Las Vegas, NV Paiute Tribe, Series A	6.625		11/01/2017	85,743

Principal
Amount		Coupon		Maturity	Value

Nevada Continued
$130,000	Mesquite, NV Special Improvement District (Canyon Creek)[2]	5.400%		08/01/2020	$87,762
520,000	Mesquite, NV Special Improvement District (Canyon Creek)[2]	5.500		08/01/2025	305,682
2,000,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[2]	6.150		08/01/2037	1,207,520

					7,897,628

New Hampshire—0.1%
2,020,000	NH Business Finance Authority (Air Cargo at Pease)	6.750		04/01/2024	1,493,608
70,000	NH Business Finance Authority (Connecticut Light & Power)[2]	5.850		12/01/2022	70,043
4,000,000	NH H&EFA (Franklin Pierce College)[2]	6.050		10/01/2034	2,491,520

					4,055,171

New Jersey—11.3%
1,400,000	NJ EDA (Continental Airlines)[2]	5.500		04/01/2028	768,306
42,830,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2019	33,176,975
64,685,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2029	44,619,066
16,375,000	NJ EDA (Continental Airlines)[2]	6.400		09/15/2023	12,152,543
1,600,000	NJ EDA (Continental Airlines)[2]	6.625		09/15/2012	1,472,512
25,935,000	NJ EDA (Continental Airlines)[2]	7.000		11/15/2030	19,467,848
16,920,000	NJ EDA (Continental Airlines)[2]	7.200		11/15/2030	13,000,820
16,500,000	NJ EDA (Continental Airlines)[2]	9.000		06/01/2033	15,272,730
12,500,000	NJ EDA (Converted Organics of Woodbridge)[3]	8.000		08/01/2027	8,117,250
1,109,191	NJ EDA (Empowerment Zone-Cumberland)[3]	7.750		08/01/2021	595,092
9,000,000	NJ EDA (GMT Realty)[2]	6.875		01/01/2037	6,866,280
34,350,000	NJ Health Care Facilities Financing Authority (CHE/MM/MC Obligated Group)[2]	1.392	[6]	11/15/2033	21,992,588
6,130,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[2]	7.250		07/01/2027	5,157,414
154,940,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	90,172,395
96,125,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	65,390,800
375,020,000	NJ Tobacco Settlement Financing Corp.[2]	5.000		06/01/2041	203,039,578
198,050,000	NJ Tobacco Settlement Financing Corp.	7.389	[5]	06/01/2041	8,706,278

					549,968,475

New Mexico—0.3%
525,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)[2]	8.500		12/01/2015	524,139
5,300,000	Eldorado, NM Area Water and Sanitation District[2]	6.000		02/01/2025	4,096,423
50,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[2]	6.600		10/01/2029	44,014

Principal
Amount		Coupon		Maturity	Value
| | | |
New Mexico Continued
$1,100,000	Mariposa East, NM Public Improvement District[2]	5.500%		09/01/2016	$927,740
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	371,405
500,000	Mariposa East, NM Public Improvement District[2]	6.000		09/01/2032	314,935
900,000	Montecito Estates, NM Public Improvement District[2]	7.000		10/01/2037	604,836
20,000	NM Educational Assistance Foundation[2]	6.650		11/01/2025	20,010
5,000	NM Mtg. Finance Authority, Series C2	6.500		07/01/2025	5,236
209,000	NM Regional Hsg. Authority (Wildewood Apartments)[2]	8.750		12/01/2020	206,454
1,925,000	NM Trails Public Improvement District[2]	7.750		10/01/2038	1,494,763
4,805,000	Saltillo, NM Improvement District[2]	7.625		10/01/2037	3,762,171
1,000,000	Ventana West, NM Public Improvement District Special Levy[2]	6.875		08/01/2033	744,950

					13,117,076

New York—4.6%
3,000,000	Albany, NY IDA (New Covenant Charter School)	7.000	[10]	05/01/2035	1,882,530
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[5]	06/01/2055	118,413
412,100,000	NY Counties Tobacco Trust V	7.151	[5]	06/01/2060	1,594,827
500,000,000	NY Counties Tobacco Trust V	7.836	[5]	06/01/2060	1,935,000
5,895,000	NYC GO1	5.000		05/15/2031	5,944,590
3,500,000	NYC GO1	5.000		05/15/2033	3,508,348
21,575,000	NYC GO1	5.000		05/15/2036	21,447,570
10,000,000	NYC GO1	5.375		04/01/2036	10,322,700
2,815,000	NYC IDA (American Airlines)	5.400		07/01/2020	1,103,959
11,055,000	NYC IDA (American Airlines)	6.900		08/01/2024	4,473,074
4,500,000	NYC IDA (American Airlines)[2]	7.500		08/01/2016	3,753,270
28,500,000	NYC IDA (American Airlines)[2]	7.625		08/01/2025	22,533,810
37,000,000	NYC IDA (American Airlines)[2]	7.750		08/01/2031	28,526,260
10,000,000	NYC IDA (Bronx Parking Devel.)	5.750		10/01/2037	6,071,000
500,000	NYC IDA (JFK International Airport)[2]	8.000		08/01/2012	473,765
20,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2036	20,007,500
20,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2039	19,929,800
10,000,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2038	9,999,450
12,075,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	12,097,771
50,000,000	NYS IDA (Bronx Parking Devel. Company)	5.875		10/01/2046	30,548,000
20,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000		03/15/2037	19,994,300

					226,265,937

North Carolina—0.9%
46,700,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[2]	5.600		07/01/2027	28,580,867

Principal
Amount		Coupon		Maturity	Value

North Carolina Continued
$14,235,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[2]	7.750%		02/01/2028	$11,175,187
4,380,000	Gaston, NC IF&PCFA (National Gypsum)[2]	5.750		08/01/2035	2,473,342
2,775,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[2]	5.250		01/01/2032	1,819,679

					44,049,075

North Dakota—0.1%
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)[2]	7.125		08/01/2022	905,340
100,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[2]	7.000		11/01/2015	91,208
10,000	ND HFA (Home Mtg.)[2]	5.400		01/01/2034	10,006
10,000	ND HFA (Home Mtg.)[2]	5.550		07/01/2022	10,016
2,880,000	Richland County, ND Hsg. (Birchwood Properties)[2]	6.750		05/01/2029	2,091,197

					3,107,767

Ohio—3.8%
3,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2030	2,789,899
43,905,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2047	25,207,178
2,345,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[5]	06/01/2052	19,111,750
1,415,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[2]	6.500		09/01/2030	981,034
6,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[2]	6.000		11/01/2038	4,647,822
21,625,000	Cleveland, OH Airport (Continental Airlines)[2]	5.375		09/15/2027	12,251,428
24,260,000	Cleveland, OH Airport (Continental Airlines)[2]	5.700		12/01/2019	16,651,821
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[2]	6.250		05/01/2038	880,455
7,500,000	Grove City, OH Tax Increment Financing[2]	5.375		12/01/2031	4,541,925
4,500,000	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	2,933,280
810,000	Lorain County, OH Port Authority (Alumalloy LLC)[2]	6.000		11/15/2025	556,640
15,770,000	Mahoning County, OH Hospital Facilities (Forum Health/Trumbull Memorial Hospital/Beeghly Oaks)	6.000		11/15/2032	9,939,516
960,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[3]	5.650		07/01/2024	96,000
3,225,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[3]	6.750		07/01/2014	322,500
14,300,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[2]	8.500		02/01/2020	9,892,025
14,300,000	OH Air Quality Devel. Authority (Marion Ethanol)[2]	8.500		02/01/2020	9,892,025
50,000	OH Environmental Facilities (Ford Motor Company)	5.750		04/01/2035	30,620

Principal
Amount		Coupon		Maturity	Value

Ohio Continued
$520,000	OH Environmental Facilities (Ford Motor Company)	5.950%		09/01/2029	$321,823
100,000	OH Environmental Facilities (Ford Motor Company)	6.150		06/01/2030	63,051
550,000	OH Pollution Control (General Motors Corp.)[3]	5.625		03/01/2015	55,000
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3,4,7]	14.500		07/01/2028	—
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[2]	7.250		08/01/2034	11,462,189
14,000,000	OH Solid Waste (General Motors Corp.)[3]	6.300		12/01/2032	1,400,000
29,515,000	OH Solid Waste Disposal (USG Corp.)	5.600		08/01/2032	17,860,412
38,910,000	OH Solid Waste Disposal (USG Corp.)[2]	5.650		03/01/2033	23,616,425
6,640,000	OH Solid Waste Disposal (USG Corp.)[2]	6.050		08/01/2034	4,235,390
70,000	Pike County, OH Hospital Facilities (Pike Health Services)[2]	7.000		07/01/2022	61,880
450,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[2]	5.125		11/15/2025	305,865
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)[2]	7.500		12/01/2034	2,722,028

					182,829,981

Oklahoma—1.1%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)[2]	5.750		11/01/2022	1,361,683
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)[2]	6.625		10/01/2037	1,033,575
1,650,000	Cleveland County, OK IDA (Vaughn Foods)	7.750		12/01/2012	1,477,971
2,365,000	Cleveland County, OK IDA (Vaughn Foods)	8.100		12/01/2024	1,726,237
320,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.000		11/01/2011	257,213
2,610,000	Jackson County, OK Memorial Hospital Authority (Jackson County Memorial)[2]	7.300		08/01/2015	2,609,896
95,000	OK HFA (Single Family Mtg.)	5.686	[5]	09/01/2030	28,751
50,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[2]	6.500		09/01/2026	50,036
1,500,000	Oklahoma City, OK Industrial & Cultural Facilities (Aero Obligated Group)[2]	6.750		01/01/2023	1,228,350
2,950,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)[2]	5.250		05/15/2041	2,812,737
4,075,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	6.250		06/01/2020	2,987,179
215,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	7.350		12/01/2011	203,644
43,980,000	Tulsa, OK Municipal Airport Trust (American Airlines)	7.750		06/01/2035	36,214,891

					51,992,163

Principal
Amount		Coupon		Maturity	Value

Oregon—0.2%
$20,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[2]	6.600%		11/01/2015	$18,823
1,095,000	OR Economic Devel. (Georgia-Pacific Corp.)[2]	5.700		12/01/2025	817,001
2,325,000	OR Economic Devel. (Georgia-Pacific Corp.)[2]	6.350		08/01/2025	1,852,839
10,000	OR GO (Elderly & Disabled Hsg.)[2]	5.250		08/01/2031	9,659
8,270,000	OR Solid Waste Disposal (USG Corp.)[2]	6.400		12/01/2029	5,687,362
50,000	Port Astoria, OR Pollution Control (James River)[2]	6.550		02/01/2015	45,838
3,655,000	Port of St. Helen’s, OR Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2027	1,766,535
1,150,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[2]	5.000		01/01/2021	910,547

					11,108,604

Pennsylvania—3.3%
1,250,000	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.750		02/01/2031	91,663
54,250,000	Allegheny County, PA HDA (West Penn Allegheny Health System)[2]	5.375		11/15/2040	32,695,933
10,000,000	Allegheny County, PA HDA (WPAHS/AG/Forbes Health System/WPH/WPAON Obligated Group)[2]	5.000		11/15/2028	6,417,100
35,000	Chester Guaranteed Host Community, Series B2	5.800		12/01/2013	32,872
10,000	Erie County, PA IDA (International Paper Company)[2]	5.850		12/01/2020	9,048
42,230,000	Lehigh County, PA GPA (St. Lukes Hospital Bethlehem)[2]	1.512	[6]	08/15/2033	20,924,965
24,000,000	Lehigh County, PA GPA (St. Lukes Hospital Bethlehem)[2]	1.612	[6]	08/15/2042	12,720,000
25,000,000	PA EDFA (Bionol Clearfield)[2]	8.500		07/15/2015	20,704,500
5,000,000	PA EDFA (National Gypsum Company)[2]	6.250		11/01/2027	2,822,100
5,000,000	PA EDFA (Northampton Generating)[2]	6.500		01/01/2013	3,661,850
5,000,000	PA EDFA (Northampton Generating)[2]	6.600		01/01/2019	3,781,950
1,905,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	1,784,204
14,200,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	13,299,578
8,865,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	8,302,870
9,100,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	8,522,969
11,470,000	PA EDFA (USG Corp.)[2]	6.000		06/01/2031	7,422,925
11,500,000	PA Geisinger Authority Health System, Series A1	5.250		06/01/2039	11,422,663
100,000	Philadelphia, PA H&HEFA (Temple University Hospital)[2]	6.625		11/15/2023	98,672
10,000,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[2]	1.227	[6]	12/01/2024	5,757,500

					160,473,362

Rhode Island—2.5%
45,000,000	Central Falls, RI Detention Facility[2]	7.250		07/15/2035	31,500,450
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[2]	5.500		07/01/2018	43,043

Principal
Amount		Coupon		Maturity	Value

Rhode Island Continued
$11,500,000	RI Hsg. & Mtg. Finance Corp.[1]	5.000%		10/01/2048	$9,273,434
12,835,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.200		10/01/2047	11,754,450
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[5]	06/01/2052	537,048
32,675,000	RI Tobacco Settlement Financing Corp. (TASC)[2]	6.250		06/01/2042	25,318,224
1,839,245,000	RI Tobacco Settlement Financing Corp. (TASC)	7.054	[5]	06/01/2052	22,310,042
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[5]	06/01/2052	299,347
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A2	6.125		06/01/2032	21,273,658

					122,309,696

South Carolina—0.6%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[2]	8.500		12/01/2018	1,376,760
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[2]	6.250		09/01/2023	13,683
7,285,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)[2]	7.750		11/01/2039	5,587,449
5,000	Horry County, SC Airport[2]	5.600		07/01/2017	5,003
5,220,000	Lancaster County, SC (Edenmoor Improvement District)[2]	5.750		12/01/2037	2,617,099
1,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[2]	5.250		11/01/2026	643,730
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[2]	5.300		11/01/2035	1,136,580
16,963,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[2]	6.200		11/01/2036	10,776,255
500,000	Richland County, SC Environmental Improvement[2]	5.950		09/01/2031	400,820
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[5]	01/01/2026	35,488
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[5]	01/01/2020	2,151,812
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[5]	01/01/2024	1,692,180
50,000	SC Jobs-EDA (JDAM/LH/Franke Home/LS Obligated Group)[2]	5.650		05/01/2018	43,624
500,000	SC Jobs-EDA (Lutheran Homes)[2]	5.625		05/01/2042	334,835
5,035,000	York County, SC (Hoechst Celanese Corp.)[2]	5.700		01/01/2024	3,593,580
790,000	York County, SC Pollution Control (Bowater)[3,7]	7.400		01/01/2010	79,000

					30,487,898

South Dakota—0.8%
19,000,000	Brown County, SD Solid Waste Facilities (Heartland Grain Fuels)[3]	8.250		01/01/2018	4,814,600
1,000,000	Lower Brule, SD Sioux Tribe, Series B2	5.500		05/01/2019	799,520
33,445,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[2]	6.500		06/01/2032	28,301,159

Principal
Amount		Coupon		Maturity	Value

South Dakota Continued
$4,999,161	Sioux Falls, SD Economic Devel. (City Centre Hotel)[2]	7.000%[6]		11/01/2016	$4,999,311
1,425,000	Turner County, SD Tax Increment[2]	5.000		12/15/2026	985,687

					39,900,277

Tennessee—0.8%
45,000	Blount County, TN H&EFB (Asbury)[2]	4.750		04/01/2012	43,726
4,850,000	Blount County, TN H&EFB (Asbury)[2]	5.125		04/01/2023	3,519,694
845,000	Chattanooga, TN HE&HFB (Campus Devel. Foundation Phase I)[2]	5.500		10/01/2020	702,034
21,710,000	Maury County, TN Industrial Devel. Board (General Motors Corp.)[3]	6.500		09/01/2024	8,792,550
15,480,000	McMinn County, TN Industrial Devel. Board Pollution Control (Calhoun Newsprint)[3,7]	7.625		03/01/2016	1,548,000
19,575,000	McMinn County, TN Industrial Devel. Board Solid Waste (Calhoun Newsprint)[3,7]	7.400		12/01/2022	1,957,500
1,840,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[7]	1.760	[6]	04/01/2042	1,417,352
9,080,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[2]	5.750		04/01/2042	5,478,327
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125		12/01/2016	175,141
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)[2]	8.000		04/01/2032	6,640,863
515,000	Shelby County, TN HE&HF (Lapaloma Apartments)[2]	7.750		12/01/2029	397,194
10,000,000	TN Energy Acquisition Corp., Series B2	5.625		09/01/2026	7,915,200

					38,587,581

Texas—27.5%
20,000	Abilene, TX HFDC (Hendrick Medical Center)[2]	6.000		09/01/2013	20,021
45,625,000	Alliance Airport Authority, TX (American Airlines)	5.250		12/01/2029	15,603,750
93,500,000	Alliance Airport Authority, TX (American Airlines)	5.750		12/01/2029	32,906,390
305,000	Alliance Airport Authority, TX (American Airlines)	7.000		12/01/2011	171,477
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[2]	7.750		12/01/2028	197,869
305,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	7.500		01/01/2013	285,919
980,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	8.000		01/01/2031	759,765
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[3,4]	8.500		06/01/2031	568,503
995,000	Bexar County, TX HFC (Doral Club)[2]	8.750		10/01/2036	735,992
200,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000		04/01/2030	134,830
100,000	Bexar County, TX HFC (Honey Creek LLC)	9.000		04/01/2030	70,155
1,460,000	Bexar County, TX HFC (Perrin Square)[3]	9.750		11/20/2031	1,224,546

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000%	03/01/2041	$16,419,820
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400	05/01/2029	5,430,645
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300	07/01/2032	1,013,673
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	04/01/2038	9,527,373
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	10/01/2038	5,223,965
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	03/01/2032	4,722,300
28,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	04/01/2033	13,278,826
17,065,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[2]	7.000	11/01/2039	13,426,059
190,000	Cass County, TX IDC (International Paper Company)[2]	6.600	03/15/2024	177,612
45,125,000	Dallas, TX Area Rapid Transit[1]	5.250	12/01/2048	45,563,291
10,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2035	8,510,600
20,000	Dallas-Fort Worth, TX International Airport[2]	5.750	11/01/2030	19,997
32,500,000	Dallas-Fort Worth, TX International Airport (American Airlines/AMR Corp. Obligated Group)	5.500	11/01/2030	11,441,300
320,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.000	11/01/2014	154,275
63,880,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.375	05/01/2035	23,757,611
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	8.250	11/01/2036	128,673
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.000	05/01/2029	10,871,432
45,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.125	05/01/2029	21,228,887
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[2]	6.250	02/15/2036	1,550,105
450,000	Decatur, TX Hospital Authority (Wise Regional Health System)[2]	5.625	09/01/2013	448,632
22,950,000	Donna, TX GO2	6.250	02/15/2037	16,382,858
61	El Paso, TX HFC (Single Family)[2]	6.180	04/01/2033	64
55,000	Gainesville, TX Hsg. Authority[2]	6.800	12/01/2020	49,158
25,000	Galveston County, TX HFC (Friendswood)[2]	6.200	10/01/2021	25,022
1,000,000	Grapevine, TX IDC (Air Cargo)[2]	6.500	01/01/2024	809,520

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$31,000,000	Gulf Coast, TX IDA (Microgy Holdings)	7.000%	12/01/2036	$13,684,330
70,000	Gulf Coast, TX Waste Disposal Authority (FMC Corp.)[2]	7.050	10/01/2009	70,044
150,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)[2]	5.700	04/01/2032	127,758
5,440,000	Harris County, TX IDC (Continental Airlines)[2]	5.375	07/01/2019	3,904,070
1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[2]	5.625	11/01/2026	1,270,850
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[2]	5.750	11/01/2036	1,844,480
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)[2]	6.875	02/15/2032	1,607,140
4,000,000	HFDC of Central TX (Villa De San Antonio)	6.250	05/15/2036	2,464,400
7,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	5,055,954
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	4,642,053
18,840,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2017	14,976,670
18,735,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	12,838,346
20,245,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	13,873,089
65,165,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.750	07/01/2029	48,502,961
100,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	7.000	07/01/2029	75,597
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	7.375	07/01/2022	2,899,459
8,860,000	Houston, TX HFC (Hometowne on Bellfort)[1]	5.250	12/01/2040	8,372,317
470,000	Houston, TX IDC (Air Cargo)[2]	6.375	01/01/2023	379,168
10,000,000	La Vernia, TX Higher Education Finance Corp.[2]	7.125	02/15/2038	8,838,600
1,840,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[2]	6.000	07/01/2032	1,236,480
15,000	Lubbock, TX HFC, Series A2	6.150	10/01/2030	15,611
575,000	Matagorda County, TX Navigation District (Reliant Energy)[2]	5.950	05/01/2030	482,672
690,000	Midlothian, TX Devel. Authority Tax Increment[2]	5.125	11/15/2026	482,834
38,000,000	North Central TX HFDC (Children’s Medical Center)[1]	5.750	08/15/2039	38,345,420
100,000	Northwest Harris County, TX Municipal Utility District (Waterworks & Sewer)[2]	6.100	04/01/2012	100,023
6,120,000	Port of Bay City, TX (Hoechst Celanese Corp.)[2]	6.500	05/01/2026	4,584,186

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$15,000,000	Port of Corpus Christi, TX Authority (CNA Holdings)[2]	6.700%		11/01/2030	$11,164,200
5,711,433	Sabine Neches, TX HFC (Single Family Mtg.)[1]	4.875		12/01/2039	5,623,023
4,100,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	1,833,684
1,800,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450		06/01/2021	840,852
25,000	San Antonio, TX HFC (La Risa Apartments)	8.250		01/01/2026	20,306
10,500	San Antonio, TX HFC (Point East Section 8)[3,4,7]	7.500		08/01/2023	1
6,800,000	San Jacinto, TX Community College District[1]	5.000		02/15/2033	6,811,594
10,000,000	San Jacinto, TX Community College District[1]	5.125		02/15/2038	10,044,450
3,600,000	Southeast TX HFC (Forest View Apartments)	6.750		07/01/2037	1,806,696
6,030,000	Springhill, TX Courtland Heights Public Facility Corp.[2]	5.850		12/01/2028	3,587,729
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	5.750		11/15/2024	14,129,080
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250		11/15/2029	35,034,280
4,250,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[2]	5.750		11/15/2037	3,185,928
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[2]	5.650		11/15/2035	1,059,040
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	1,028,115
20,500,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[2]	7.750		10/01/2037	16,497,170
2,320,000	TX Affordable Hsg. Corp. (American Hsg. Foundation)[3,4]	8.000		03/01/2032	233,624
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[3]	8.000		03/01/2032	3,107,212
36,000,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500		11/01/2029	21,195,720
45,000	TX Angelina & Neches River Authority Solid Waste (Champion International Corp.)[2]	6.300		04/01/2018	43,055
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[2]	6.950		05/01/2023	222,865
15,000	TX Dept. of Hsg. & Community Affairs[2]	5.350		07/01/2033	13,893
155,000	TX Dept. of Hsg. & Community Affairs (Sugar Creek Apartments)[2]	6.000		01/01/2042	161,684
6,750,000	TX Dept. of Hsg. & Community Affairs (Summit Point Apartments)[1]	5.250		06/20/2047	6,592,455
38,380,000	TX Multifamily Housing Options (Affordable Hsg.)	0.600	[6]	01/01/2039	14,177,572
1,480,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)[2]	5.950		11/01/2034	1,385,828
5,960,000	TX Municipal Gas Acquisition & Supply Corp.[2]	1.872	[6]	12/15/2026	3,861,782
259,560,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625		12/15/2017	246,962,913
481,755,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	465,883,816

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$4,360,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[3]	6.750%	03/01/2031	$2,183,139
3,075,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[2]	5.375	02/15/2037	2,132,605
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[2]	6.250	09/01/2036	1,176,736
25,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.000	07/01/2011	24,098
635,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.750	07/01/2021	510,197
200,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.850	07/01/2031	145,842
2,115,000	Vintage Township, TX Public Facilities Corp.[2]	7.375	10/01/2038	1,670,194
1,279,000	Vintage Township, TX Public Facilities Corp.[2]	7.375	10/01/2038	1,010,014

				1,338,876,819

U.S. Possessions—0.6%
700,000	Northern Mariana Islands Commonwealth, Series A2	6.750	10/01/2033	632,667
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250	08/01/2057	10,699,941
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	17,428,825

				28,761,433

Utah—0.1%
85,000	Emery County, UT Pollution Control (Pacificorp)[2]	5.625	11/01/2023	85,134
1,780,000	UT HFA (RHA Community Service of Utah)[2]	6.875	07/01/2027	1,428,308
1,315,000	Utah County, UT Charter School (Lincoln Academy)[2]	5.875	06/15/2037	939,620
825,000	Utah County, UT Charter School (Renaissance Academy)[2]	5.625	07/15/2037	574,126
4,425,000	West Valley City, UT Sewer (East Hollywood High School)[2]	5.625	06/15/2037	2,977,715

				6,004,903

Vermont—0.1%
2,000,000	VT EDA (Wake Robin Corp.)[2]	5.375	05/01/2036	1,471,440
10,000	VT EDA (Wake Robin Corp.)[2]	6.000	03/01/2022	9,231
2,604,663	VT Educational & Health Buildings Financing Agency (Marlboro College)[2]	2.779	04/01/2019	1,804,537

				3,285,208

Virginia—1.7%
570,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	5.600	12/01/2025	415,581
595,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	6.300	12/01/2025	469,705
2,535,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	6.550	12/01/2025	2,045,796
14,857,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125	03/01/2036	8,087,259
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450	03/01/2036	5,232,316

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800%		03/01/2036	$1,888,013
475,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	5.950		12/01/2025	335,645
10,000,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	6.450		05/01/2026	7,449,100
7,930,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	6.625		12/01/2022	6,212,441
235,000	Goochland County, VA IDA (Georgia-Pacific Corp.)[2]	5.650		12/01/2025	172,676
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority[2]	6.050		03/01/2027	2,618,400
3,000,000	New Port, VA CDA[2]	5.600		09/01/2036	1,557,000
2,050,000	Norfolk, VA EDA, Series A2	6.000		11/01/2036	1,236,437
1,085,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[2]	6.125		01/01/2035	779,008
10,425,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[2]	6.450		09/01/2037	7,628,598
24,550,000	Richmond, VA Public Utility[1]	5.000		01/15/2040	24,752,129
5,300,000	VA Celebrate South CDA Special Assessment[2]	6.250		03/01/2037	3,417,599
3,400,000	VA H2O Community Devel. Authority[2]	5.200		09/01/2037	1,800,640
228,700,000	VA Tobacco Settlement Authority	7.075	[5]	06/01/2047	5,342,432
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3,7]	6.375		03/01/2019	62,500

					81,503,275

Washington—3.5%
11,480,000	Chelan County, WA Public Utility District No. 001 (Chelan Hydropower)[1]	5.600		01/01/2036	10,589,056
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[2]	6.800		07/01/2019	25,130
15,000	King County, WA Hsg. Authority (Kona Village)[2]	6.700		01/01/2020	13,686
125,000	King County, WA Hsg. Authority (Southwood Square Apartments)[2]	6.100		10/01/2021	105,480
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[2]	6.200		10/01/2031	556,481
35,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.250		05/01/2015	35,126
50,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.350		05/01/2025	50,122
22,595,000	King County, WA Sewer[1]	5.750		01/01/2043	23,683,642
1,885,000	Kitsap County, WA Consolidated Hsg. Authority[2]	5.500		06/01/2027	1,383,307
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[2]	5.600		06/01/2037	1,575,534
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[2]	6.100		10/01/2031	37,885
2,465,000	Port Camas, WA Public Industrial Corp. (James River Corp. of Virginia)[2]	6.700		04/01/2023	2,087,954
36,900,000	Port of Seattle, WA1	5.000		10/01/2032	34,546,186
26,110,000	Port of Seattle, WA Special Facilities[2]	6.250		09/01/2026	26,293,553

Principal
Amount		Coupon	Maturity	Value

Washington Continued
$5,000,000	Port of Seattle, WA Special Facility (Northwest Airlines)[2]	7.125%	04/01/2020	$4,179,750
13,600,000	Port of Seattle, WA Special Facility (Northwest Airlines)[2]	7.250	04/01/2030	10,694,360
2,425,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[2]	5.250	05/01/2037	1,538,638
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.100	09/01/2015	90,891
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.600	09/01/2025	1,290,219
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.750	09/01/2030	919,763
1,500,000	Tes Properties, WA1	5.500	12/01/2029	1,534,193
12,000,000	Tes Properties, WA1	5.625	12/01/2038	12,002,340
19,500,000	WA Health Care Facilities Authority (Peacehealth)[1]	5.000	11/01/2018	19,455,930
10,760,000	WA Kalispel Tribe Indians Priority District[2]	6.750	01/01/2038	7,800,354
14,285,000	WA Tobacco Settlement Authority (TASC)[2]	6.625	06/01/2032	12,146,536

				172,636,116

West Virginia—0.5%
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2028	10,449,877
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	1,353,412
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	10,084,391
25,000	Kingswood, WV Sewage System[2]	6.000	10/01/2025	21,115
15,000	WV Hospital Finance Authority (Charleston Area Medical Center)[2]	7.250	10/01/2014	15,032

				21,923,827

Wisconsin—0.7%
27,100,000	Aztalan, WI Exempt Facility (Renew Energy)[3,7]	7.500	05/01/2018	1,422,750
645,000	Milwaukee, WI (Aero Milwaukee)[2]	6.500	01/01/2025	518,045
1,220,000	Milwaukee, WI (Air Cargo)[2]	7.500	01/01/2025	1,058,399
3,970,000	Necedah, WI Community Devel. Authority Exempt
	Facility (Castle Rock Renewable Fuels)[2]	7.500	03/01/2018	2,395,538
165,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	6.800	11/01/2012	162,999
160,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	6.850	05/01/2013	157,598
1,595,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	7.125	05/01/2024	1,438,212
200,000	Reedsburg, WI Industrial Devel. Revenue (Seats, Inc.)[2]	6.250	05/01/2019	168,486
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000	01/01/2026	1,293,723
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250	01/01/2017	1,432,638
3,000,000	WI H&EFA (AE Nursing Centers)[2]	7.250	06/01/2038	2,503,110
55,000	WI H&EFA (Aurora Health Care)[2]	5.625	02/15/2029	49,716
1,600,000	WI H&EFA (Catholic Residential Services)[2]	5.250	05/01/2028	1,129,216
1,000,000	WI H&EFA (Eastcastle Place)[2]	6.125	12/01/2034	736,110

Principal
Amount		Coupon	Maturity	Value

Wisconsin Continued
$70,000	WI H&EFA (Marshfield Clinic)[2]	6.250%	02/15/2029	$66,157
7,335,000	WI H&EFA (Wellington Homes)[2]	6.750	09/01/2037	5,586,776
500,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[2]	5.650	08/01/2021	412,780
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[2]	5.800	08/01/2029	1,820,126
10,540,000	WI Hsg. & EDA (Home Ownership), Series D1	5.100	09/01/2024	10,333,258

				32,685,637

Total Municipal Bonds and Notes (Cost $9,757,438,922)				6,790,247,359

Corporate Bonds and Notes—0.2%
17,181,803	Delta Air Lines, Inc. Sr. Unsec. Nts.[2,11] (Cost $17,009,987)	8.000	12/01/2015	8,071,324

Shares

Common Stocks—0.0%
139,762	Delta Air Lines, Inc.[4,11] (Cost $860,880)	968,551

Units		Strike Price	Expiration

Rights, Warrants, and Certificates—0.0%
1,631,721	Converted Organics, Inc. Wts.[4] (Cost $0)	$11.000	02/13/2012	489,516
Total Investments, at Value (Cost $9,775,309,789)—139.5%				6,799,776,750
Liabilities in Excess of Other Assets—(39.5)				(1,923,941,322)

Net Assets—100.0%				$4,875,835,428

Footnotes to Statement of Investments

1.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

2.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 7 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Non-income producing security.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $26,898,035, which represents 0.55% of the Fund’s net assets. See Note 6 of accompanying Notes.

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,466,320 or 0.07% of the Fund’s net assets as of July 31, 2009.

10.	Subject to a deferred-interest forebearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.

11.	Received as the result of a corporate action.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$49,641,746	$—	$49,641,746
Alaska	—	12,976,578	—	12,976,578
Arizona	—	246,196,356	—	246,196,356
Arkansas	—	8,794,077	—	8,794,077
California	—	871,963,540	—	871,963,540
Colorado	—	224,709,327	—	224,709,327
Connecticut	—	9,748,814	—	9,748,814
Delaware	—	4,049,196	—	4,049,196
District of Columbia	—	75,293,042	—	75,293,042
Florida	—	1,005,585,583	—	1,005,585,583
Georgia	—	35,892,540	—	35,892,540
Hawaii	—	6,253,919	—	6,253,919
Idaho	—	74,292	—	74,292
Illinois	—	329,413,388	—	329,413,388
Indiana	—	81,839,446	—	81,839,446
Iowa	—	107,063,561	—	107,063,561
Kansas	—	16,776,373	—	16,776,373
Kentucky	—	17,033,622	—	17,033,622
Louisiana	—	71,277,389	—	71,277,389
Maine	—	16,250,175	—	16,250,175
Maryland	—	15,468,768	—	15,468,768
Massachusetts	—	101,283,635	—	101,283,635
Michigan	—	101,845,468	—	101,845,468
Minnesota	—	65,081,063	—	65,081,063
Mississippi	—	15,240,168	—	15,240,168
Missouri	—	79,731,966	—	79,731,966
Montana	—	10,551,006	—	10,551,006
Multi States	—	4,076,000	—	4,076,000
Nebraska	—	34,308,412	—	34,308,412
Nevada	—	7,897,628	—	7,897,628

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

New Hampshire	$—	$4,055,171	$—	$4,055,171
New Jersey	—	549,968,475	—	549,968,475
New Mexico	—	13,117,076	—	13,117,076
New York	—	226,265,937	—	226,265,937
North Carolina	—	44,049,075	—	44,049,075
North Dakota	—	3,107,767	—	3,107,767
Ohio	—	182,829,981	—	182,829,981
Oklahoma	—	51,992,163	—	51,992,163
Oregon	—	11,108,604	—	11,108,604
Pennsylvania	—	160,473,362	—	160,473,362
Rhode Island	—	122,309,696	—	122,309,696
South Carolina	—	30,487,898	—	30,487,898
South Dakota	—	39,900,277	—	39,900,277
Tennessee	—	38,587,581	—	38,587,581
Texas	—	1,324,699,247	14,177,572	1,338,876,819
U.S. Possessions	—	28,761,433	—	28,761,433
Utah	—	6,004,903	—	6,004,903
Vermont	—	3,285,208	—	3,285,208
Virginia	—	81,503,275	—	81,503,275
Washington	—	172,636,116	—	172,636,116
West Virginia	—	21,923,827	—	21,923,827
Wisconsin	—	32,685,637	—	32,685,637
Corporate Bonds and Notes	—	8,071,324	—	8,071,324
Common Stocks	968,551	—	—	968,551
Rights, Warrants, and Certificates	489,516	—	—	489,516

Total Assets	$1,458,067	$6,784,141,111	$14,177,572	$6,799,776,750

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant observable inputs (level 3) were used in determining fair value:

	Investments	Other Financial
	in Securities	Instruments

Valuation Description
Value as of July 31, 2008:	$35,823,892	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(22,215,423)	—
Accretion/(amortization) of premium discount[1]	110,819	—
Net purchases (sales)	(147,306)	—
Transfers in and out of Level 3	605,590	—

Value as of July 31, 2009	$14,177,572	$—

1.	Included in net investment income for fixed income securities.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.

To simplify the listings of securities, abbreviations are used per the table below:

AG	Allegheny General Hospital
AHF	American Housing Foundation
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CFGH	Central Florida Group Homes
CHE	Catholic Health East
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHS	Catholic Health Services
COP	Certificates of Participation
CoMC	Community Medical Center
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HF	Higher Educational and Housing Facilities
HE&HFB	Health Educational and Housing Facility Board
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
JGCCF	Jewish Geriatric & Convalescent Center Foundation
LH	Lowman Home
LS	Lutheran Services
MC	Mccauley Center
MM	Mercy Medical
NH	Northgate Housing
NTH	North Terrace Housing
NYC	New York City
NYS	New York State
Res Rec	Resource Recovery Facility
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
SANC	St. Anne’s Nursing Center
SJR	St. Joseph Residence
SJRNC	St. Johns Rehabilitation and Nursing Center
TASC	Tobacco Settlement Asset-Backed Bonds
UDC	Urban Devel. Corp.
VH	Village Housing
VMNRC	Villa Marina Nursing & Rehabilitation Center
VS	Village Shalom
VSCF	Village Shalom Charitable Foundation
WPAHS	West Penn Allegheny Health System
WPAON	West Penn Allegheny Oncology Network
WPH	Western Pennsylvania Hospital
WSREC	West Suburban Recycling and Energy Corp.

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $9,775,309,789)—see accompanying statement of investments	$6,799,776,750
Cash	1,708,811
Receivables and other assets:
Interest	109,010,762
Shares of beneficial interest sold	19,307,846
Investments sold (including $1,925,919 sold on a when-issued or delayed delivery basis)	9,496,479
Other	6,751,188

Total assets	6,946,051,836

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,586,890,000
Payable on borrowings (See Note 7)	464,200,000
Shares of beneficial interest redeemed	10,211,046
Dividends	3,965,791
Investments purchased	1,775,220
Trustees’ compensation	705,504
Distribution and service plan fees	612,413
Transfer and shareholder servicing agent fees	324,637
Interest expense on borrowings	247,654
Shareholder communications	107,830
Other	1,176,313

Total liabilities	2,070,216,408

Net Assets	$4,875,835,428

Composition of Net Assets
Paid-in capital	$9,347,684,036
Accumulated net investment income	15,903,740
Accumulated net realized loss on investments	(1,512,219,309)
Net unrealized depreciation on investments	(2,975,533,039)

Net Assets	$4,875,835,428

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,408,946,230 and 577,491,462 shares of beneficial interest outstanding)	$5.90
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.19

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $212,744,844 and 35,931,506 shares of beneficial interest outstanding)	$5.92

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,254,144,354 and 212,920,914 shares of beneficial interest outstanding)	$5.89

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$615,233,523
Other income	2,215

Total investment income	615,235,738

Expenses
Management fees	18,123,863
Distribution and service plan fees:
Class A	4,944,617
Class B	2,093,905
Class C	10,940,058
Transfer and shareholder servicing agent fees:
Class A	2,204,769
Class B	366,152
Class C	1,169,602
Shareholder communications:
Class A	165,647
Class B	32,717
Class C	98,736
Interest expense and fees on short-term floating rate notes issued (See Note 1)	64,045,423

Borrowing fees	36,063,729

Interest expense on borrowings	12,226,362

Trustees’ compensation	218,778

Custodian fees and expenses	98,228

Other	672,860

Total expenses	153,465,446
Less reduction to custodian expenses	(314)

Net expenses	153,465,132

Net Investment Income	461,770,606

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	(1,006,679,800)
Closing and expiration of option contracts written	30,013

Net realized loss	(1,006,649,787)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,152,869,115)
Option contracts written	14,583

Net change in unrealized depreciation	(1,152,854,532)

Net Decrease in Net Assets Resulting from Operations	$(1,697,733,713)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$461,770,606	$462,074,895

Net realized loss	(1,006,649,787)	(504,607,864)

Net change in unrealized depreciation	(1,152,854,532)	(1,935,297,605)

Net decrease in net assets resulting from operations	(1,697,733,713)	(1,977,830,574)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(326,236,980)	(315,036,292)
Class B	(20,619,463)	(25,507,935)
Class C	(109,271,240)	(102,017,272)

	(456,127,683)	(442,561,499)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	392,780,817	274,523,857
Class B	(31,165,765)	(75,415,052)
Class C	149,550,201	141,440,580

	511,165,253	340,549,385

Net Assets
Total decrease	(1,642,696,143)	(2,079,842,688)

Beginning of period	6,518,531,571	8,598,374,259

End of period (including accumulated net investment income of $15,903,740 and $18,047,181, respectively)	$4,875,835,428	$6,518,531,571

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,697,733,713)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,381,286,295)
Proceeds from disposition of investment securities	1,240,867,491
Short-term investment securities, net	307,508,201
Premium amortization	4,236,682
Discount accretion	(88,213,165)
Net realized loss on investments	1,006,649,787
Net change in unrealized depreciation on investments	1,152,854,532
Decrease in interest receivable	4,259,578
Decrease in receivable for securities sold	57,075,161
Increase in other assets	(6,169,914)
Decrease in payable for options written	(78,060)
Decrease in payable for securities purchased	(68,303,531)
Decrease in payable for accrued expenses	(361,418)

Net cash provided by operating activities	531,305,336

Cash Flows from Financing Activities
Proceeds from bank borrowings	2,383,800,000
Payments on bank borrowings	(2,317,800,000)
Payments on short-term floating rate notes issued	(643,892,000)
Proceeds from shares sold	2,220,249,761
Payments on shares redeemed	(1,979,749,823)
Cash distributions paid	(192,680,103)

Net cash used in financing activities	(530,072,165)

Net increase in cash	1,233,171

Cash, beginning balance	475,640

Cash, ending balance	$1,708,811

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $269,818,450.
Cash paid for interest on bank borrowings—$12,902,606.
Cash paid for interest on short-term floating rate notes issued—$64,045,423.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.89	$12.43	$12.47	$12.69	$11.13

Income (loss) from investment operations:
Net investment income[1]	.62	.70	.67	.69	.78
Net realized and unrealized gain (loss)	(2.98)	(3.57)	(.03)	(.24)	1.59

Total from investment operations	(2.36)	(2.87)	.64	.45	2.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.67)	(.68)	(.67)	(.81)

Net asset value, end of period	$5.90	$8.89	$12.43	$12.47	$12.69

Total Return, at Net Asset Value[2]	(26.44)%	(23.62)%	5.16%	3.79%	21.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,408,946	$4,503,510	$5,886,284	$3,439,135	$2,309,856

Average net assets (in thousands)	$3,338,722	$4,903,394	$4,813,462	$2,721,861	$1,366,113

Ratios to average net assets:[3]
Net investment income	9.89%	6.70%	5.23%	5.60%	6.46%
Expenses excluding interest and fees on short-term floating rate notes issued	1.63%	0.79%	0.63%	0.67%	0.69%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%

Total expenses	2.97%[5]	2.04%[5]	1.47%[5]	1.48%	1.08%[5]

Portfolio turnover rate	20%	37%	6%	24%	6%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.91	$12.46	$12.50	$12.72	$11.15

Income (loss) from investment operations:
Net investment income[1]	.57	.62	.57	.60	.70
Net realized and unrealized gain (loss)	(2.99)	(3.58)	(.02)	(.24)	1.59

Total from investment operations	(2.42)	(2.96)	.55	.36	2.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.59)	(.59)	(.58)	(.72)

Net asset value, end of period	$5.92	$8.91	$12.46	$12.50	$12.72

Total Return, at Net Asset Value[2]	(27.02)%	(24.27)%	4.34%	2.97%	21.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,745	$356,192	$586,763	$558,386	$528,192

Average net assets (in thousands)	$232,793	$458,627	$587,412	$533,869	$410,031

Ratios to average net assets:[3]
Net investment income	8.99%	5.86%	4.49%	4.84%	5.80%
Expenses excluding interest and fees on short-term floating rate notes issued	2.47%	1.60%	1.41%	1.46%	1.48%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%

Total expenses	3.81%[5]	2.85%[5]	2.25%[5]	2.27%	1.87%[5]

Portfolio turnover rate	20%	37%	6%	24%	6%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.87	$12.41	$12.45	$12.67	$11.11

Income (loss) from investment operations:
Net investment income[1]	.57	.62	.57	.60	.68
Net realized and unrealized gain (loss)	(2.97)	(3.57)	(.02)	(.24)	1.60

Total from investment operations	(2.40)	(2.95)	.55	.36	2.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.59)	(.59)	(.58)	(.72)

Net asset value, end of period	$5.89	$8.87	$12.41	$12.45	$12.67

Total Return, at Net Asset Value[2]	(26.98)%	(24.26)%	4.38%	3.01%	21.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,254,144	$1,658,830	$2,125,327	$1,299,995	$868,108

Average net assets (in thousands)	$1,215,913	$1,800,637	$1,756,797	$1,050,344	$488,562

Ratios to average net assets:[3]
Net investment income	9.09%	5.93%	4.47%	4.83%	5.68%
Expenses excluding interest and fees on short-term floating rate notes issued	2.41%	1.56%	1.39%	1.44%	1.46%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%

Total expenses	3.75%[5]	2.81%[5]	2.23%[5]	2.25%	1.85%[5]

Portfolio turnover rate	20%	37%	6%	24%	6%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Sold securities	$1,925,919
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,586,890,000 as of July 31, 2009, which represents 22.85% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $2,400,599,334 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $1,586,890,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon		Maturity
Amount	Floater[1]	Rate[2]		Date	Value

$4,150,000	AL HFA (Single Family Mtg.) ROLs[3]	14.988%		10/1/32	$4,175,315
7,066,000	Aurora, IL Single Family Mtg. ROLs[3]	8.649		12/1/45	6,264,292
9,140,000	Aurora, IL Single Family Mtg. ROLs[3]	10.824		12/1/39	10,317,506
163,925,000	AZ Health Facilities Authority ROLs[3]	1.264		1/1/37	71,387,698
17,620,000	AZ Health Facilities Authority ROLs[3]	1.264		1/1/37	7,673,334
53,605,000	AZ Health Facilities Authority ROLs[3]	1.264		1/1/37	23,344,441
4,125,000	Broward County, FL Water and Sewer ROLs[3]	15.240		10/1/34	4,321,350
3,715,000	CA Dept. of Veterans Affairs Home Purchase ROLs[3]	15.151		12/1/28	3,715,817
139,520,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.230		6/1/47	48,033,946
2,615,000	Cerritos, CA Community College District DRIVERS	14.935		8/1/33	2,761,335
4,710,000	Chelan County, WA Public Utility District No.1 ROLs[3]	10.026		1/1/36	3,819,056
11,985,000	Dallas, TX Area Rapid Transit ROLs[3]	14.403		12/1/48	12,423,291
2,500,000	Dallas-Fort Worth, TX International Airport ROLs[3]	13.321		11/1/35	1,010,600
7,025,000	Detroit, MI Sewer Disposal System ROLs[3]	0.000	[4]	7/1/32	(5,259,969)
2,595,000	District of Columbia HFA RITES	13.736		6/1/38	2,087,678
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	17.696		11/1/48	5,662,080
2,145,000	FL HFC ROLs[3]	14.879		7/1/38	1,881,380
4,345,000	Houston, TX HFC ROLs[3]	8.057		12/1/40	3,857,317

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$5,650,000	King County, WA Sewer ROLs[3]	16.975%	1/1/43	$6,738,642
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	15.764	8/15/24	4,294,850
4,330,000	Long Beach, CA Harbor DRIVERS	10.746	5/15/27	3,805,074
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	15.138	5/15/30	7,309,788
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.271	7/1/34	1,165,900
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.271	7/1/39	1,106,325
4,065,000	Los Angeles, CA Harbor Dept. DRIVERS	15.155	8/1/39	3,943,782
2,750,000	Los Angeles, CA Unified School District ROLs[3]	14.101	7/1/32	2,485,780
1,835,000	Los Angeles, CA Unified School District ROLs[3]	14.443	1/1/34	1,593,661
2,640,000	Los Angeles, CA Unified School District ROLs[3]	14.448	1/1/34	2,292,787
2,190,000	Los Angeles, CA Unified School District ROLs[3]	14.543	1/1/34	1,901,971
7,500,000	Los Angeles, CA Unified School District ROLs[3]	14.161	7/1/32	6,779,400
9,165,000	MA Educational Financing Authority ROLs[3]	15.604	1/1/30	9,279,196
3,940,000	MA HFA ROLs[3]	10.134	6/1/49	3,083,129
3,125,000	MA HFA ROLs[3]	10.367	12/1/49	2,668,125
13,020,000	MA HFA ROLs[3]	14.209	7/1/25	12,012,252
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	10.122	10/1/34	2,966,250
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	10.986	10/1/40	3,103,850
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.330	2/1/27	2,672,150
2,500,000	Miami-Dade County, FL School Board ROLs[3]	14.461	2/1/27	2,463,450
12,500,000	Miami-Dade County, FL School Board ROLs[3]	15.764	2/1/34	12,914,750
1,903,645	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.) ROLs[3]	7.049	11/1/38	1,499,311
2,885,000	Newport Beach, CA GO ROLs[3]	14.455	12/1/24	3,073,102
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	4.709	6/1/29	29,825,800
117,755,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	3.929	6/1/34	52,987,395
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	16.736	8/15/39	9,845,420
2,500,000	NYC GO ROLs[3]	15.705	4/1/36	2,822,700
1,475,000	NYC GO ROLs[3]	14.539	5/15/31	1,524,590
875,000	NYC GO ROLs[3]	14.551	5/15/33	883,348
5,395,000	NYC GO ROLs[3]	14.548	5/15/36	5,267,570
5,000,000	NYC Municipal Water Finance Authority DRIVERS	14.199	6/15/36	5,007,500
5,000,000	NYC Municipal Water Finance Authority DRIVERS	14.199	6/15/39	4,929,800
3,020,000	NYS DA (State Personal Income Tax Authority) DRIVERS	14.193	3/15/35	3,042,771
2,500,000	NYS DA ROLs[3]	14.401	3/15/38	2,499,450
5,000,000	NYS UDC (State Personal Income Tax Authority) DRIVERS	14.199	3/15/37	4,994,300
4,625,000	Orlando, FL Utilities Commission ROLs	15.330	10/1/39	4,805,283
3,750,000	Orlando, FL Utilities Commission ROLs[3]	14.461	10/1/33	3,750,900
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.065	6/1/39	2,797,663
11,070,000	Port of Seattle, WA Special Facilities ROLs[3]	11.791	10/1/32	8,716,186

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	11.606%	8/1/57	$3,369,941
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.350	8/1/57	4,678,825
3,210,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	15.121	10/1/47	2,129,450
6,785,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	6.528	10/1/48	4,558,434
6,140,000	Richmond, VA Public Utility ROLs[3]	14.456	1/15/40	6,342,129
1,472,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	7.822	12/1/39	1,343,023
3,750,000	San Diego, CA Public Facilities Financing Authority DRIVERS	15.588	8/1/34	3,806,475
5,425,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	11.502	4/1/47	4,925,520
7,370,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	11.186	4/1/31	7,302,343
1,700,000	San Jacinto, TX Community College District ROLs[3]	14.011	2/15/33	1,711,594
2,500,000	San Jacinto, TX Community College District ROLs[3]	14.445	2/15/38	2,544,450
3,700,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	9.713	12/1/38	3,832,941
3,000,000	Southern CA Metropolitan Water District DRIVERS	14.288	7/1/35	3,102,300
3,500,000	Tampa Bay, FL Regional Water Supply Authority DRIVERS	14.139	10/1/34	3,575,810
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	16.618	11/15/24	3,629,080
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.356	11/15/29	9,534,280
375,000	Tes Properties, WA DRIVERS	15.870	12/1/29	409,193
3,000,000	Tes Properties, WA DRIVERS	16.303	12/1/38	3,002,340
3,375,000	TX Dept. of Hsg. & Community Affairs (Multifamily Hsg.) ROLs[3]	7.925	6/20/47	3,217,455
103,825,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	8.568	12/15/17	91,227,913
192,705,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	9.926	12/15/26	176,833,816
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.371	11/1/18	4,830,930
5,670,000	Wayne County, MI Airport Authority ROLs[3]	10.980	12/1/29	4,400,430
3,645,000	Wayne County, MI Airport Authority ROLs[3]	10.981	12/1/29	2,828,848
1,875,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	18.956	11/1/39	2,188,163
3,750,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	17.218	11/1/45	2,989,725
5,270,000	WI Hsg. & EDA DRIVERS	7.887	9/1/24	5,063,258

				$813,709,334

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F48 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	Interest rate is less than 0.0005%.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $1,337,705,013.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$544,035,215
Market Value	$176,761,136
Market Value as a % of Net Assets	3.63%
The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original principal or coupon interest rates. As of July 31, 2009, securities with an aggregate market value of $13,233,136, representing 0.27% of the Fund’s net assets, were subject to these forbearance agreements. Principal payments of $735,000 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$34,491,971	$—	$1,478,155,014	$3,009,361,337

1.	As of July 31, 2009, the Fund had $648,457,056 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2014	$187,364
2016	81,480,187
2017	566,789,505

Total	$648,457,056

2.	As of July 31, 2009, the Fund had $829,697,958 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated
Net Investment	Net Realized Loss
Income	on Investments

$7,786,364	$7,786,364

The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$453,500,939	$439,859,049
Ordinary income	2,626,744	2,702,450

Total	$456,127,683	$442,561,499

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,079,682,952

Gross unrealized appreciation	$165,130,985
Gross unrealized depreciation	(3,174,492,322)

Net unrealized depreciation	$(3,009,361,337)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$70,394
Payments Made to Retired Trustees	45,754
Accumulated Liability as of July 31, 2009	465,816
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	276,370,390	$1,681,940,175	278,856,237	$2,916,922,847
Dividends and/or distributions reinvested	32,720,913	198,677,274	18,646,375	191,467,084
Redeemed	(238,364,361)	(1,487,836,632)	(264,338,488)	(2,833,866,074)

Net increase	70,726,942	$392,780,817	33,164,124	$274,523,857

Class B
Sold	8,133,260	$50,040,887	6,521,405	$67,139,700
Dividends and/or distributions reinvested	1,784,195	10,905,137	1,277,996	13,230,189
Redeemed	(13,955,886)	(92,111,789)	(14,920,016)	(155,784,941)

Net decrease	(4,038,431)	$(31,165,765)	(7,120,615)	$(75,415,052)

Class C
Sold	77,123,003	$473,777,038	86,844,863	$900,968,735
Dividends and/or distributions reinvested	9,966,026	60,236,039	5,305,983	54,272,275
Redeemed	(61,182,005)	(384,462,876)	(76,450,271)	(813,800,430)

Net increase	25,907,024	$149,550,201	15,700,575	$141,440,580

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities. As of July 31, 2009, ReFlow did not hold any shares of the Fund.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,381,286,295	$1,240,867,491
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule from Aug. 1, 2008 to Aug. 31, 2008

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule from Sept. 1, 2008 to July 31, 2009

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $3,727,760 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$14,402,276
Class C	31,902,928
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2009	$2,295,822	$624,341	$829,525	$536,559
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended July 31, 2009 was as follows:

	Call Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of July 31, 2008	439	$63,477
Options closed or expired	(191)	(30,013)
Options exercised	(248)	(33,464)

Options outstanding as of July 31, 2009	—	$—

6. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 1.01% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$601,371,233
Average Daily Interest Rate	1.934%
Fees Paid	$41,562,861
Interest Paid	$12,902,606
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Oppenheimer Rochester National Municipal Fund

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)     Amended and Restated Declaration of Trust dated August 1, 2002: Previously filed with Registrant’s Post-Effective Amendment No. 27 (September 27, 2002), and incorporated herein by reference.

(b)     Amended and Restated By-Laws dated as of December 14, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 27 (September 27, 2002), and incorporated herein by reference.

       (i)     Amendment No. 1 to the By-Laws dated August 11, 2006: Previously filed with Registrant’s Post-Effective Amendment No. 36 (November 21, 2007), and incorporated herein by reference.

(c)   (i)    Oppenheimer Pennsylvania Municipal Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

       (ii)    Oppenheimer Pennsylvania Municipal Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

       (iii)    Oppenheimer Pennsylvania Municipal Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(iv)      Oppenheimer Rochester National Municipals Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(v)      Oppenheimer Rochester National Municipals Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(vi)     Oppenheimer Rochester National Municipals Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(vii)    Oppenheimer New Jersey Municipal Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(viii)   Oppenheimer New Jersey Municipal Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(ix)    Oppenheimer New Jersey Municipal Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 26 (November 21, 2001), and incorporated herein by reference.

(d)    (i)      Amended and Restated Investment Advisory Agreement for Oppenheimer Pennsylvania Municipal Fund dated January 1, 2005: Previously filed with Registrants Post-Effective Amendment No. 31 (September 28, 2005) and incorporated herein by reference.

(ii)    Amended and Restated Investment Advisory Agreement for Oppenheimer Rochester National Municipals, dated January 1, 2005: Previously filed with Registrants Post-Effective Amendment No. 31 (September 28, 2005) and incorporated herein by reference.

(iii)   Amended and Restated Investment Advisory Agreement for Oppenheimer New Jersey Municipal Fund dated January 1, 2005: Previously filed with Registrants Post-Effective Amendment No. 31 (September 28, 2005) and incorporated herein by reference.

(e)     (i)    General Distributor's Agreement dated August 19, 1993: Previously filed with Registrant's Post-Effective Amendment No. 12 (April 25, 1995), and incorporated herein by reference.

         (ii)    Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), October 23, 2006, and incorporated herein by reference.

        (iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

        (iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

       (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

      (vi)      Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc.(Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(f)     (i)    Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), 5/29/09, and incorporated herein by reference.

        (ii)    Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), 5/29/09, and incorporated by reference.

(g)     (i)    Global Custodial Services Agreement dated May 3, 2001 as amended from time to time: Previously filed with Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245), 10/25/01, and incorporated herein by reference.

         (ii)    Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), 8/5/03, and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated September 15, 1989: Previously filed with Registrant's Pre-Effective Amendment No. 2 to Registrant's Registration Statement (September 18, 1989), re-filed with Registrant's Post-Effective Amendment No. 12, (April 25, 1995) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(j)     Independent Auditors’ Consent: Filed herewith.

(k)     Not applicable.

(l)      Investment Letter from OppenheimerFunds, Inc. to Registrant dated August 29, 1989: Previously filed with Registrant’s Post-Effective Amendment No. 3 (April 30, 1991), re-filed with Registrant's Post-Effective Amendment No. 12, (April 25, 1995) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(m)     (i)     Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer Pennsylvania Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

         (ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares of Oppenheimer Pennsylvania Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

         (iii)     Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Oppenheimer Pennsylvania Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

         (iv)      Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer Rochester National Municipals dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

         (v)      Amended and Restated Distribution and Service Plan and Agreement for Class B shares of Oppenheimer Rochester National Municipals dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

        (vi)      Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Rochester National Municipals dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

        (vii)      Amended and Restated Service Plan and Agreement for Class A shares of Oppenheimer New Jersey Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

        (viii)      Amended and Restated Distribution and Service Plan and Agreement for Class B shares of Oppenheimer New Jersey Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

        (ix)      Amended and Restated Distribution and Service Plan and Agreement for Class C shares of Oppenheimer New Jersey Municipal Fund dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 32 (September 27, 2006), and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/17/09:  Previously filed with Post Effective Amendment No. 16 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-78269), 10/2/09 , and incorporated herein by reference.

(o)     (i)     Power of Attorney dated November 11, 2009 for all Trustees/Directors and Officers: Previously filed with Post-Effective Amendment No. 33 to the Registration Statement of Oppenheimer Municipal Fund (Reg. No. 33-08054), 11/24/09, and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), 9/14/07, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Victor Alino, Vice President	Formerly Senior Manager at Bayer Healthcare Pharmaceuticals (April 2006 – December 2008).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007- April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Emanuele Bergagnine, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Assistant Vice President	None
Dale Campbell, Assistant Vice President	None
William Carey, Executive Vice President	Formerly Managing Director of distribution and relationship management in the Institutional Retirement, Philanthropy and Investments Group of Bank of America.
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Assistant Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Cheryl Corrigan, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Jerry Cubbin, Vice President

Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), a Consultant at Magnitude Capital, (November 2008 – May 2009) and a Managing Director at Brown Brothers Harriman (March 2001 – July 2008).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Assistant Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009) and Intermediate Research Analyst (February 2006 – February 2008).
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donahue, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Alicia Dopico, Vice President	None
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Ellman, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	None
Matthew Farkas, Vice President and Associate Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Arnella Forde, Assistant Vice President	Formerly Managing Editor / Communications Consultant at Franklin Templeton Investments (September 2007 – March 2009), and Managing Editor at SourceMedia (July 2002 – September 2007).
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President

Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 - September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Kenneth Herold, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	None
Craig Holloway, Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 - May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (from October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Executive Vice President & Chief Investment Officer, Equities	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Young-Sup Lee, Vice President	Formerly a Vice President at Morgan Stanley (July 2006- July 2008).
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – Feb 2009) and Portfolio Manager (August 2006 – December 2007) at ING Investment Management.
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Vice President	None
Bill Levey, Assistant Vice President	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Aaron Magid, Assistant Vice President	None
Matthew Maley, Vice President	None
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
William T. Mazzafro, Vice President	None
Melissa Mazer, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	Formerly Vice President at RNK Capital (June 2004 - September 2008).
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman & Director

Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Senior Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Executive Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Formerly a sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	Formerly Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc.
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Vice President	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	Formerly an Investment Analyst (October 2004 – March 2008).
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999-2009).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	None
Kevin Smith, Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Paul Snogren, Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Astrid Yee-Sobraques, Vice President	Formerly a manager at GE Corporate (September 2005 – September 2008).
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer, Fixed Income	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	Formerly an associate at Goldman, Sachs & Co. (December 2005 – July 2008).
Amy Sullivan, Assistant Vice President	Formerly a Manager at OppenheimerFunds, Inc. (January 2006-March 2008).
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments.
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009)
The Oppenheimer Funds include the following:

Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)
Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.
The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ
The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.
The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)	The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Michael Camarella(3)	Assistant Vice President	None
William Carey(2)	President and Director	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Kent Colwell(1)	Vice President	None
Rodney Constable(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Mark Demitry(3)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Marcus Franz(3)	Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Janet Oleary(2)	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(5)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of November, 2009.

                                                                                                          Oppenheimer Multi-State Municipal Trust

                                                                                                          By:     John V. Murphy*

                                                                                                                    John V. Murphy, President,

                                                                                                                    Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Brian F. Wruble*	Chairman of the Board of Trustees	November 27, 2009
Brian F. Wruble

John V. Murphy*	President, Principal	November 27, 2009
John V. Murphy	Executive Officer and Trustee

Brian W. Wixted*	Treasurer, Principal	November 27, 2009
Brian W. Wixted	Financial and Accounting Officer

David K. Downes*	Trustee	November 27, 2009
David K. Downes

Matthew P. Fink*	Trustee	November 27, 2009
Matthew P. Fink

Phillip A. Griffiths*	Trustee	November 27, 2009
Phillip A. Griffiths

Mary F. Miller*	Trustee	November 27, 2009
Mary F. Miller

Joel W. Motley*	Trustee	November 27, 2009
Joel W. Motley

Russell S. Reynolds, Jr.*	Trustee	November 27, 2009
Russell S. Reynolds, Jr.

Mary Ann Tynan*	Trustee	November 27, 2009
Mary Ann Tynan

Joseph M. Wikler*	Trustee	November 27, 2009
Joseph M. Wikler

Peter I. Wold*	Trustee	November 27, 2009
Peter I. Wold

*By:     /s/ Kathleen T. Ives

            Kathleen T. Ives, Attorney-in-Fact

Oppenheimer Multi-State Municipal Trust

Post-Effective Amendment No. 40

Registration No. 33-30198

EXHIBIT INDEX

Exhibit No.     Description

23. (j)               Independent Registered Public Accounting Firm's Consent